UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __ )

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☒ Definitive Proxy Statement

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FIRST AMERICAN FINANCIAL
CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First American Financial Corporation

March 30, 2026

Dear Fellow Stockholder,

You are cordially invited to attend our annual meeting of stockholders at 1:00 PM Pacific time, on May 12, 2026. This year’s annual meeting of stockholders will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF.

With this letter, we are including the notice for the annual meeting, the proxy statement and the proxy card. We are also including a copy of our 2025 annual report. More information regarding how to vote, participate in, and submit questions for the annual meeting can be found in the proxy statement.

We have made arrangements for you to vote your proxy over the Internet or by telephone, as well as by mail with the traditional proxy card. The proxy card contains instructions on these methods of voting.

Your vote is important. Whether or not you plan on participating in the virtual annual meeting on May 12, 2026, we hope you will vote as soon as possible.

Thank you for your continued support of First American Financial Corporation.

Dennis J. Gilmore Executive Chairman	Mark E. Seaton Chief Executive Officer

First American Financial Corporation	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	Matters to be voted on
May 12, 2026	Proposal		Board Recommendation
Time
1

Election of the three director nominees named in the accompanying proxy statement to serve as Class I directors on our board of directors for a three-year term expiring on the date of the 2029 annual meeting of stockholders

Vote For
1:00 PM Pacific Time
Website
	2	Approval, on an advisory basis, of our Company’s executive compensation	Vote For
register.proxypush.com/FAF
	3	Approval of amendments to eliminate the supermajority voting requirements in the Certificate of Incorporation

	4	Approval of amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections

	5	Ratification of the selection of PricewaterhouseCoopers LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	Vote For
Who can vote Only stockholders of record at the close of business on March 16, 2026 are entitled to notice of the meeting and an opportunity to vote.	At the meeting, we will also transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

This year’s meeting will be held in a virtual-only meeting format online via live webcast. To participate in the meeting, stockholders must go to register.proxypush.com/FAF with the control number provided on their proxy card or voting instruction form and register by following the instructions. Upon completing registration, a stockholder will receive further instructions via email, including a unique link that will allow that stockholder access to the meeting. During the meeting, stockholders may vote and submit questions. For additional information on voting at or participating in the meeting online, including how to submit questions, please see “Questions and Answers” on page 76.

Notice of Annual Meeting of Stockholders

How to vote your shares before the meeting

Your vote is very important. Please submit your vote by proxy as soon as possible via the Internet, telephone or mail. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting.

VIA THE INTERNET Visit the website listed on your proxy card, notice or voting instruction form.	BY PHONE Call the phone number listed on your proxy card or voting instruction form.	Y	BY MAIL Complete, sign, date and return your proxy card or voting instruction form in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2026: First American Financial Corporation’s notice of annual meeting and proxy statement, annual report and other proxy materials are available at www.firstam.com/proxymaterials.

Meeting Contingencies

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 2:00 P.M. Pacific Time on the date specified above and at our address, 1 First American Way, Santa Ana, CA 92707, solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of our website at investors.firstam.com.

Lisa W. Cornehl

Senior Vice President, Chief Legal Officer and Secretary

Santa Ana, California

March 30, 2026

First American Financial Corporation 2026 Proxy Statement | i

ii | 2026 Proxy Statement First American Financial Corporation

First American Financial Corporation

PROXY STATEMENT

Solicitation of Proxies by the Board of Directors

First American Financial Corporation's Notice of Annual Meeting, Proxy Statement, Annual Report and other proxy materials are available at www.firstam.com/proxymaterials

The board of directors (our “Board”) of First American Financial Corporation, a Delaware corporation (our “Company,” “we” or equivalent terms), is soliciting proxies from holders of our common stock for use at the annual meeting of our stockholders to be held on May 12, 2026, at 1:00 PM Pacific time. The meeting will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF. We have included information on how to vote, submit questions, and participate in the virtual meeting in the “Questions and Answers” section on pages 76-83.

We are mailing this proxy statement and the enclosed proxy card, notice of annual meeting, stockholders letter and 2025 annual report to our stockholders on or about March 30, 2026. In lieu of a proxy card, holders of shares held in street name through a bank, broker or other nominee are receiving a voting instruction form from their bank, broker or other nominee. As used herein, references to “proxy” or “proxy card” also refer to the voting instruction form provided to street name holders.

The remainder of this proxy statement has been divided into five sections. You should read all five sections before you vote.

I.
Proposals: this section provides information relating to the proposals to be voted on at the stockholders’ meeting.
II.
Required Information: this section contains information that is required by law to be included in this proxy statement and which has not been included in the other sections.
III.
Corporate Responsibility and Sustainability: this section highlights some of our efforts regarding human capital resources, sustainability and governance.
IV.
Questions and Answers: this section provides answers to a number of frequently asked questions related to the stockholders’ meeting.
V.
Other Information: this section provides other information regarding this proxy, including instructions about how to obtain a copy of our annual report.

The Compensation Discussion and Analysis section contains certain financial measures that are not presented in accordance with generally accepted accounting principles (“GAAP”). Please see Appendix A for the rationale behind the presentation of these measures and reconciliations of these amounts to the nearest GAAP financial measures.

First American Financial Corporation 2026 Proxy Statement | 1

I. Proposals

Information Regarding the Nominees for Election

The following list provides information with respect to the three persons nominated and recommended to be elected as Class I directors by our Board, to serve for a three-year term expiring on the date of the 2029 annual meeting of stockholders. Mark E. Seaton was appointed by our Board as a Class I director on April 10, 2025. Marsha A. Spence was previously elected by stockholders at the 2023 annual meeting. Deborah L. Wahl was appointed to the Board as a Class I director on September 10, 2024. Ms. Wahl was recommended by an independent third-party search firm. James L. Doti and Michael D. McKee are Class I directors that were not nominated for reelection because they have reached our Company’s mandatory retirement age. As of the annual meeting, the size of the Board will be reduced from eleven to nine directors.

Age: 48 Director since: 2025 Committees: None Independent: No

MARK E. SEATON

Mr. Seaton has served as our chief executive officer since April 2025. From March 2013 to April 2025, he was our executive vice president, chief financial officer. From 2010 until 2013, he served as our senior vice president, finance, in which capacity he oversaw our Company’s investment management, investor relations, treasury and financial planning activities. Mr. Seaton joined The First American Corporation in 2006. With 20 years of service to our Company in various operational and corporate roles, Mr. Seaton provides our Board with an in-depth understanding of the Company’s businesses, risk profile and competitive landscape.

Age: 74 Director since: 2022 Committees: None Independent: No

MARSHA A. SPENCE

Ms. Spence served as chairman of the board of Mother Lode Holding Co., a provider of title insurance, underwriting and escrow services for residential and commercial real estate transactions, and a wholly-owned subsidiary of the Company, from 2006 until her retirement in 2023. She joined Placer Title Company, now Mother Lode’s principal subsidiary, in 1977 and had managerial roles involving increased responsibility, including as Mother Lode’s chief executive officer from 2001 to 2021. Ms. Spence served on the California Land Title Association Board of Governors for 10 years, serving as board president from 2005 to 2006. Ms. Spence brings to the Board deep industry knowledge and experience leading a highly successful, multi-brand title business.

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I. Proposals

Age: 63 Director since: 2024 Committees: Governance Independent: Yes

DEBORAH L. WAHL

Ms. Wahl retired in 2023 as senior vice president and global chief marketing officer (CMO) of General Motors Company (NYSE: GM), a leading automotive manufacturing company, where she oversaw the company’s global marketing strategy since 2019. Ms. Wahl has also served as an executive leader and CMO for several other premier consumer product companies, including Cadillac (a brand of General Motors Company) from 2018 to 2019, McDonald’s Corporation (NYSE: MCD), a leading global foodservice retailer, from 2014 to 2017 and PulteGroup, Inc., one of the largest homebuilding companies in the United States, from 2009 to 2014. Ms. Wahl is a director of Mediaocean, LLC, a leading provider of omnichannel advertising platforms and global media spend management solutions and Safe-Guard Products International, LLC, a leading provider of protection plans for the automotive and mobility markets, and she also serves as the chair of a nonprofit organization. She previously served as a director of Groupon, Inc. (Nasdaq: GRPN) from 2017 to 2023 and OnStar Insurance Services Inc. from 2021 to 2023, as well as in several board-level roles with marketing and advertising industry trade associations. With her extensive experience leading global marketing strategy and helping drive growth for influential brands in a variety of industries, Ms. Wahl brings to the Board a valuable perspective on how the Company can capitalize on its leadership of the digital transformation of the title and settlement industry.

Information Regarding the Other Incumbent Directors

The following lists provide information with respect to the individuals currently serving as Class II directors, whose current term expires at the 2027 annual meeting, and Class III directors, whose current term expires at the 2028 annual meeting. Similar information is also provided for two directors who will be retiring from the Board as of the 2026 annual meeting. The Class II directors were previously elected by stockholders at the 2024 annual meeting, except for Jeffrey J. Dailey who was appointed to the Board on November 4, 2025. The Class III directors were previously elected by stockholders at the 2025 annual meeting.

Class II Directors—Term Expiring 2027

Age: 68 Director since: 2025 Committees: Audit Independent: Yes

JEFFREY J. DAILEY

Mr. Dailey served as chief executive officer of Farmers Group, Inc., a subsidiary of Zurich Insurance Group, a global multi-line insurer, from 2012 until his retirement in 2022, and as chairman of the board of directors of Farmers until June 2023. Prior to joining Farmers, Mr. Dailey founded and served as chief executive officer of Reliant Insurance, which was subsequently acquired by Bristol West Holdings. Earlier in his career, he held various senior executive positions with Progressive Corporation. He is a director of Verisk Analytics, Inc. (Nasdaq: VRSK), a global data analytics and risk assessment firm serving the insurance industry, and Liberty Mutual Holding Company, a global property and casualty insurer. His previous board service includes Farmers Group, Inc. and The Institutes, a leading provider of education and research in risk management and insurance. Mr. Dailey’s extensive experience in leadership, operations, and technology-driven innovation at multibillion-dollar insurance companies adds invaluable perspective to our Board as the Company continues to lead the digital transformation of the title and settlement industry.

First American Financial Corporation 2026 Proxy Statement | 3

I. Proposal

Age: 67 Director since: 2010 Committees: Executive Independent: No

DENNIS J. GILMORE

Mr. Gilmore was appointed as executive chairman in April 2025. He served as chairman of the Board from February 2022 to April 2025 and as a director since 2010. Mr. Gilmore served as our chief executive officer from 2010 to 2022. From 1993 to 2010, he served in various managerial roles with The First American Corporation, including as the chief executive officer of its financial services group and as its chief operating officer. He currently serves as a director of the Automobile Club of Southern California. As the Company’s former chief executive officer, Mr. Gilmore brings to our Board significant operational and executive management experience specific to our Company’s businesses and our industry.

Age: 72 Director since: 2015 Committees: Governance (chair) Independent: Yes

MARGARET M. MCCARTHY

Ms. McCarthy retired in 2019 as executive vice president of CVS Health Corporation, a health innovation company (NYSE: CVS), supporting the technology integration following the completion of CVS Health’s acquisition of Aetna, Inc. in 2018. She served as executive vice president of operations and technology for Aetna, Inc., a diversified healthcare benefits company, from 2010 until 2018, where she was responsible for innovation, technology, data security, procurement, real estate and service operations. Prior to joining Aetna in 2003, she served in various information technology-related roles, including at CIGNA Healthcare, Catholic Health Initiatives and Andersen Consulting (now Accenture), as well as a consulting partner at Ernst & Young. She is a director of Marriott International, Inc. (Nasdaq: MAR), an operator, franchisor, and licensor of hotel, residential, and timeshare properties worldwide; American Electric Power (Nasdaq: AEP), an electrical energy company; and Alignment Healthcare, Inc. (Nasdaq GS: ALHC), a tech-enabled Medicare Advantage company. She served as a director of Brighthouse Financial, Inc. (Nasdaq GS: BHF), a life and annuity insurance company from 2018 to 2021. Given her extensive experience managing large groups of employees, complex processes and enterprise-critical technology, Ms. McCarthy brings to the Board valuable insights into areas of critical import to the operations of the Company, including technology and cybersecurity.

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I. Proposals

Class III Directors—Term Expiring 2028

Age: 62 Director since: 2017 Committees: Governance Independent: Yes

REGINALD H. GILYARD

Mr. Gilyard has been a senior advisor with The Boston Consulting Group, a global management consulting company, since 2012. From 2012 to 2017, he was dean of the Argyros School of Business and Economics at Chapman University. From 1996 to 2012, he held various other positions with The Boston Consulting Group, including as a partner and managing director. He is a director of CBRE Group, Inc. (NYSE: CBRE), a commercial real estate services and investment firm; Realty Income Corporation (NYSE: O), a real estate investment trust; and Orion Properties Inc. (NYSE: ONL), a suburban property focused net lease real estate investment trust. He began his career serving in the United States Air Force. With his in-depth understanding of the complexities of large businesses and keen grasp of customer needs across a variety of industry sectors, Mr. Gilyard brings to our Board a unique perspective on how we can make our operations more efficient and serve our customers better.

Age: 78 Director since: 2010 Committees: Compensation Executive (chair) Independent: Yes

PARKER S. KENNEDY

Mr. Kennedy is our chairman emeritus and lead independent director. He served as chairman of our Board from 2010 to 2022. Mr. Kennedy served as executive chairman of the Company from 2010 to 2012. From 2003 to 2010, he served as chairman and chief executive officer of The First American Corporation, the Company’s prior parent company, and as its president from 1993 to 2004. He served as a director of The First American Corporation and, as renamed in 2025, Cotality (formerly, CoreLogic, Inc.), from 1987 to 2011, and was Cotality's executive chairman from 2010 to 2011. He is a director of the Automobile Club of Southern California. We believe that Mr. Kennedy, who has worked with us in various capacities for over 40 years, has unparalleled executive experience in our industry. He also brings to the Company an incomparable understanding of our history and culture.

Age: 71 Director since: 2010 Committees: Audit Compensation Independent: Yes

MARK C. OMAN

Mr. Oman retired from Wells Fargo & Company in 2011, after serving it or its predecessors since 1979. He held numerous positions at Wells Fargo, including senior executive vice president (home and consumer finance) from 2005 until his retirement and group executive vice president (home and consumer finance) from 2002 to 2005. Mr. Oman also served as a director and the chief executive officer of Wachovia Preferred Funding Corp. from 2009 to 2011. He is currently involved with several private ventures and serves on a variety of private-company and nonprofit boards. Mr. Oman brings to the Board important insights into the mortgage market and working with large mortgage lenders.

First American Financial Corporation 2026 Proxy Statement | 5

I. Proposal

Directors Serving through May 12, 2026

Age: 79 Director since: 2010 Committees: Audit (chair) Executive Independent: Yes

JAMES L. DOTI

Dr. Doti has been a professor of economics at Chapman University since 1974 and served as Chapman University’s president from 1991 to 2016. He previously served on the boards of The First American Corporation, the Company’s prior parent company, Standard Pacific Corp. and Fleetwood Enterprises, Inc. Given his experience as president of Chapman University and his doctorate in economics from the University of Chicago, Dr. Doti gives our Company insight into the organizational challenges that large companies face and the impact of the economic environment on the Company. In connection with the Company’s mandatory retirement policy, Dr. Doti is not standing for reelection and, accordingly, it is anticipated that his service on the Board will be completed on May 12, 2026.

Age: 80 Director since: 2011 Committees: Compensation (chair) Independent: Yes

MICHAEL D. MCKEE

Mr. McKee has served as a principal of The Contrarian Group, a private equity firm, since 2018. He is the chairman of Realty Income Corporation (NYSE: O), a real estate investment trust, and the Tiger Woods Foundation. He served as a director of HCP, Inc. (NYSE: HCP), a publicly traded real estate investment trust, from 1989 to 2018, as executive chairman of HCP from 2016 to 2018 and, during 2016, he also served as interim chief executive officer and president of HCP. From 2010 to 2016, Mr. McKee was chief executive officer of Bentall Kennedy (U.S.), a registered real estate investment advisor. He also served as the chief executive officer and vice chairman of the board of directors of The Irvine Company, a privately-held real estate development and investment company, and as a partner with the law firm of Latham & Watkins LLP. Mr. McKee brings to the Board significant operating and executive management experience. This experience, combined with Mr. McKee’s extensive background in the real estate industry, facilitates the Board’s oversight of the Company’s operations and enhances its ability to assess strategic opportunities. In connection with the Company’s mandatory retirement policy, Mr. McKee is not standing for reelection and, accordingly, it is anticipated that his service on the Board will be completed on May 12, 2026.

See the section entitled “Security Ownership of Management,” which begins on page 16, for information pertaining to stock ownership of our directors. There are no family relationships among any of the directors or nominees or any of our executive officers. There are no arrangements or understandings between any director and any other person pursuant to which any director was or is to be selected as a director.

6 | 2026 Proxy Statement First American Financial Corporation

I. Proposals

Our Board is composed of directors who possess a mix of skills and experience that we believe align with, and facilitate effective oversight of, the Company’s strategy and risks. The following chart presents the percentage of director nominees and the other incumbent directors who possess substantive skills and have self-reported as being from experienced to highly experienced in these areas.

Board of Directors Skills and Experience

Our Board believes that a board with directors with a variety of skills and backgrounds is better able to effectively oversee the Company’s management and strategy and better positions the Company to deliver long-term value for our stockholders. As outlined on page 19, our Board utilizes a broad concept of diversity, recognizing that various factors add to the overall mix of perspectives of our Board as a whole. Based on self-reported demographic information, 73% of our directors identify as male, 27% identify as female, 9% identify as African American and 91% identify as white.

First American Financial Corporation 2026 Proxy Statement | 7

I. Proposal

Item 1. Election of Class I Directors

Our certificate of incorporation provides for a classified Board. Each person elected as a Class I director at the annual meeting of stockholders will serve for a three-year term expiring on the date of the 2029 annual meeting and until his or her successor in office is elected and qualified. Our Board has nominated the following individuals for election as Class I directors:

Mark E. Seaton
Marsha A. Spence
Deborah L. Wahl

Unless otherwise specified by you in your proxy card, the proxies solicited by our Board will be voted “FOR” the election of each of the Class I director nominees. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee(s) as shall be designated by our Board. Our Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

Our Board recommends that you vote "FOR" each of these Class I director nominees.

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I. Proposals

Item 2. Advisory Vote to Approve Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934 and Securities and Exchange Commission (“SEC”) rules, we are seeking non-binding, advisory approval of our stockholders on the compensation of our named executive officers (“executive officers”) as presented in the “Executive Compensation” section of this proxy statement commencing on page 25. Specifically, we are seeking stockholder approval of the following resolution:

“RESOLVED, that the stockholders of First American Financial Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2026 annual meeting of stockholders.”

We refer to this proposal as a “Say on Pay” proposal. As part of its process in determining executive compensation levels for 2025, the Compensation Committee has reviewed the results of last year’s Say on Pay proposal, in which approximately 93% of our Company’s shares present and entitled to vote approved, on an advisory basis, 2024 executive compensation. The stockholder support for the prior Say on Pay proposal reinforces the Compensation Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that provide for a substantial portion of the executive officers’ total compensation to be related to our Company’s consolidated financial performance. It also reinforces the Compensation Committee’s view that, for executive officers, the mix of compensation should be weighted heavily toward at-risk pay and should include a substantial portion payable in equity. This is consistent with the overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation and a strong alignment between the interests of executive officers and long-term stockholders.

The results of the 2025 executive compensation program are included in the section entitled “Compensation Discussion and Analysis” commencing on page 25. The Committee believes that the Company delivered strong performance in 2025, achieving results that exceeded key financial goals and reflected effective execution of the Company's strategy. In 2025, the Company generated total revenue of $7.5 billion, net income of $621.8 million, pretax margin of 11.1% and return on equity of 11.9%. The strength of these results was underscored by the Company's growth in earnings per diluted share to $6.00 ($6.05 on an adjusted basis) for the year, compared with $1.26 ($4.40 on an adjusted basis) in the prior year, and by 21.6% growth in revenue (13.8% on an adjusted basis) compared with the prior year. Performance in the commercial division was exceptional, with revenue increasing 31.7% compared with the prior year to $1.0 billion. In the Home Warranty segment, the Company delivered record pretax income of $86.5 million and achieved a pretax margin of 19.5%. Management also advanced key technology initiatives, including launching our enhanced artificial intelligence (AI)-powered Sequoia title production engine in four test markets. Management also launched Endpoint, our AI-native settlement platform, in one market and closed the industry's first AI-powered escrow transaction.

Corresponding to management’s high level of performance in 2025 that drove meaningful financial growth, achievement relative to the targets for the annual incentive plan was 142% of target for the year. In addition, performance with respect to the relative total shareholder return metric for the 2023 Long-Term Incentive Plan Performance Restricted Stock Units was at the 59th percentile for the three-year performance period ended December 31, 2025 relative to the S&P MidCap 400 Index comparator group, resulting in payouts at 137% of target. The Committee believes that these results reflect management’s disciplined execution of the Company's strategy, effective expense management and sustained focus on operating leverage, and are consistent with the Company’s pay-for-performance philosophy. Stockholders are urged to read the Compensation Discussion and Analysis as well as the Summary Compensation Table and related compensation tables and narrative, appearing on pages 25 through 64, in their entirety.

Note: See Appendix A for the rationale behind the presentation of all non-GAAP financial measures referred to above and reconciliations to the nearest GAAP financial measures.

First American Financial Corporation 2026 Proxy Statement | 9

I. Proposal

While this vote to approve executive compensation is not binding, the Compensation Committee intends to review the results of the vote in connection with its ongoing analysis of our Company’s compensation programs. We expect to include a Say on Pay proposal in our proxy materials on an annual basis and, thus, we expect that the next Say on Pay proposal will occur at our 2027 annual meeting.

Our Board recommends that you vote "FOR" the approval, on an advisory basis, of our Company's executive compensation.

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I. Proposals

Item 3. Approval of Amendments to Eliminate the Supermajority Voting Requirements in the Certificate of Incorporation

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), together with the Company’s Bylaws (the “Bylaws”) and applicable Delaware corporate law, establish the voting standards applicable to matters submitted to a vote of the Company’s stockholders, including, in limited circumstances, provisions that require approval by holders of at least 66 ⅔% of the outstanding shares of common stock entitled to vote on proposals. The Certificate and Bylaws expressly set forth only three such supermajority voting requirements, under which the affirmative vote of the holders of at least 66 ⅔% of outstanding shares of common stock entitled to vote is required for (1) the removal of a director outside of the annual meeting process, (2) amendments to specified sections of the Certificate and (3) amendments to the Bylaws (collectively, the “Supermajority Voting Requirements”). For the reasons discussed below, our Board has approved and recommends that stockholders approve amendments to the Certificate to eliminate the three Supermajority Voting Requirements, as described below (the “Supermajority Amendments”).

Background on the Supermajority Amendments

At the Company’s 2025 annual meeting, stockholders approved a non-binding proposal requesting that the Company replace the supermajority voting requirements in its governing documents with a requirement for approval by a majority of the votes cast.

In the 2025 proxy statement, our Board explained that the Company’s supermajority voting provisions were designed to promote stability, encourage broad stockholder consensus, and protect long-term stockholder interests by requiring that significant changes to the Company’s governance structure have the support of a substantial portion of its stockholders. Consistent with its current practice, our Board also noted that if there is sufficient stockholder support for this proposal, the Board will consider proposing amendments to the Certificate and Bylaws to replace the three Supermajority Voting Requirements with a majority of outstanding shares requirement.

The proposal received majority support at the 2025 annual meeting. Our Board takes the views of the Company’s stockholders very seriously and, following the annual meeting, continued to evaluate the matter, including considering feedback from stockholders gathered through the Company’s ongoing stockholder engagement efforts. After considering the outcome of the stockholder vote and the information and perspectives reported to the Board in connection with those engagement activities, the Board determined to approve the Supermajority Amendments and submit them for stockholder consideration.

Summary of the Supermajority Amendments

The Supermajority Amendments would amend the Certificate to replace the existing requirement for the affirmative vote by holders of at least 66 ⅔% of the outstanding shares of common stock entitled to vote with the affirmative vote by holders of a majority of the shares of common stock outstanding and entitled to vote (a “Majority Vote”) with respect to the following provisions:

•
Article V, Section 5.2(c) of the Certificate currently provides that directors may be removed only for cause and only by the affirmative vote of at least 66 ⅔% of the shares of common stock outstanding and entitled to vote. The Supermajority Amendments would lower this voting threshold to a Majority Vote, which would apply upon the effectiveness of the Supermajority Amendments.
•
Article IX, Section 9.1 of the Certificate currently requires the affirmative vote of at least 66 ⅔% of the shares of common stock outstanding and entitled to vote for stockholders to amend, repeal or adopt any provision inconsistent with specified sections of the Certificate. The Supermajority Amendments would lower this voting threshold to a Majority Vote, which would apply upon the effectiveness of the Supermajority Amendments.

First American Financial Corporation 2026 Proxy Statement | 11

I. Proposal

•
Article IX, Section 9.2 of the Certificate currently requires the affirmative vote of at least 66 ⅔% of the shares of common stock outstanding and entitled to vote for stockholders to amend, alter, or repeal the Company’s Bylaws. The Supermajority Amendments would lower this voting threshold to a Majority Vote, which would apply upon the effectiveness of the Supermajority Amendments.

The Board also approved amendments to make conforming changes to the Company’s Bylaws, contingent upon stockholder approval and the effectiveness of the Supermajority Amendments.

The general description of the Supermajority Amendments set forth above is a summary and is qualified in its entirety by reference to the text of the Supermajority Amendments, which is attached as Appendix B to these proxy materials. Additions to the Certificate are indicated by underlining, and deletions are indicated by strikethrough.

Effectiveness and Vote Required

If approved, the Supermajority Amendments will become effective upon the filing of a Certificate of Amendment setting forth the Supermajority Amendments with the Delaware Secretary of State, which we anticipate doing promptly following the annual meeting. However, even if our stockholders approve the Supermajority Amendments, our Board retains discretion under Delaware law to decline to implement them if the Board determines that implementation would be inconsistent with its fiduciary duties. If our Board makes such determination, it will publicly disclose that fact, and the existing supermajority voting provisions in the Certificate and Bylaws will remain in effect.

If stockholders do not approve the Supermajority Amendments, the existing supermajority voting provisions in the Certificate and Bylaws will remain in effect, and a Certificate of Amendment setting forth the Supermajority Amendments will not be filed with the Delaware Secretary of State.

Under the Certificate, approval of the Supermajority Amendments requires the affirmative vote of the holders of at least 66 ⅔% of the Company’s issued and outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the Supermajority Amendments.

Our Board recommends that you vote "FOR" the foregoing proposal to approve the Supermajority Amendments to eliminate the Supermajority Voting Requirements in the Certificate of Incorporation.

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I. Proposals

Item 4. Approval of Amendments to the Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections

The Company’s Certificate divides our Board into three classes, with members of each class elected to serve a staggered three-year term. As a result of continued evaluation of our corporate governance practices and consideration of views held by the investment community, our Board unanimously approved and recommends that stockholders approve amendments to the Certificate to declassify our Board and phase-in the annual election of directors over a three-year period, as described below (the “Declassification Amendments”).

Background on the Declassification Amendments

Our Board regularly reviews the Company’s corporate governance practices, taking into consideration stockholder feedback, current legal developments, and changes in market practice, as well as the Company’s long-term strategic planning. In connection with this review, our Board considered the advantages and disadvantages of maintaining the classified board structure.

The advantages of the classified board structure include that a classified board may promote a consistent level of experience and expertise, encourage a long-term perspective by management and our Board, and provide protection against short-term investor pressure, including by making it more difficult for one or more stockholders holding a large number of shares to gain control of the Board and prioritize short-term gains over long-term strategic planning and stockholder value. At the same time, many investors believe that an annually elected board can increase directors’ accountability to a company’s stockholders. In addition, in recent years, stockholders of public companies generally have supported shifting from classified boards to annual director elections. Taking these perspectives into account, our Board believes that adopting the Declassification Amendments at this time will further align the Company’s governance with governance practices that are currently supported by the investment community. A declassified board will enable the Company's stockholders to express a view on each director's performance by means of an annual vote and will support the Company's ongoing efforts to maintain strong corporate governance practices. Our Board also believes it would be in the best interests of the Company and its stockholders to phase-in the declassification of the Board over a three-year period, rather than declassify the Board immediately, so as to promote continuity and stability while also being responsive to the feedback of our stockholders.

After balancing these interests, our Board decided to approve the Declassification Amendments and submit them for stockholder approval.

Summary of the Declassification Amendments

Article V, Section 5.2 in the Certificate currently provides that our Board is divided into three classes of approximately equal size and that each director shall serve a term of office of three years. The Declassification Amendments would amend Article V to provide for the phase-in of the declassification of our Board and the annual election of directors. The Declassification Amendments would not shorten the existing terms of our directors. Accordingly, a director who has been or is elected to a three-year term (including Class I directors elected at this annual meeting) may complete that term. Directors would first be subject to annual election beginning at the following noted annual meeting:

•
directors in what is currently Class II, at the 2027 annual meeting;
•
directors in what is currently Class III, at the 2028 annual meeting; and
•
directors in what is currently Class I, at the 2029 annual meeting.

The Declassification Amendments would mean that the declassification of our Board would be complete beginning with the election of directors at the 2029 annual meeting of stockholders, and all directors would be subject to annual election for one-year terms.

First American Financial Corporation 2026 Proxy Statement | 13

I. Proposal

The Declassification Amendments also amend Article V, Section 5.2 in the Certificate to provide that before the declassification of our Board is complete, any director elected to a newly created seat on the Board will serve until the next annual meeting of stockholders, and any director elected to fill a vacancy not resulting from an increase in the number of directors will serve for the remainder of the predecessor director’s term. In all cases, each director will hold office until his or her successor has been elected and qualified or until such director’s earlier death, retirement, resignation or removal.

The Declassification Amendments also amend the director removal provisions in Article V, Section 5.2 in the Certificate. First, consistent with Delaware law, the Declassification Amendments provide that directors may be removed either for or without cause once the declassification of our Board is complete at the 2029 annual meeting. Until then, consistent with Delaware law, directors continue to be removable only for cause. The Declassification Amendments also lower the vote required to remove directors to a Majority Vote rather than an affirmative vote by the holders of at least 66 ⅔% of the shares of the common stock outstanding and entitled to vote, as is currently provided in the Certificate. The Majority Vote requirement would apply upon the effectiveness of the Declassification Amendments.

The Board also approved an amendment to make conforming changes to the Company’s Bylaws, contingent upon stockholder approval and the effectiveness of the Declassification Amendments.

The general description of the Declassification Amendments set forth above is a summary and is qualified in its entirety by reference to the text of the Declassification Amendments, which is attached as Appendix C to these proxy materials. Additions to the Certificate are indicated by underlining, and deletions are indicated by strikethrough.

Effectiveness and Vote Required

If approved, the Declassification Amendments will become effective upon the filing of a Certificate of Amendment setting forth the Declassification Amendments with the Delaware Secretary of State, which we anticipate doing promptly following the annual meeting. However, even if our stockholders approve the Declassification Amendments, our Board retains discretion under Delaware law to decline to implement them if the Board determines that implementation would be inconsistent with its fiduciary duties. If our Board makes such determination, it will publicly disclose that fact, and our Board would remain classified.

If stockholders do not approve the Declassification Amendments, the Board will remain classified, and a Certificate of Amendment setting forth the Declassification Amendments will not be filed with the Delaware Secretary of State.

Under the Certificate, approval of the Declassification Amendments requires the affirmative vote of the holders of at least 66⅔% of the Company’s issued and outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the Declassification Amendments.

Our Board recommends that you vote "FOR" the foregoing proposal to approve the Declassification Amendments to Declassify the Board and Phase-In Annual Director Elections.

14 | 2026 Proxy Statement First American Financial Corporation

I. Proposals

Item 5. Ratification of Selection of Independent Auditor

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Representatives of PwC are expected to attend the annual meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate stockholder questions.

Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee is seeking ratification of its selection of PwC from our stockholders as a matter of good corporate governance. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of PwC and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our Company’s best interests and those of our stockholders.

Our Board recommends that you vote "FOR" the foregoing proposal to ratify the selection of PwC as our Company's independent registered public accounting firm.

First American Financial Corporation 2026 Proxy Statement | 15

II. Required Information

Security Ownership of Management

The following table sets forth the total number of shares of our common stock beneficially owned and the percentage of the outstanding shares so owned as of the record date by:

•
each director (and each nominee for director);
•
each executive officer named in the “Summary Compensation Table” on page 56 (each, a “named executive officer”); and
•
all current directors and executive officers as a group.

Unless otherwise indicated in the notes following the table, the stockholders listed in the table are the beneficial owners of the listed shares with sole voting and investment power (or, in the case of individual stockholders, shared power with such individual’s spouse) over the shares listed. Shares subject to rights exercisable within 60 days after the record date are treated as outstanding when determining the amount and percentage beneficially owned.

Stockholders	Number of Common Shares		Percent if greater than 1%
Directors
Jeffrey J. Dailey	—		—
James L. Doti	71,639	(1)	—
Dennis J. Gilmore	462,346		—
Reginald H. Gilyard	22,902		—
Parker S. Kennedy	2,718,238	(2)	2.7%
Margaret M. McCarthy	25,041		—
Michael D. McKee	56,083	(3)	—
Mark C. Oman	50,976		—
Mark E. Seaton	126,800		—
Marsha A. Spence	7,112		—
Deborah L. Wahl	2,609		—
Named executive officers who are not directors
Steven A. Adams	6,778		—
Lisa W. Cornehl	13,394		—
Kenneth D. DeGiorgio	128	(4)
Matthew F. Wajner	30,079		—
All directors, named executive officers and other executive officers as a group as of the date of this proxy statement (14 persons)	3,593,997		3.5%
(1)
Includes 5,186 RSUs held by Mr. Doti, which vest upon retirement from the Board at the annual meeting.
(2)
Includes 2,165,546 shares held by Kennedy Enterprises, L.P., a California limited partnership of which Mr. Kennedy is the sole general partner. The limited partnership agreement pursuant to which the partnership was formed provides that the general partner has all powers of a general partner as provided in the California Uniform Limited Partnership Act, including the power to vote securities held by the partnership, provided that the general partner is not permitted to cause the partnership to sell, exchange or hypothecate any of its shares of stock of our Company without the prior written consent of all of the limited partners. Except to the extent of his voting power over the shares allocated to the capital accounts of the limited partners, Mr. Kennedy disclaims beneficial ownership of all shares held by the partnership other than those allocated to his own and his wife’s capital accounts. Includes 301,140 shares as to which Mr. Kennedy shares or may be deemed to share voting and investment power. Mr. Kennedy disclaims beneficial ownership of such shares.
(3)
Includes 2,438 RSUs held by Mr. McKee, which vest upon retirement from the Board at the annual meeting.
(4)
Represents shares held by Mr. DeGiorgio as of April 24, 2025, the date his employment ended.

Board and Committee Meetings

Our Board held eight meetings during 2025. No incumbent director attended less than 75% of the aggregate of all meetings of the Board and the committees (if any) on which the director served. From time to time, our Board and its committees may act by unanimous written consent as permitted by the

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II. Required Information

laws of the State of Delaware. Our Board’s standing committees include an audit, compensation, nominating and corporate governance and executive committee. The roles and responsibilities of the audit, compensation and nominating and corporate governance committee are set forth below. The executive committee may meet from time to time in between Board meetings and may exercise the authority of the Board. The following table reflects the composition of each of the standing committees as of the date of this proxy statement. Martha B. Wyrsch, who retired from the Board effective January 21, 2026, also served on the Audit Committee until her retirement.

	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Number of Meetings in 2025		8	7	4	0
Independent Directors
Jeffrey J. Dailey	O
Dr. James L. Doti
Reginald H. Gilyard
Parker S. Kennedy
Margaret M. McCarthy
Michael D. McKee
Mark C. Oman
Deborah L. Wahl
Inside Directors
Mark E. Seaton
Dennis J. Gilmore
Marsha A. Spence
Chairperson Member Financial Expert

Audit Committee

The functions performed by the Audit Committee include:

•
reviewing and approving internal auditing procedures, plans, results, resources and budgets;
•
selecting our independent registered public accounting firm;
•
serving as the Board’s designated risk oversight committee and reporting to the Board thereon (see the Risk Oversight section beginning on page 20 for additional details);
•
engaging with our compliance and risk management executives to review the state of enterprise compliance programs and risk management with a view to understanding the steps management has taken to monitor and control our Company’s major risk exposures;
•
reviewing with internal counsel the state of litigation, claims and regulatory matters;
•
discussing with management, internal audit and external advisors the state of internal controls;
•
directing and supervising investigations into matters within the scope of its duties;
•
reviewing with the independent registered public accounting firm the plan and results of its audit and determining the nature of other services to be performed by, and fees to be paid to, such firm;
•
reviewing our Company’s information technology and information security functions; and
•
supervising the oversight of our Company’s investment portfolios.

First American Financial Corporation 2026 Proxy Statement | 17

II. Required Information

The Audit Committee’s charter is posted in the corporate governance section of our website at www.firstam.com. Our Board has determined that Messrs. Dailey, Doti and Oman are audit committee financial experts and that each of the directors serving on the Audit Committee is financially literate within the meaning of the SEC’s rules and regulations.

Compensation Committee

The Compensation Committee establishes compensation rates and procedures with respect to our executive officers, including the determination of their annual bonus awards, monitors our equity compensation plans, assesses risk with respect to our compensation programs and makes recommendations to the Board regarding director compensation. In fulfilling its responsibilities, the Committee may delegate responsibilities to a subcommittee of two or more members of the Committee. The Compensation Committee’s charter is posted in the corporate governance section of our website at www.firstam.com.

Additional information concerning the Compensation Committee’s processes and procedures surrounding non-employee director compensation is included in the section entitled “Director Compensation,” which begins on page 70. Additional information concerning the executive compensation policies and objectives established by the Compensation Committee, the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, and the role of executive officers and the Compensation Committee’s compensation consultant in determining executive compensation is included in the section entitled “Compensation Discussion and Analysis,” which begins on page 25, under the subsection entitled “Compensation Decision Process,” which begins on page 38.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors of our Company; recommending to the Board nominees for directorships to be filled by the Board or by the stockholders; developing, recommending to the Board and periodically reviewing the corporate governance principles applicable to our Company; overseeing our Company’s succession plan for the chief executive officer and the succession planning process for other key roles; and overseeing sustainability matters material to our Company’s business. This committee's charter is posted in the corporate governance section of our website at www.firstam.com. The committee’s charter outlines the procedures by which certain stockholders of our Company may recommend director nominees to the Board. In particular, the committee will accept and consider, in its discretion, director recommendations from any stockholder holding in excess of five percent of our Company’s outstanding shares of common stock. Such recommendations must include the name and credentials of the recommended nominee, along with all other information required under our Bylaws, and should be submitted to the secretary of our Company at 1 First American Way, Santa Ana, California 92707. The committee will evaluate director candidates recommended by stockholders for election to our Board in the same manner and using the same criteria as used for any other director candidate (as described below). If the committee determines that a stockholder-recommended candidate is suitable for membership on our Board, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on our Board or in connection with the next annual meeting of stockholders.

Our Bylaws also provide for proxy access, which is described in the section “Stockholder Proposals, Director Nominations and Proxy Access” on page 74. Our Bylaws also provide for majority voting in uncontested elections of directors. In contested elections, where the number of nominees exceeds the number of directors to be elected, plurality voting will continue to apply. Further, in uncontested elections, our Bylaws provide that any director who does not receive a majority of the votes cast will promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee and the Board.

As stated in the corporate governance guidelines, the committee takes into account all factors it considers appropriate in identifying and evaluating candidates for membership on the Board, including some or all of the following: strength of character, an inquiring and independent mind, practical wisdom, mature

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II. Required Information

judgment, career specialization, relevant technical skills, reputation in the community, diversity (including diversity of experience, background and skillset) and the extent to which the candidate would fill a present need on the Board. This committee makes recommendations to the full Board as to whether or not incumbent directors should stand for re-election. However, if our Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors generally is not subject to the committee process for identifying and evaluating nominees for director. The committee conducts all necessary and appropriate inquiries into the background and qualifications of possible candidates and may engage, and has engaged, search firms to assist in identifying and evaluating potential candidates for nomination.

Our corporate governance guidelines set forth a policy for the consideration of diversity in identifying nominees for director. The policy recognizes the benefits associated with having a board with directors with a variety of backgrounds and, as indicated above, requires that the Nominating and Corporate Governance Committee consider diversity as a factor when identifying and evaluating candidates for membership on the Board. The policy utilizes a broad concept of diversity, including skills and experience, professional and personal background, prior experience on other boards, and perspectives and viewpoints. The Nominating and Corporate Governance Committee assessed the effectiveness of the Board diversity policy when identifying and evaluating candidates for membership on the Board.

Utilizing the factors and in recognition of the legal requirements described above, the committee makes recommendations, as it deems appropriate, regarding the composition and size of the Board. The priorities and emphasis of the committee and of the Board may change from time to time to take into account changes in business and other trends and the portfolio of skills and experience of current and prospective Board members.

Our corporate governance guidelines also contain a mandatory retirement policy, which provides that no person is eligible for election as a director if on January 1 of the year of the election he or she is age 77 or older. The Board has not granted any waivers or exemptions to this policy.

Independence of Directors

The Board has affirmatively determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, as well as each other member of the Board, except Mark E. Seaton, Dennis J. Gilmore and Marsha A. Spence, is “independent” as that term is defined in the listing standards of the New York Stock Exchange and in accordance with our Company’s corporate governance guidelines. In addition, each member of the Audit Committee and the Compensation Committee is independent under the additional standards applicable to the respective committee under the SEC rules and the New York Stock Exchange listing standards. The Board affirmatively determined that, prior to her retirement from the Board on January 21, 2026, Martha B. Wyrsch was independent under the New York Stock Exchange listing standards and our Company’s corporate governance guidelines and, for purposes of service on the Audit Committee, independent under the additional standards applicable under the SEC rules and the New York Stock Exchange listing standards. In making these determinations, the Board considered the following relationships between directors and our Company: Messrs. Dailey, Gilyard and McKee are affiliated with entities that do business with, or that represent clients that do business with, us in the ordinary course from time to time (and the amounts involved in each case are significantly less than 2% of such entity’s consolidated gross revenues); each of Messrs. Doti and Kennedy is or recently was affiliated with one or more nonprofit organizations to which our Company and/or our management has made donations from time to time (and the amounts in each case are significantly less than $1 million and 2% of the nonprofit organization’s consolidated gross revenues); and Mr. Kennedy receives standard board fees for his service as a director of our Company’s trust subsidiary, as further described in the section entitled “Director Compensation,” which begins on page 70. Each of the relationships above, while considered by the Board, falls within our categorical independence standards contained in the Board’s corporate governance guidelines, which are available on the corporate governance section of our website at www.firstam.com. The Board also considered the following relationships between Mr. Kennedy and our Company: he was employed as our executive chairman until his retirement in February 2012; for serving as chairman of the Board until

First American Financial Corporation 2026 Proxy Statement | 19

II. Required Information

February 9, 2022 and as lead independent director and chairman emeritus of the Board since then, he receives Company-provided office space, mobile devices, computer, other office equipment and administrative support as set forth in the section entitled “Director Compensation,” which begins on page 70; and his son is employed by a subsidiary of our Company as further described in the section entitled “Transactions and Litigation with Management and Others” on page 22.

Board Leadership Structure; Meetings of Non-Management and Independent Directors

Our Board believes it is important to select our Company’s chairman and our Company’s chief executive officer in the manner it considers in the best interests of our Company at any given point in time. Accordingly, the chairman and chief executive officer positions may be filled by one individual or by two different individuals. Our Board has determined at this time that it is appropriate to separate the roles of chairman and chief executive officer and these positions are currently held by different individuals, Mr. Gilmore, as executive chairman, and Mr. Seaton, as chief executive officer.

In addition to a chairman, we also have a lead independent director, Mr. Kennedy. The lead director is responsible for chairing and coordinating the agenda for the executive sessions of non-management and independent directors. In 2025, the non-management directors met five times in executive session and the independent directors met one time in executive session. In addition, the lead director may provide advice to the chairman with respect to the following: (i) establishing an appropriate schedule for Board meetings; (ii) preparing agendas for the meetings of the Board and its committees; (iii) the retention of consultants who report directly to the Board; (iv) the Nominating and Corporate Governance Committee’s oversight and implementation of our corporate governance policies; and (v) the Compensation Committee’s oversight of the implementation of and compliance with our Company’s policies and procedures for evaluating and undertaking executive and incentive-based compensation.

Our Board believes this to be the most effective leadership structure for our Company because it effectively allocates authority, responsibility, and oversight between management, the chairman of the Board and the lead director and capitalizes on the experience and strengths of our current management team. It does this by giving primary responsibility for the operational leadership and strategic direction of our Company to our chief executive officer, enabling the lead director to facilitate our Board’s independent oversight of management and consideration of key governance matters, and allowing our executive chairman to promote communication between management and our Board. The Board believes that its programs for overseeing risk, as described under the Risk Oversight section below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Annual Performance Evaluation

The Board and each of its committees conduct an annual self-evaluation to determine whether the Board and its committees are functioning effectively. In connection with this annual evaluation, directors are given an opportunity to evaluate the effectiveness of each other and to evaluate their own personal effectiveness. The results of the evaluation are reported to the Board and each committee.

Risk Oversight

The Board’s responsibilities in overseeing our Company’s management and business to maximize long-term stockholder value include oversight of our Company’s key risks and management’s processes and controls to manage those risks appropriately. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.

20 | 2026 Proxy Statement First American Financial Corporation

II. Required Information

Although risk oversight permeates many elements of the work of the full Board and the committees, the Audit Committee has the most direct and systematic responsibility for overseeing risk management and has been designated by the Board as its risk oversight committee. To that end, the Audit Committee charter provides for a variety of regular and recurring responsibilities relating to risk, including:

•
having responsibility for the internal audit function, with that function reporting directly to the committee;
•
overseeing the independent registered public accounting firm;
•
receiving reports from management and the independent auditor regarding the adequacy and effectiveness of various internal controls;
•
reviewing regularly with management legal and regulatory matters that could impact our Company;
•
supervising the oversight of our Company’s investment portfolios;
•
overseeing our Company’s compliance program with respect to legal and regulatory requirements and risks; and
•
discussing with management and the independent auditor our Company’s guidelines and policies with respect to risk assessment and risk management, including our Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

In performing these functions, the committee regularly receives reports from management and internal and external auditors regarding our Company’s:

•
information technology environment and business continuity programs;
•
information security and cybersecurity programs;
•
enterprise risk management and model risk management programs;
•
compliance program;
•
investment portfolios;
•
vendor management program;
•
insurance program; and
•
litigation, claims and regulatory exposures.

The utilization of innovative technologies, including AI, presents both opportunities and risks for our Company, and our management, Board and Audit Committee devote considerable attention to the oversight of these matters. The full Board maintains general oversight of technology matters at our Company, including AI, and has delegated the primary responsibility for overseeing risks associated with technology to the Audit Committee. In connection with this oversight, the Audit Committee receives regular updates from management regarding technology-related risk areas, including information security and cybersecurity. In managing cybersecurity risk, our Company employs a multi-layered approach that includes governance and risk, monitoring and incident response, data security, application security, endpoint security, network security and perimeter security. For more information, refer to Item 1C. Cybersecurity in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Separately, the Compensation Committee oversees our Company’s compensation policies and practices and has assessed whether our Company’s compensation policies encourage excessive risk taking. The Compensation Committee has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company. In arriving at that conclusion, the Compensation Committee considered, among other factors, our Company’s review and approval processes surrounding certain compensatory arrangements; the metrics used to determine variable

First American Financial Corporation 2026 Proxy Statement | 21

II. Required Information

compensation, including the performance measures selected by the Compensation Committee and performance ranges associated with the metrics; the Compensation Committee’s oversight of inclusion or exclusion of extraordinary items in the financial results upon which certain compensatory arrangements are based; the inclusion of overall Company performance in the determination of divisional leader compensation; the portion of variable compensation paid in restricted stock units ("RSUs"), which generally vest over three years and performance restricted stock units ("PRSUs"), which generally vest at the end of a three year period; the extent to which qualitative judgments are involved in the compensatory arrangements; the amount of compensation paid as sales commissions, management’s review of such compensation paid and the localized nature of the commission payments; controls, such as underwriting and approval controls; and the extent to which compensatory arrangements can be changed if circumstances evidence increased risk associated with such arrangements.

Insider Trading Policy

Our Company has adopted an insider trading policy and supplementary procedures (the “Insider Trading Policy”), which governs the purchase, sale and other transactions in our securities by directors, officers and personnel (including, as applicable, their family members and controlled entities, in each case, as defined in the Insider Trading Policy) that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards. Among other things, the Insider Trading Policy prohibits (i) the purchase and sale of Company securities while a Covered Individual (as defined in the Insider Trading Policy) is aware of material non-public information about the Company or (ii) disclosing such material non-public information to other persons who may enter into transactions in the Company’s securities on the basis of that information, and requires that all transactions by a Covered Individual directly or indirectly involving the stock of or derivatives of the stock of the Company must be approved in advance by the Chief Legal Officer of the Company or a designee. Our Insider Trading Policy was filed as Exhibit 19 to our annual report on Form 10-K for fiscal 2025 filed with the SEC on February 17, 2026.

Director Attendance at Annual Meetings

Our directors are expected to attend the annual meetings of our stockholders. At last year’s annual meeting, each of our directors then-serving attended the virtual meeting.

Stockholder and Interested Party Communications with Directors

Stockholders and other interested parties may communicate directly with members of the Board, including the chairman, lead director or any of the other non-management directors of our Company (individually or as a group), by writing to such director(s) at our Company’s principal executive offices, 1 First American Way, Santa Ana, California 92707. In general, stockholder communications delivered to our Company for forwarding to Board members about bona fide issues and concerning our Company related to the duties and responsibilities of the Board will be forwarded in accordance with the stockholder’s instructions. Directors receiving such communications will respond as such directors deem appropriate, including the possibility of referring the matter to management of our Company, to our Company’s internal audit department, to the full Board or to an appropriate committee of the Board.

The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, and for the submission by our employees of concerns regarding questionable accounting or auditing matters. Our 24-hour, toll-free hotline is available for the submission of such concerns or complaints at 1-866-921-6714. To the extent required by applicable law, individuals wishing to remain anonymous or to otherwise express their concerns or complaints confidentially are permitted to do so.

Transactions and Litigation with Management and Others

The Board has adopted a written policy regarding related party transactions, which generally requires the Nominating and Corporate Governance Committee’s review and approval of transactions involving

22 | 2026 Proxy Statement First American Financial Corporation

II. Required Information

amounts in excess of $120,000 between our Company and/or our affiliates, on the one hand, and, on the other hand, any of our Company’s directors, director-nominees, executive officers, stockholders beneficially owning in excess of 5% of our Company’s common stock or any of their immediate family members that have a direct or indirect material interest in the transaction. If the proposed transaction involves $1,000,000 or less, then the chair of the Nominating and Corporate Governance Committee may approve the transaction.

In reviewing or ratifying a related party transaction, the Nominating and Corporate Governance Committee considers the material facts and circumstances of the transaction, including, among other factors it deems appropriate, the nature and extent of the related person’s interest and whether the transaction is on terms no less favorable to the Company than those generally available from an unaffiliated third party under the same or similar circumstances. The Committee will not approve or ratify any transaction it determines to be inconsistent with the interests of the Company and its stockholders.

Certain transactions, including compensatory arrangements reported in this proxy statement for executive officers and directors of our Company, are deemed to be pre-approved by the Nominating and Corporate Governance Committee under the terms of the policy. In cases where the potential transaction would involve the executive officer, director, large stockholder or any of their immediate family members only in an indirect fashion, the policy does not apply where such indirect interest results solely from ownership of less than 10% of, or being a director of, the entity entering into the transaction with our Company.

Mr. Kennedy’s son is employed by a subsidiary of our Company as division managing director. His base salary in 2025 was $225,000, his cash bonus for 2025 (paid in 2026) was $350,000 and the dollar value of restricted stock units granted to him in 2026 (in connection with 2025 performance) was $150,000. He received standard employee benefits and participated in the standard, performance-based incentive compensation program available to similarly-situated employees of his level and experience.

Mr. Gilmore’s daughter is employed by a subsidiary of our Company as a vice president of strategic initiatives. Her base salary paid in 2025 was $141,800, her cash bonuses for 2025 (paid in 2026) were $67,100 and she received an additional one-time incentive bonus in 2025 of $12,500. In addition, she received standard employee benefits and participated in the standard, performance-based incentive compensation program available to similarly-situated employees of her level and experience.

Ms. Spence served as the chairman of Mother Lode Holding Co. (“MLHC”), a subsidiary of our Company that was acquired on May 2, 2022, until her retirement in 2023. Ms. Spence was the beneficiary of a legacy Supplemental Executive Retirement Plan (“MLHC SERP”) and Deferred Compensation Plan (“MLHC DCP”) that MLHC offered prior to the acquisition by our Company. Although those plans were frozen at the time of the acquisition, our Company assumed the obligations under those plans that were then in place, including the obligations under Ms. Spence’s MLHC SERP contract and with respect to her DCP contributions. MLHC was also a lessee under four lease agreements with respect to properties beneficially owned by a trust to which Ms. Spence and her husband are beneficiaries. One of those lease arrangements terminated during 2025, with three remaining in place as of December 31, 2025. Our Company paid approximately $473,400 in rent payments under the leases during 2025. These leases were included in the acquisition and were determined by our Company’s corporate real estate team at the time to be at fair market value rates.

For information on transactions involving our Company and persons or groups of stockholders who are known to us to be the beneficial owners of more than 5% of our common stock, see the footnotes to the table in the section “Who are the largest principal stockholders outside of management?” on page 82.

First American Financial Corporation 2026 Proxy Statement | 23

II. Required Information

Executive Officers

The following provides information regarding our Company’s current executive officers:

Name	Position(s) Held	Age
Mark E. Seaton	Chief Executive Officer	48
Matthew F. Wajner	Executive Vice President, Chief Financial Officer	50
Lisa W. Cornehl	Senior Vice President, Chief Legal Officer, Secretary	47
Steven A. Adams	Vice President, Chief Accounting Officer	56

All officers of our Company are appointed annually by the Board on the day of the annual meeting of stockholders.

•
Mark E. Seaton has served as our chief executive officer since April 2025. From March 2013 to April 2025, he was our executive vice president, chief financial officer. From 2010 until 2013, he served as our senior vice president, finance, in which capacity he oversaw our Company’s investment management, investor relations, treasury and financial planning activities. Mr. Seaton joined The First American Corporation in 2006.
•
Matthew F. Wajner has served as our chief financial officer since April 2025. From August 2020 to April 2025, he was our vice president, treasurer. From 2013 until 2020, he served as our vice president, chief accounting officer. He was our Company’s controller from 2010 until 2013. He joined The First American Corporation in 2009 and served as its director of SEC reporting until 2010.
•
Lisa W. Cornehl has served as our senior vice president, chief legal officer since September 2021 and our corporate secretary since August 2022. In addition to overseeing the legal department, Ms. Cornehl oversees the claims division and key governance, risk, and control functions, including information security, corporate compliance, internal audit, enterprise risk management, and model risk management. From 2015 until 2021, she served as our deputy general counsel, litigation, and as our chief privacy officer from 2018 to January 2023. Ms. Cornehl joined our Company in 2011 and served as senior litigation counsel until 2015. Earlier in her career, she worked for a leading international law firm.
•
Steven A. Adams has served as our vice president, chief accounting officer since 2020. Prior to joining the Company, Mr. Adams served as chief accounting officer of various companies. He started his career in the audit practice at a leading international audit and accounting firm.

24 | 2026 Proxy Statement First American Financial Corporation

Executive Compensation

Compensation Discussion and Analysis

Introduction

In this section, we describe our executive compensation program for our named executive officers (generally referred to in the Executive Compensation section of this proxy statement as our "executive officers"). Our Company’s executive officers for 2025 were:

Name	Principal Position	Tenure with Company (years)
Mark E. Seaton	Chief Executive Officer(1)	20
Matthew F. Wajner	Executive Vice President, Chief Financial Officer(2)	16
Lisa W. Cornehl	Senior Vice President, Chief Legal Officer, Secretary	15
Steven A. Adams	Vice President, Chief Accounting Officer	6
Kenneth D. DeGiorgio	Former Chief Executive Officer(3)	26
(1)
Mr. Seaton was promoted from the position of Executive Vice President, Chief Financial Officer to Chief Executive Officer and appointed as a member of the Board of Directors of the Company on April 10, 2025.
(2)
Mr. Wajner was promoted from the position of Vice President, Treasurer to Executive Vice President, Chief Financial Officer of the Company on April 10, 2025.
(3)
Mr. DeGiorgio ceased to serve as the Company's Chief Executive Officer and member of the Board of Directors as of April 10, 2025, when he was succeeded by Mr. Seaton, and his employment with the Company ended on April 24, 2025.

First American Financial Corporation 2026 Proxy Statement | 25

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee (referred to in the Executive Compensation section of this proxy statement as the "Committee") believes that the Company's management team delivered strong performance in 2025, achieving results that exceeded key financial goals and reflected effective execution of the Company's strategy. The Company's strong overall results included generating total revenue of $7.5 billion, net income of $621.8 million, consolidated pretax margin of 11.1% and return on equity of 11.9% for the year. The strength of these results was underscored by the Company's growth in earnings per diluted share to $6.00 ($6.05 on an adjusted basis) for the year, compared with $1.26 ($4.40 on an adjusted basis) in the prior year, and by 21.6% growth in revenue (13.8% on an adjusted basis) compared with the prior year. Performance in the commercial division was exceptional, with revenue increasing 31.7% compared with the prior year to $1.0 billion, which was a key driver of the Company's positive overall results. The Company also grew its domestic title insurance market share by 0.9% on a trailing twelve-month basis as of the third quarter of 2025. In the Home Warranty segment, the Company delivered record pretax income of $86.5 million for the year and achieved a pretax margin of 19.5%.

Management's achievements for the year also reflected effective execution of the Company’s technology strategy, including successfully launching our enhanced AI-powered Sequoia title production engine for refinance transactions in four test markets. The Company also launched Endpoint, our AI-native settlement platform, in one market and closed the industry's first AI-powered escrow transaction, while continuing to refine the tools and processes needed to scale adoption. While navigating ongoing difficult conditions in the residential purchase and refinance businesses, management was effective in maintaining disciplined expense management and continued focus on operating leverage. The Company also executed a leadership transition in April 2025 while sustaining consistent execution throughout the year.

Corresponding to management's high level of performance in 2025, achievement relative to the targets for the Company’s annual incentive plan was 142% of target for the year. In addition, the Company's relative total shareholder return metric for the three-year performance period of 2023—2025 with respect to 2023 Long-Term Incentive Plan Performance Restricted Stock Units was at the 59th percentile relative to the comparator group of companies in the S&P MidCap 400 Index, and corresponding payouts were at 137% of target. The Committee believes that the compensation paid to management by our Company is commensurate with its performance and consistent with our Company's pay-for-performance philosophy.

The Committee has structured the Company's executive compensation program utilizing several key pay elements to create a strong alignment between the interests of executive officers and long-term stockholders. Based on the positive support the Company has received from stockholder outreach efforts and the results of last year’s Say on Pay proposal, in which approximately 93% of the Company’s shares present and entitled to vote on the proposal approved, on an advisory basis, 2024 executive compensation, the Committee maintained the program's general structure for 2025. The Committee believes that this structure continues to represent a well-proportioned mix of stock-based compensation, retention value and at-risk compensation that produces desirable short-term and long-term performance incentives and rewards.

Note: See Appendix A for the rationale behind the presentation of all non-GAAP financial measures referred to above and reconciliations to the nearest GAAP financial measures.

26 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

The key pay elements for our executive compensation program, which are further described in the "Pay Elements and Practices" section below, are as follows:

ANNUAL INCENTIVE COMPENSATION

Annual incentive compensation is a key component of our executive compensation program given that it encourages our executive officers to strive for short-term results for our stockholders despite cyclical real estate market dynamics

Our Annual Incentive Plan (“AIP”) compensates relative to performance against annual pretax margin and return on equity targets set during our annual financial planning process (subject to the Discretionary Adjustment, as described below). AIP awards are paid in:

✓
Cash and
✓
Restricted stock unit awards, which vest over three years (“Bonus RSUs”)

Long-term Incentive Compensation

In addition to paying a portion of annual incentive compensation in Bonus RSUs, our program also drives focus on creating long-term value for our stockholders through our Long-Term Incentive Plan ("LTI Plan") that provides for the award of a Committee-determined grant of restricted stock units as follows:

✓
50% are subject to three-year total shareholder return relative to the S&P MidCap 400 Index (such performance restricted stock units, “LTI PRSUs") and
✓
50% vest over three years ("LTI RSUs")

Base Salary	Fixed base salary provides an established source of income that is competitive and helps to attract and retain our executive officers

Performance Overview

Our Company's financial performance is largely realized through providing title insurance, settlement services and related products and services in support of real estate transactions. This links our performance to cyclical real estate market dynamics. Fluctuations in interest rates, real estate inventory levels, real estate pricing and general economic conditions, among other factors, impact the real estate market and, therefore, demand for our products and services. The Committee believes that the Company’s management team delivered strong performance in 2025, as reflected in the Company highlights and performance metric results outlined below.

First American Financial Corporation 2026 Proxy Statement | 27

Compensation Discussion and Analysis

Execution on Company Strategy

Our Company has remained focused on executing on its strategic goals and investing in initiatives that we believe will provide a durable competitive advantage. The Company's accomplishments described below, among others, continue to validate our Company's strategy, including our focus on continually improving our customers’ experience with our products and services and advancing the digital transformation of the real estate transaction process. Our vision remains to be the premier title insurance and settlement services company.

Highlights for 2025 include:

Financial Results
•
Grew earnings per diluted share to $6.00, or $6.05 on an adjusted basis, compared with $1.26, or $4.40 on an adjusted basis, last year
•
Delivered total revenue of $7.5 billion, an increase of 21.6% compared with last year, or
$7.4 billion on an adjusted basis, an increase of 13.8% compared with last year
•
Achieved a pretax margin of 11.1%, or 10.6% on an adjusted basis, compared with 9.2% last year
•
Generated net income of $621.8 million, or $626.6 million on an adjusted basis, compared with $459.0 million last year
•
Achieved a pretax margin in the title insurance and services segment of 12.1%, or 12.2% on an adjusted basis
•
Grew commercial revenue by 31.7% compared with last year to $1.0 billion
•
Delivered a return on equity of 11.9%, or 10.6% on an adjusted basis
•
Generated investment income in the title insurance and services segment of $594.8 million
•
Delivered cash flow from operations of $950.8 million compared with $897.5 million last year
•
Achieved record pretax income in the Home Warranty segment of $86.5 million
•
Home Warranty segment achieved a pretax margin of 19.5%, or 19.6% on an adjusted basis

Note: See Appendix A for the rationale behind the presentation of all non-GAAP financial measures referred to above and reconciliations to the nearest GAAP financial measures.

Execution on Strategic Objectives
•
Mitigated the impact of generally challenging market conditions in the residential market, largely through disciplined expense management and focus on operating leverage
•
Grew domestic title insurance market share by 0.9% on a trailing twelve-month basis as of the third quarter of 2025
•
Successfully launched our enhanced AI-powered Sequoia title production engine for refinance transactions in four test markets
•
Successfully launched Endpoint, our AI-native settlement platform, in one market and closed the industry's first AI-powered escrow transaction, while refining the tools and processes to scale adoption
•
Launched a free property title monitoring and fraud alert service available via First American Title's Owners Portal, enhancing protections for homeowners amid rising risk of real estate

28 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

fraud, while establishing a direct post-close relationship with eligible customers
•
Enhanced our product and service offerings for title agents, including expanding the AgentNet® fraud detection and analysis tools to include enhanced identity verification with every First American transaction and launching the AgentNet Assist tool, which makes our industry-leading underwriting expertise instantly searchable within AgentNet to improve productivity and accelerate underwriting research
•
Launched a new product at First American Trust to hold and manage 1031 exchange-related deposits, strengthening client services and driving deposit growth
•
Maintained leadership in title data coverage in all data asset categories, including leveraging our proprietary data extraction technology to increase our title plant footprint
•
Successfully executed on compliance and risk management efforts, including effective management of underwriting risk, legal and regulatory compliance

Sustainability and Governance Initiatives
•
Named to the Fortune 100 Best Companies to Work For® list in the United States for the tenth consecutive year and Best Workplaces™ in Canada list for the eleventh consecutive year
•
Recognized for the tenth consecutive year on both the Fortune® Best Workplaces for Women™ in the United States and the Great Place to Work® list for Best Workplaces™ for Women in Canada
•
Named to the Fortune Best Workplaces for Parents™ list in 2025
•
Named as a People Companies That Care® honoree for the fourth time
•
Designated as a Military Friendly® Employer for the first time
•
Published our 2024 annual sustainability report, which is aligned to Sustainability Accounting Standards Board (SASB) standards

Stockholder Outcomes
•
Returned $122.3 million to stockholders through the repurchase of 2.1 million shares at an average price of $58.54
•
Raised the quarterly dividend by 1.9%, returning $223.0 million to stockholders through dividends in 2025
•
Notwithstanding low demand levels in the residential purchase market, produced an annualized total shareholder return of 9.3%, 7.2% and 9.0% for the three-, five- and ten-year periods ending December 31, 2025, respectively

2025 Performance Metric Results

Our named executive officers' AIP cash and equity bonuses paid out at 142% of target for 2025. These payout amounts reflect the results of the two financial metrics utilized by the Committee: return on equity and pretax margin. Target and actual results of these metrics for 2025 were as follows.

	Target	Actual 2025 Results
Pretax Margin(1)	9.7%	10.6%
Return on Equity(1)	9.5%	10.6%
Total	—	142%

First American Financial Corporation 2026 Proxy Statement | 29

Compensation Discussion and Analysis

(1) Note: The Committee’s definitions of pretax margin and return on equity are described on page 41 below. Actual results set forth above have been adjusted to exclude current year net investment gains/losses from the investment portfolio, certain current year net investment gains/losses from our Company’s venture investment portfolio, purchase related amortization of intangible assets, and, in the discretion of the Committee, the effects of certain non-operating items. Return on equity also excludes accumulated other comprehensive income/loss and noncontrolling interests. These are non-GAAP financial measures. Please see Appendix A for the rationale behind the presentation of these measures and reconciliations of these amounts to the nearest GAAP financial measures.

The AIP gives the Committee discretion to adjust the metric-driven payout amounts by up to 30 percentage points to account for unanticipated external factors, performance against strategic initiatives designed to create long-term stockholder value, or sustainability and governance actions or initiatives (the "Discretionary Adjustment"), which factors and their application are further described in the Annual Incentive Compensation section beginning on page 41 below. For 2025, the Committee did not make any Discretionary Adjustments.

Leadership Transition During 2025

The Company announced a leadership transition in April 2025. On April 10, 2025, Mark E. Seaton was appointed as Chief Executive Officer and Matthew F. Wajner was appointed as Executive Vice President, Chief Financial Officer. Lisa W. Cornehl also assumed additional responsibilities. Dennis J. Gilmore was appointed as Executive Chairman from his previous role as Chairman of the Board to provide complementary support and counsel in advancing the Company’s strategic agenda. The Compensation Committee approved certain compensation arrangements in connection with, and in support of, the leadership transition to align total compensation with the scope and responsibilities of the new roles. The highlights of these arrangements are summarized below:

CURRENT CEO – MR. SEATON	CURRENT CFO – MR. WAJNER	OTHER NON-CEO/CFO ARRANGEMENTS
•
Base salary increased
to $1.0 million as of
April 10, 2025
•
Annual incentive plan targets for 2025 increased to $1.8 million for the cash bonus and $1.8 million for the Bonus RSUs
•
Incremental LTI Plan award with target values of $737,500 in LTI RSUs and $737,500 in LTI PRSUs granted, bringing his total target LTI Award (as defined below) for 2025 to $3.175 million, the level commensurate with his new position

•
Base salary increased
to $625,000 as of
April 10, 2025
•
Annual incentive plan targets for 2025 increased to $500,000 for the cash bonus and $500,000 for the Bonus RSUs
•
Incremental LTI Plan award with target values of $192,500 in LTI RSUs and $192,500 in LTI PRSUs granted, bringing his total target LTI Award for 2025 to $625,000, the level commensurate with his new position
•
Entered into an employment agreement effective April 10, 2025 through December 31, 2027, as described below under "Employment Agreements"

•
Ms. Cornehl's base salary increased to $500,000 as of April 10, 2025; her annual incentive plan targets for 2025 increased to $325,000 for the cash bonus and $325,000 for the Bonus RSUs; and she was granted an incremental LTI Plan award with target values of $50,000 in LTI RSUs and $50,000 in LTI PRSUs, bringing her total target LTI Award for 2025 to $650,000, the level commensurate with the additional responsibilities she assumed
•
In connection with Mr. Gilmore's appointment as Executive Chairman, he was granted an LTI Award with target values of $750,000 in RSUs and $750,000 in PRSUs

Kenneth D. DeGiorgio's service as Chief Executive Officer and member of the Board of Directors concluded as of April 10, 2025, and his employment with the Company ended on April 24, 2025. In connection with his departure, Mr. DeGiorgio was entitled to compensation pursuant to his employment

30 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

agreement dated February 18, 2025, subject to its terms and conditions, as described below under "Potential Payments upon Termination or Change-in-Control."

Pay Philosophy

Pay Objectives

Our Company’s executive compensation program, which is administered by the Committee, is designed to encourage achievement of strong short-term financial results in the face of cyclical and unpredictable real estate market dynamics, while maintaining focus on enhancing long-term stockholder value. This is accomplished by tying a meaningful portion of the executive officers' total compensation to our Company's annual consolidated financial performance, a portion of which is payable in the form of performance- and time-based equity that vests over three years, with a lesser portion being driven by qualitative assessments of the contribution of each individual executive officer. The Committee believes that there is value in consistency in our compensation program. As a result, while target performance metrics change from year to year as a reflection of the cyclicality in our business, and target pay levels are adjusted to reflect the market and individual performance and contributions, the general structure of the program typically remains consistent from year to year. From time to time, however, the Committee makes adjustments to the compensation program based on stockholder feedback, changes in market compensation practices or to better accomplish the Committee’s objectives.

Our Company’s approach is designed to develop and administer programs that will achieve the following objectives:

OUR KEY COMPENSATION OBJECTIVES
•
Motivate executive officers to deliver long-term stockholder value without taking excessive risk.
•
Encourage achievement of strong short-term results through cyclical real estate market dynamics.
•
Support the attraction, retention and motivation of a highly capable leadership team critical to creating long-term value for our stockholders.
•
Provide compensation levels that are competitive with significant competitors and other companies in our Company's peer group.

Compensation Mix

The Committee utilizes the particular elements of compensation described below because it believes they represent a well-proportioned mix of cash versus stock-based compensation, retention value and at-risk compensation that result fundamentally in a pay-for-performance orientation that produces desirable short-term and long-term performance incentives and rewards. By following this portfolio approach, the Committee endeavors to provide our executive officers with a competitive pay level that includes a measure of assurance with respect to their minimum level of compensation, while also motivating each executive officer to focus on the business metrics that will produce a high level of shorter-term performance for our Company with corresponding increases in long-term stockholder value.

First American Financial Corporation 2026 Proxy Statement | 31

Compensation Discussion and Analysis

The following chart summarizes certain primary features of our executive compensation program's key pay elements:

2025
2026
2027
2028
2029
Initial Performance Year
LTI Plan
2025 Performance Informs 2026 Long-Term Incentive Grant Size
Long-Term Incentive PRSUs (50% Weighting)
(3-Year Performance Period for Relative TSR vs. S&P MidCap 400 Index)
Vesting 3 Years from Grant Date
Long-Term Incentive RSUs (50% Weighting)
1/3 Vesting
1/3 Vesting
1/3 Vesting
Annual Incentive Plan
AIP Bonus RSU Performance Period
AIP Cash Bonus Performance Period
AIP Bonus RSUs
1/3 Vesting
1/3 Vesting
1/3 Vesting
2025 cash bonuses are paid and Bonus RSUs are granted in early 2026 after final performance assessment
A majority of AIP and LTI Plan awards are payable in equity and vest over multiple future years, encouraging sustained strong stockholder value creation
Salary

Note: Long-Term Incentive PRSU awards vest and become earned on the third anniversary of the grant date. Long-Term Incentive RSU and AIP Bonus RSU awards vest at a rate of 33 1/3% per year on each of the first three anniversaries of the grant date. The equity awards granted to executive officers in 2026 in connection with 2025 performance were granted on February 19, 2026.

32 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

With this structure, our executive compensation program's mix of compensation is weighted heavily toward at-risk pay. In fact, approximately 88% of our CEO’s target pay is at risk (approximately 81%, on average, for our other executive officers). This is consistent with our overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation.

The graphic below reflects the percentage of our executive officers’ 2025 target compensation (excluding Mr. DeGiorgio's) that was fixed versus performance-based, as well as the percentage of performance metric-based RSUs versus strictly time-based RSUs.

Target Compensation (1)

CEO (2)
Performance-based
At-Risk Pay
88%
Base Salary
12%
Target AIP
Cash Bonus
22%
Target AIP
Bonus RSUs
22%
LTI
Awards
44%
Metric-based
Equity as a
Percentage of
all RSUs
67%

Average of Other NEOs (3)
Performance-based
At-Risk Pay
81%
Base Salary
19%
Target AIP
Cash Bonus
21%
Target AIP
Bonus RSUs
21%
LTI
Awards
39%
Metric-based
Equity as a
Percentage of
all RSUs
67%

(1)
This graphic includes 2025 target base salary, 2025 target AIP awards (annual cash bonus and Bonus RSUs), and actual LTI Plan awards granted in 2026 in connection with 2025 performance (of which the LTI PRSUs are valued at target based on the applicable three-year, relative total shareholder return metric). The actual percentages may differ slightly from those reflected in the graphic above due to rounding.
(2)
Reflects Mr. Seaton’s target compensation mix and excludes Mr. DeGiorgio's. Mr. Seaton’s 2025 target base salary and 2025 target AIP award reflected in this graphic are based on the post-adjustment levels in effect following his promotion to chief executive officer on April 10, 2025. It also excludes the LTI Plan award granted to Mr. Seaton in 2025 in connection with the leadership transition.
(3)
Reflects the target compensation mix of Messrs. Wajner and Adams and Ms. Cornehl. For Mr. Wajner and Ms. Cornehl, the 2025 target base salary and 2025 target AIP awards reflected in this graphic are based on the post-adjustment levels in effect following the compensation adjustments associated with Mr. Wajner’s promotion to chief financial officer on April 10, 2025 and Ms. Cornehl’s assumption of additional responsibilities, and excludes the LTI Plan awards granted to Mr. Wajner and Ms. Cornehl in connection with the leadership transition.

First American Financial Corporation 2026 Proxy Statement | 33

Compensation Discussion and Analysis

The following chart reflects the actual performance-based compensation and metric-based compensation percentages of the executive officers for 2025, excluding Mr. DeGiorgio, who did not receive any performance-based compensation in connection with his 2025 employment, and excluding the LTI Plan awards granted in 2025 to Messrs. Seaton and Wajner and Ms. Cornehl in connection with the leadership transition.

Actual Compensation

	Actual 2025 Compensation
	Performance-Based(1)	Metric-Based RSUs(2)
Named Executive Officer	(% of Total Compensation)	(% of Total RSUs Awarded)
Seaton, M.	90%	71%
Wajner, M.	80%	75%
Cornehl, L.	77%	70%
Adams, S.	60%	69%

(1) Includes actual AIP cash bonus and all RSUs awarded. The AIP cash bonus and all RSU awards were made in the subsequent year in connection with the prior year’s performance (i.e., awarded in 2026 in connection with 2025 performance).

(2) Metric-based RSUs include all Bonus RSUs granted for the specified year and all LTI PRSUs granted in connection with 2025 performance. The LTI Plan awards granted to Messrs. Seaton and Wajner and Ms. Cornehl in 2025 in connection with the leadership transition are excluded.

Say on Pay Results and Stockholder Outreach

As part of its process in determining executive compensation levels and structure for 2025, the Committee reviewed the results of last year’s Say on Pay proposal, in which over 93% of our Company’s shares present and entitled to vote on the proposal approved 2024 executive compensation. Continuing stockholder support for the Say on Pay proposal reinforces the Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that provide for a substantial portion of the executive officers’ total compensation to be related to our Company’s consolidated financial performance. It also reinforces the Committee’s view that, for executive officers, the mix of compensation should continue to be weighted heavily toward at-risk pay and should include a substantial portion payable in equity. This is consistent with our overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation and a strong alignment between the interests of executive officers and long-term stockholders.

To help ensure that our compensation program aligns with the long-term interests of our stockholders, the Committee considered the input our Company has previously received during stockholder outreach efforts as well as additional feedback our Company received in its regular and ongoing communications with stockholders, all of which was discussed and reviewed with the Committee.

34 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

Summary of Executive Compensation Practices

The table below highlights certain of our executive compensation practices, including practices we have implemented that drive performance as well as those we have prohibited because we do not believe they serve our stockholders’ interests.

KEY FEATURES OF OUR PROGRAM

✓
Pay-for-performance. Tie pay to performance by ensuring that a substantial portion of executive officer compensation is at-risk and related to our Company’s consolidated financial performance.
✓
Equity-based compensation. A substantial portion of compensation is paid in the form of RSUs and PRSUs to encourage alignment between the interests of executive officers and long-term stockholders and to discourage excessive risk taking.
✓
Multi-year performance-based equity awards. 50% of long-term incentive plan awards for executive officers are based on total shareholder return relative to the S&P MidCap 400 Index at the end of a three-year period, with performance-based payouts ranging from 0% to 200% of target.
✓
Peer group benchmarking. Peer group performance and compensation data is regularly reviewed by the Committee to inform compensation decisions.
✓
Stockholder engagement. Regularly communicate with stockholders to help ensure our compensation program aligns with the long-term interests of stockholders.
✓
Stock ownership guidelines. We have stock ownership guidelines of six times base salary for the chief executive officer, three times base salary for our other executive officers with base salaries equal to or greater than $500,000 and one-time base salary for our other executive officers with base salaries below $500,000.
✓
Clawback and forfeiture of previously awarded compensation. Compensation must be recouped if our Company’s reported financial results are restated due to material noncompliance with applicable financial reporting requirements which resulted in excess incentive compensation having been received and, in certain circumstances, may otherwise be recovered if the executive officer's misconduct results in loss or damage to our Company or our reputation.
✓
Limit RSU and PRSU acceleration upon change in control. The equity incentive plans and related award agreements do not automatically trigger acceleration of RSUs or PRSUs in the event of a Board-approved change-in-control of our Company. Only in the event of a change-in-control of our Company that is not approved by the Board would all unvested RSUs and PRSUs accelerate.
✓
Sustainability and Governance. Sustainability and governance actions, initiatives, or omissions that impact—and reflect the role of our Company in—broader society are considered in evaluating executive officer performance and determining compensation.
✓
Independent compensation consultant. The Committee uses an independent compensation consultant that provides no other services to our Company.

☒ No trading on margin or pledging of shares. Our trading policies prohibit our executive officers from holding Company securities in a margin account or pledging Company securities as collateral.

☒ No hedging. Hedging ownership of Company securities by engaging in short sales or trading in option contracts involving Company securities is prohibited.

First American Financial Corporation 2026 Proxy Statement | 35

Compensation Discussion and Analysis

Executive Compensation Program

Key Pay Elements

The following chart summarizes the key pay elements for our executive officers. Each element is described in detail beginning on page 39 in the Section “Pay Elements and Practices.”

36 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

Benchmarking Compensation and Peer Group Development

Overall compensation levels for our executive officers are determined based on a number of factors, including each individual’s roles and responsibilities within our Company, each individual’s experience and expertise, comparable compensation levels at peer companies, compensation levels in the marketplace for similar positions and the performance of the individual and our Company as a whole. In determining these compensation levels, the Committee considers all forms of compensation and benefits.

General

In order to determine competitive compensation practices, the Committee primarily relies upon data compiled from public filings ("proxy data") of selected companies (“comparator companies”) that it considers appropriate comparators for the purpose of developing executive compensation benchmarks. The comparator companies for 2025 (meaning the companies used in connection with determinations of the 2025 executive compensation program) are identified below, which are the same comparator companies used for 2024 compensation determinations. In addition, the Committee periodically considers nationally recognized survey data published by various consulting firms. Proxy data was used exclusively to develop benchmarks for Messrs. Seaton and DeGiorgio while a blend of proxy data and general industry survey data was used for Ms. Cornehl. For Messrs. Wajner and Adams, the Committee reviewed size-aligned survey data from the United States Mercer Benchmark Database that was reflective of our Company’s total revenue size at the end of 2024, except that, in connection with Mr. Wajner’s promotion to Executive Vice President, Chief Financial Officer, effective April 10, 2025, the Committee utilized proxy data to develop benchmarking for the compensation adjustments associated with his promotion to that role. The Committee considers the advice and recommendations developed by its independent compensation consultant to support our benchmarking principles.

The comparator companies for 2025 were:

• American Financial Group, Inc. • Assurant, Inc. • AXIS Capital Holdings Limited • Cincinnati Financial Corporation • Everest Re Group, Ltd. • Fidelity National Financial, Inc.	• Genworth Financial, Inc. • Kemper Corporation • Mercury General Corporation • Old Republic International Corporation • The Hanover Insurance Group, Inc. • W.R. Berkeley Corporation

For 2026, the Committee broadened the peer group by adding three new peer companies, CNA Financial Corporation, Selective Insurance Group, Inc., and Stewart Information Services Corporation to provide a more comprehensive view of companies with similar financial profiles. The peer companies represent the Committee’s continuing efforts to identify a significant number of comparable companies notwithstanding the fact that there is only one other company in our Company’s primary industry (title insurance) with financial and operational characteristics similar to our Company’s. The Committee's independent compensation consultant analyzed and supported the Committee's selection of comparator companies to be used for benchmarking purposes.

Use of Comparator Companies and Market Compensation Studies

After consideration of the data collected on competitive compensation levels and relative compensation within the executive officer group, the Committee determines each individual executive officer's target total compensation or total compensation opportunities based on Company and individual performance and the need to attract, incentivize and retain an experienced and effective management team. The Committee examines the relationship of each executive officer’s base salary, target annual incentive

First American Financial Corporation 2026 Proxy Statement | 37

Compensation Discussion and Analysis

bonus opportunity and potential long-term incentive awards to market data at the 25th, 50th, and 75th percentiles. The Committee does not believe, however, that compensation or compensation opportunities should be structured toward a uniform relationship to any specific percentile of the market data. Accordingly, total compensation for specific individuals will vary based on a number of factors, in addition to Company and individual performance, including scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a replacement executive officer.

Compensation Decision Process

COMPENSATION COMMITTEE	Composed entirely of independent directors

GENERAL

The Committee is comprised entirely of independent members of the Board. The Committee reviews and approves the base salaries of the executive officers of our Company, their annual incentive bonus programs, their long-term incentive compensation and other incentive and executive benefit plans. It also reviews and makes recommendations to the Board regarding director compensation. The Committee, in consultation with the independent compensation consultant that it retains, analyzes the reasonableness of the compensation paid to the executive officers. In discharging its functions, as described in more detail above, the Committee reviews compensation data from comparable companies and from relevant surveys, which it utilizes to assess the reasonableness of compensation for our Company’s executive officers.

COMPENSATION COMMITTEE CHARTER

The Committee’s function is more fully described in its charter, which is regularly reviewed and has been approved by our Company’s Board. The charter is available in the corporate governance section of our Company’s website at www.firstam.com.

SETTING AIP METRICS

The Committee sets the AIP metrics, such as pretax margin and return on equity, based on our Company’s financial plan for the applicable year, which is reviewed and approved by our Board.

ANNUAL INCENTIVE METRICS AIP metrics set based on rigorous financial planning process that includes third-party forecasts and that recognized the cyclical nature of our business

Our financial plan is developed following a rigorous financial planning process that contemplates difficult to forecast levels of real estate activity, mortgage originations and interest rates, expenses, capital and liquidity needs, tax rates and investment needs. Our Board also considers industry data and forecasts, risks and challenges associated with achievement of the financial plan and other key budgeting assumptions before approving our financial plan, from which the annual incentive targets are determined.

The third-party forecasts of real estate and mortgage activity used by our Board as part of this process, while helpful to our planning efforts, are often inaccurate and sometimes materially inaccurate.

Due to the cyclical nature of our business, our financial plan and, consequently, the metrics utilized for our AIP, are not tied to the prior year’s actual results. The Committee believes that setting rigorous performance metrics in light of the expected business climate—as opposed to the business climate in earlier periods—incentivizes performance and, thereby, maximizes value to our stockholders and to do otherwise would demotivate our employees.

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Compensation Discussion and Analysis

INDEPENDENT COMPENSATION CONSULTANT

In making its determinations with respect to executive officer compensation, the Committee engages the services of Semler Brossy Consulting Group, LLC to assist with its review of the compensation package of the chief executive officer and other executive officers. In addition, the compensation consultant has assisted the Committee with related projects, such as evaluating non-employee director pay levels, advice with respect to the design of executive compensation programs, review of annual management incentive bonus plans, preparation or review of certain of our Company’s compensation-related disclosures and related tasks.

The Committee retains its compensation consultant directly, although in carrying out assignments, the compensation consultant also interacts with Company management to the extent necessary and appropriate. The compensation consultant performs no services for management, however, at the direction of the Committee, it does assist in the preparation or review of certain of our Company’s compensation-related disclosures, including this Compensation Disclosure and Analysis, and related projects. The Committee has assessed the independence of the consultant and has concluded that no conflicts of interest exist that would prevent the consultant from serving as independent consultant to the Committee.

MANAGEMENT

Our Company’s chief executive officer and, as appropriate, certain other executive officers, may attend the portion of the Committee’s meetings where individual executive officer performance is discussed. Directors other than Committee members also may attend Committee meetings, including the portion where executive officer performance is discussed. While the Committee may meet with our Company’s chief executive officer to present the chief executive officer’s own compensation package and the chief executive officer’s recommendations with respect to the other executive officers, all ultimate decisions regarding executive compensation are made solely by the Committee, with input from its compensation consultant.

Pay Elements and Practices

As noted above, our Company utilizes four main components of compensation: (1) base salary, (2) annual cash bonus, (3) annual equity bonus, and (4) long-term equity incentive. Each of the pay elements is described in detail below.

Base Salary

The Committee sets base salaries for executive officers based on the individual’s position within our Company and the individual’s current and sustained performance results. The Committee reviews executive officer base salaries each year and makes any adjustments it deems necessary based on, among other factors, the overall performance of our Company, new roles and/or responsibilities assumed by the executive officer, the general performance of the business units or departments over which the executive officer has responsibility, the significance of the executive officer’s impact on the achievement of our Company’s strategic goals, the executive officer’s length of service with our Company and the executive officer’s base salary relative to the base salaries of similar individuals in peer companies and market data. The Committee gives no specific weighting to any one factor in setting the level of base salary and the process ultimately relies on the subjective exercise of the Committee’s judgment. Based on our Company’s peer group and relevant compensation survey data, the Committee also takes into account the executive officer’s potential as a key contributor and amounts that may be required to recruit new executive officers.

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Compensation Discussion and Analysis

Other than in the case of new hires or promotions, the Committee generally determines base salaries for executive officers around the beginning of each calendar year. As described below under “Employment Agreements,” Messrs. Seaton and Wajner and Ms. Cornehl have employment agreements with our Company that specify their respective minimum base salaries. These amounts may be increased at the discretion of the Committee.

In February 2025, the Committee reviewed executive officer compensation, including base salaries. The Committee determined that, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, the base salaries should be adjusted for the executive officers. As a result, the Committee increased Mr. Seaton's base salary from $700,000 to $725,000; Mr. Wajner's from $350,000 to $370,000; Ms. Cornehl's from $450,000 to $460,000; Mr. Adams from $360,000 to $370,000; and Mr. DeGiorgio's from $925,000 to $1,000,000.

In May 2025, the Committee reviewed the base salaries of Messrs. Seaton and Wajner and Ms. Cornehl in connection with the leadership transition that occurred on April 10, 2025. Based on its assessment of relevant peer company data and the advice of its compensation consultant, the Committee determined that increases to these executives' base salaries were appropriate, effective as of April 10, 2025, in light of Mr. Seaton’s promotion to Chief Executive Officer, Mr. Wajner’s promotion to Executive Vice President, Chief Financial Officer, and Ms. Cornehl’s assumption of additional responsibilities. Accordingly, Mr. Seaton’s base salary was increased from $725,000 to $1,000,000, Mr. Wajner’s base salary was increased from $370,000 to $625,000, and Ms. Cornehl’s base salary was increased from $460,000 to $500,000.

In summary, the base salaries of the executive officers as of December 31, 2025 and as of December 31, 2024 are as follows:

Named Executive Officer	December 31, 2025 Base Salary	December 31, 2024 Base Salary(1)
Seaton, M.	$1,000,000	$700,000
Wajner, M.	$625,000	$350,000
Cornehl, L.	$500,000	$450,000
Adams, S.	$370,000	$360,000
DeGiorgio, K.(2)	$—	$925,000
(1)
These base salaries do not reflect the temporary and voluntary reductions in base salary for Messrs. Seaton and DeGiorgio that were in effect until December 31, 2024 in connection with our Company's broader expense management efforts.
(2)
Mr. DeGiorgio received a base salary of $1,000,000 until April 24, 2025, when his employment ended.

In February 2026, the Committee reviewed the base salaries of our executive officers. The Committee determined that, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, the base salaries should be adjusted for the executive officers. As a result, the Committee increased Mr. Seaton's base salary from $1,000,000 to $1,100,000; Mr. Wajner's from $625,000 to $675,000; Ms. Cornehl's from $500,000 to $575,000; and Mr. Adams from $370,000 to $380,000.

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Compensation Discussion and Analysis

Annual Incentive Compensation

The Committee considers annual incentive compensation to be a key component of our executive compensation program given that it encourages our executive officers to strive for short-term results for our stockholders despite cyclical real estate market dynamics. Our AIP compensates based on performance against annual pretax margin and return on equity targets set during our annual financial planning process (subject to the Discretionary Adjustment, as described below).

AIP awards are paid utilizing the following two pay elements: cash bonus payouts and Bonus RSUs which vest over three years. The split between cash bonus payouts and Bonus RSUs depends on the particular employee's total compensation.

While the Committee believes that most companies’ annual incentive bonuses are paid solely in cash, the payment of a portion of our annual incentive bonuses in Bonus RSUs that vest over a three-year period reflects the Committee’s desire to align the interests of participating employees and our Company’s long-term stockholders. This structure furthers this goal by discouraging participating employees from excessive risk taking, focusing employees on creating long-term value for our stockholders and supporting employee retention. Accordingly, the Committee believes that an incentive structure with a meaningful portion of compensation tied to annual performance is most effective in addressing cyclicality in our business and motivating and rewarding executive officers to enhance long-term stockholder value.

As was the case in recent years, the Committee structured payouts under the 2025 AIP to be based on measurable performance against specific financial targets that the Committee believes to be key drivers of stockholder value. Like in 2024, financial targets collectively accounted for 100% of the 2025 AIP payouts to executive officers, with the resulting amount being subject to adjustment of up to 30 percentage points in the discretion of the Committee. The Discretionary Adjustment gives the Committee the ability to adjust the AIP payouts for unanticipated external factors, such as regulatory changes or meaningful changes in interest rates; success in strategic initiatives designed to create long-term stockholder value, such as technology projects, risk management efforts, employee engagement, or market share gains and losses in key markets; or sustainability and governance actions, initiatives, or omissions.

The Committee also retains the ability to pay a participant a lower amount, including the discretion not to pay an annual incentive bonus. For 2025, the Committee did not make a Discretionary Adjustment.

The 2025 AIP payouts to each executive officer (other than Mr. DeGiorgio who did not receive an AIP payout for 2025 on account of his separation) were determined by adjusting the applicable portion of the target incentive bonus amount (listed in the tables below under the column entitled “Weighting”) based on objective financial criteria in two areas (each listed in the table below under the column entitled “Metric”), with the result being subject to the Discretionary Adjustment as described above. Each financial metric had associated with it a threshold 50% payout level, a 100% payout level and a 200% payout level (listed in the table below under the columns entitled “Threshold”, “Target” and “Maximum”, respectively). With respect to both financial metrics (and subject to the Discretionary Adjustment), results below the threshold 50% payout level do not result in any payment and results above the maximum do not result in any additional payment. The percentage payout for results between the threshold and maximum is determined on a linear sliding scale basis between the two metric points on either side of the actual result (i.e., between the threshold and the target, or the target and the maximum, as applicable).

Consistent with recent years, for 2025 the two financial metrics utilized by the Committee were:

•
Pretax Margin: the pretax income of our Company divided by the gross revenue of our Company, excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase-related amortization of intangible assets; and, in the discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.

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Compensation Discussion and Analysis

•
Return on Equity: net income attributable to our Company divided by average invested stockholders’ equity (total equity excluding accumulated other comprehensive income/loss and noncontrolling interests), excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase-related amortization of intangible assets; and, in the discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.

The Committee believes that retaining the two financial metrics utilized in the past, coupled with evaluation of a potential Discretionary Adjustment based on internal or external factors as described above, advances the objectives of our Company’s AIP program and properly balances the importance of (i) compensating based on objective short-term financial results that are important to stockholders, and (ii) retaining the ability to take into account the Committee’s subjective determination with respect to long-term value creation and overall performance.

The Committee set the target financial metric payout levels at the pretax margin and return on equity set forth in our Company’s 2025 financial plan, which was unanimously approved by our Company’s Board following the general process described on page 38. The Committee believes these metrics, and the related performance levels, are indicators as to whether our Company, given the environment in which it is operating, has generated value for stockholders. The Committee also believes these metrics are utilized by stockholders, potential stockholders and their advisors in determining the value of our Company. For 2025, based on its assessment of relevant peer company data and the advice of its compensation consultant, the Committee increased threshold performance for each metric from 70% to 75% of target and decreased maximum performance for each metric from 133% to 125% of target.

The target performance levels and actual performance for 2025 with respect to the financial metrics were as follows:

Metric	Weighting	Threshold	Target	Maximum	Actual 2025 Results(1)	Metric Payout Percentage
Pretax Margin(2)	50%	7.3%	9.7%	12.1%	10.6%	138%
Return on Equity(2)	50%	7.1%	9.5%	11.9%	10.6%	146%
Total	100%	—	—	—	—	142%

(1)
For purposes of determining performance level achievement, the Committee uses preliminary results and only considers an adjustment to the AIP payout amounts if final results would result in a greater than 2% change in the amount. As a result of this practice and the non-GAAP adjustments discussed in the following footnote, the number in the “Actual 2025 Results” column may differ from the results reported in our Company’s financial statements.
(2)
These are non-GAAP financial measures. Please see Appendix A for the rationale behind the presentation of these measures and reconciliations to the nearest GAAP financial measures.

For 2026, subject to the Committee’s ability to award a lower amount, including the ability not to award any bonus, the AIP payout amounts will again be determined based on our Company’s return on equity (weighted 50%) and pretax margin (weighted 50%). As was the case in 2025, actual performance could result in payouts ranging from 50% to 200% of target, or 0% if performance is below threshold levels. The target 2026 AIP payout amounts will otherwise be adjusted in the same manner as in 2025, in that results below the threshold 50% payout level do not result in any payment and results above the maximum do not result in any additional payment. The percentage payout for results between the threshold and maximum will again be determined on a linear sliding scale basis between the two metric points on either side of the actual result (i.e., between the threshold and the target, or the target and the maximum, as applicable).

Annual Cash Bonus

As part of its review in February 2025, the Committee set target cash bonus amounts for 2025. The Committee determined that, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, the target cash bonus amounts for 2025 should be adjusted for the executive officers. As a result, the Committee increased Mr. Seaton's target cash bonus amount from $725,000 to $750,000; each of Messrs. Wajner's and Mr. Adams' from

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Compensation Discussion and Analysis

$152,750 to $159,250; and Mr. DeGiorgio's from $1,850,000 to $2,000,000. Although Ms. Cornehl's target AIP bonus increased overall by $35,000 for 2025, her target cash bonus decreased from $297,000 to $287,500 on account of her cash and equity split moving from 55% cash and 45% equity in 2024 to an equal split in 2025 in accordance with Company policy.

In May 2025, the Committee reevaluated the target cash bonus amounts of Messrs. Seaton and Wajner and Ms. Cornehl in connection with the leadership transition that occurred on April 10, 2025. Based on its assessment of relevant peer company data and the advice of its compensation consultant, the Committee determined that increases to these executives' target cash bonus amounts for 2025 were appropriate in consideration of Mr. Seaton’s promotion to Chief Executive Officer, Mr. Wajner’s promotion to Executive Vice President, Chief Financial Officer and Ms. Cornehl’s assumption of additional responsibilities. As a result, the Committee increased Mr. Seaton's target cash bonus amount from $750,000 to $1,800,000; Mr. Wajner's from $159,250 to $500,000; and Ms. Cornehl's from $287,500 to $325,000.

Each executive officer's AIP cash bonus payout for 2025, excluding Mr. DeGiorgio, was determined by adjusting the target cash bonus amount by the level of achievement of the financial metrics described above. The following table summarizes the computation of the 2025 AIP cash bonuses for each executive officer. It also provides the 2024 AIP cash bonus amounts for comparison purposes. The amounts in the table below are reflected in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

Named Executive Officer	2025 Target Annual Cash Bonus	2025 Performance Metric Result(1)	2025 Actual Cash Bonus	2024 Actual Cash Bonus
Seaton, M.	$1,800,000	142%	$2,556,000	$964,250
Wajner, M.	$500,000	142%	$710,000	$203,158
Cornehl, L.	$325,000	142%	$461,500	$395,010
Adams, S.	$159,250	142%	$226,135	$203,158
DeGiorgio, K.(2)	$2,000,000	—	—	$2,460,500

(1)
The target performance levels and actual performance with respect to the financial metrics are set forth in the metric summary table on page 42.
(2)
Mr. DeGiorgio did not receive a cash bonus in connection with his 2025 employment.

In February 2026, the Committee reviewed the target cash bonus amounts of our executive officers. The Committee determined, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, that the target cash bonuses of the executive officers should be adjusted. As a result, the Committee increased Mr. Seaton's target cash bonus from $1,800,000 to $1,900,000; Mr. Wajner's from $500,000 to $675,000; and Ms. Cornehl's from $325,000 to $450,000. Although the Committee maintained Mr. Adams' overall target AIP bonus for 2026, his target cash bonus increased from $159,250 to $171,500 due to his cash and equity split moving from 65% cash and 35% equity in 2025 to 70% cash and 30% equity in 2026 in accordance with Company policy.

Annual Equity Bonus

As part of its review in February 2025, the Committee set target Bonus RSU amounts for 2025. The Committee determined that, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, the target Bonus RSU amounts for 2025 should be adjusted for the executive officers. As a result, the Committee increased Mr. Seaton's target Bonus RSU amount from $725,000 to $750,000; each of Messrs. Wajner's and Mr. Adams' from $82,250 to $85,750; Ms. Cornehl's from $243,000 to $287,500 (a portion of such increase resulting from Ms. Cornehl's cash and equity split moving from 55% cash and 45% equity in 2024 to an equal split in 2025 in accordance with Company policy); and Mr. DeGiorgio's from $1,850,000 to $2,000,000.

In May 2025, the Committee reevaluated the target Bonus RSU amounts of Messrs. Seaton and Wajner and Ms. Cornehl in connection with the leadership transition that occurred on April 10, 2025. Based on its assessment of relevant peer company data and the advice of its compensation consultant, the Committee determined that increases to these executives' target Bonus RSU amounts for 2025 were appropriate in

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Compensation Discussion and Analysis

consideration of Mr. Seaton’s promotion to Chief Executive Officer, Mr. Wajner’s promotion to Executive Vice President, Chief Financial Officer and Ms. Cornehl’s assumption of additional responsibilities. As a result, the Committee increased Mr. Seaton's target Bonus RSU amount from $750,000 to $1,800,000; Mr. Wajner's from $159,250 to $500,000; and Ms. Cornehl's from $287,500 to $325,000.

Each executive officer's Bonus RSU payout amount for 2025, excluding Mr. DeGiorgio, was determined by adjusting the target Bonus RSU amount by the level of achievement of the 2025 AIP financial metrics described above.

The following table summarizes the computation of the 2025 Bonus RSU amounts for each executive officer. It also provides the 2024 Bonus RSU amounts for comparison purposes.

Named Executive Officer	2025 Target Bonus RSU Amount	2025 Performance Metric Result(1)	2025 Actual Bonus RSU Amount	2024 Bonus RSU Amount
Seaton, M.	$1,800,000	142%	$2,556,000	$964,250
Wajner, M.	$500,000	142%	$710,000	$109,392
Cornehl, L.	$325,000	142%	$461,500	$323,190
Adams, S.	$85,750	142%	$121,765	$109,392
DeGiorgio, K.(2)	$2,000,000	—	$—	$2,460,500

(1)
The target performance levels and actual performance with respect to the AIP financial metrics are set forth in the metric summary table on page 42.
(2)
Mr. DeGiorgio did not receive a Bonus RSU award in connection with his 2025 employment.

In February 2026, the Committee reviewed the target Bonus RSU amounts of our executive officers. The Committee determined, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, that the target Bonus RSU amounts of the executive officers should be adjusted. As a result, the Committee increased Mr. Seaton's target Bonus RSU amount from $1,800,000 to $1,900,000; Mr. Wajner's from $500,000 to $675,000; and Ms. Cornehl's from $325,000 to $450,000. Although the Committee maintained Mr. Adams' overall target AIP bonus for 2026, his target Bonus RSU amount decreased from $85,750 to $73,500 due to his cash and equity split moving from 65% cash and 35% equity in 2025 to 70% cash and 30% equity in 2026 in accordance with Company policy.

Bonus RSUs are denominated in units of our Company’s common stock. In accordance with Company policy, the number of units granted to an executive officer in 2026 in connection with 2025 performance, which were granted on February 19, 2026, the second day on which the New York Stock Exchange was open for trading following the submission of our Company’s Annual Report on Form 10-K, was determined by dividing the dollar amount of the Bonus RSUs that the Committee determined to be granted by the fair market value of our Company’s stock on that date. Our Company’s 2020 Incentive Compensation Plan defines the fair market value as the last sale price reported for a share of our Company’s common stock on the New York Stock Exchange on the last trading day preceding the grant date. These underlying shares, plus any dividend equivalent shares accrued during the vesting period, are generally distributed to the executive officer upon vesting.

The Bonus RSUs issued to executive officers in or after 2023, based on the level of achievement in the prior respective year, vest over three years at a rate of 33 1/3% on each anniversary of the date of grant. The Bonus RSUs issued to executive officers in 2022 in connection with 2021 performance vest over four years at a rate of 25% on each anniversary of the date of grant. Vesting accelerates in certain circumstances, including death, disability, normal retirement, and termination by our Company without cause. In addition, vesting of the Bonus RSUs accelerates in connection with early retirement. Early retirement means the termination of the recipient’s employment, other than for cause, after having reached age 55 and 10 years of service. Normal retirement means the termination of the recipient’s employment, other than for cause, after having reached age 60, irrespective of the number of years of service. In the case of death or disability, delivery of the underlying shares is made as soon as administratively practicable. In the case of normal retirement or early retirement or termination by our Company without cause, delivery of the underlying shares is made one year after the termination date. A holder of RSUs has none of the rights of a stockholder unless and until shares are actually delivered to the holder. In the case of disability, early retirement, normal retirement and termination by our Company without cause, the executive officer shall also be required to sign a separation agreement.

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Compensation Discussion and Analysis

The Bonus RSUs issued in 2025 and 2026 to our Company’s executive officers, based on the level of achievement in 2024 and 2025, respectively, provided that, except in the case of death, disability or certain change-in-control scenarios, none of the Bonus RSUs would be eligible to vest unless certain performance criteria were met. In particular, Bonus RSUs would not vest unless the net income of our Company in the year of grant was at least $25 million, excluding Extraordinary Items. For purposes of this calculation, “Extraordinary Items” means (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary, unusual and/or nonrecurring items of gain or loss and (f) foreign exchange gains and losses. The Committee determined that this target was met for 2025, with the result that the Bonus RSUs granted in 2025 to the executive officers would vest, subject to satisfaction of other applicable conditions.

It should be noted that, as required by applicable rules, the Summary Compensation, Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year End tables in this proxy statement reflect Bonus RSUs issued to the executive officers in 2025 for performance in 2024. Similarly, the Bonus RSUs issued in 2026 for performance in 2025 are not reflected in those tables contained in this proxy statement. Applicable rules require that these tables only reflect equity awards granted to the executive officers in 2025.

Long-Term Equity Incentive Compensation

The Committee has continued its practice of tying a meaningful portion of the executive officers' total compensation to long-term incentives through the issuance of long-term incentive awards under the LTI Plan ("LTI Awards"). The Committee again elected to issue LTI Awards to executive officers in 2026 (in connection with 2025 performance) in equal 50% allocations of LTI PRSUs with longer-term performance metrics and LTI RSUs with multi-year vesting periods.

The Committee believes that LTI Awards are effective in aligning the interests of executive officers with those of its long-term stockholders. The Committee believes that LTI Awards, particularly being coupled with the AIP Bonus RSU pay element, discourage executive officers from taking excessive risk for short-term gains, focus executive officers on increasing long-term stockholder value and increase retention.

The approximate dollar values of the LTI Awards granted by the Committee to the executive officers in 2026 in connection with 2025 performance are provided in the following table, together with the comparable amounts granted in 2025 for 2024 performance and additional incremental LTI Awards granted in 2025 in connection with the leadership transition.

Named Executive Officer	LTI RSUs Granted in 2026 in Connection with 2025 Performance(1)	LTI PRSUs Granted in 2026 in Connection with 2025 Performance(1)(2)	Total LTI Awards Granted in 2026 in Connection with 2025 Performance(1)	LTI Awards Granted in 2025 in Connection with 2024 Performance and the Leadership Transition(1)(3)
Seaton, M.	$1,750,000	$1,750,000	$3,500,000	$3,175,000
Wajner, M.	$362,500	$362,500	$725,000	$625,000
Cornehl, L.	$337,500	$337,500	$675,000	$650,000
Adams, S.	$100,000	$100,000	$200,000	$175,000
DeGiorgio, K.	$—	$—	$—	$3,400,000

(1)
The actual grant date dollar value of the LTI Awards may differ slightly from these dollar amounts in the table due to rounding. The LTI Awards granted in 2026 in connection with 2025 performance were granted on February 19, 2026.
(2)
The dollar amount reflects the target value of the LTI PRSU award approved by the Committee. The actual value of the award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the LTI PRSU awards, as determined under applicable accounting guidance for financial reporting purposes, are reflected in the Grants of Plan Based Awards Table under the column entitled "Grant Date Fair Value of Stock Awards."
(3)
Messrs. Seaton and Wajner were promoted and Ms. Cornehl assumed additional responsibilities in connection with the leadership transition after the February 24, 2025 grant of LTI Awards in respect of 2024 performance. Accordingly, their 2025 LTI Awards were granted in two parts, consisting of an initial grant on February 24, 2025 (in connection with 2024 performance) and an incremental grant on June 20, 2025 (in connection with the leadership transition), together comprising the total LTI Awards for 2025 reflected in this column. The incremental grants made on June 20, 2025 were issued in equal 50% allocations of LTI PRSUs and LTI RSUs. The dollar

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Compensation Discussion and Analysis

amount for the LTI PRSU component of the award reflects the target value of the award as approved by the Committee. The actual value of the LTI PRSU awards and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the LTI PRSU awards, as determined under applicable accounting guidance for financial reporting purposes, are reflected in the Grants of Plan-Based Awards Table under the column entitled "Grant Date Fair Value of Stock Awards."

In determining the amount of LTI RSUs and target LTI PRSUs ("Target PRSUs") to grant to executive officers, the Committee reviewed the performance of our Company and the executive officers along with compensation levels at peer companies and market data. The Committee's decision further reflected the Committee's assessment of the individual performance of these executive officers during the year, including their notable achievements and challenges faced, as summarized in the “Performance Overview” section beginning on page 27. Among other considerations, the award increase for Mr. Seaton reflected his commendable leadership throughout the year, enabling the Company to deliver strong results and successes in strategic initiatives that drove long-term value creation for our stockholders. The award increases for Messrs.

Wajner and Adams further demonstrated their ongoing strength in leading the Company’s financial function. The award increase for Ms. Cornehl reflected her effectiveness in safeguarding the Company’s interests through disciplined risk management and strong advocacy on behalf of the Company across complex legal and regulatory matters. The executive officers' contributions were also reflected in the Company's achievements against strategic initiatives, leading to the Company's continued recognition on notable workplace lists, including the Fortune 100 Best Companies to Work For® list in the United States for the last ten years and Best Workplaces™ in Canada list for the last eleven years; Fortune® Best Workplaces for Women™ in the United States and Great Place to Work® list for Best Workplaces™ for Women in Canada for the tenth year in a row; Fortune Best Workplaces for Parents™ list in 2025; People® Magazine's Companies that Care list for the fourth time; and Military Friendly® Employer for the first time.

In accordance with Company policy, the number of LTI RSUs and Target PRSUs granted to an executive officer in 2026 in connection with 2025 performance, which were granted on February 19, 2026, the second day on which the New York Stock Exchange was open for trading following the submission of our Company’s Annual Report on Form 10-K, were determined by dividing the dollar amount of the LTI RSUs and Target PRSUs that the Committee determined to be granted by the fair market value of our Company’s stock on that date. Our Company’s 2020 Incentive Compensation Plan defines the fair market value as the last sale price reported for a share of our Company’s common stock on the New York Stock Exchange on the last trading day preceding the grant date. A holder of LTI RSUs and/or LTI PRSUs has none of the rights of a stockholder unless and until shares are actually delivered to the holder.

LTI Awards Granted in 2025 in Connection with the Leadership Transition

In order to align long-term incentive compensation with the increased scope and responsibilities resulting from Mr. Seaton's promotion to Chief Executive Officer, Mr. Wajner's promotion to Executive Vice President, Chief Financial Officer and Ms. Cornehl's assumption of additional responsibilities, and based on the Committee’s assessment of relevant peer-company and market data and the recommendation of the Committee's independent compensation consultant, the Committee approved incremental LTI Awards on June 20, 2025 to Messrs. Seaton and Wajner and Ms. Cornehl in connection with the leadership transition. These incremental awards, granted in equal 50% allocations of LTI PRSUs and LTI RSUs, increased these executive officers' total LTI Awards granted in 2025 to levels the Committee believes are commensurate with their new positions and expanded responsibilities. The LTI PRSUs are earned based on our total shareholder return performance over the three-year performance period from January 1, 2025 to December 31, 2027 relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period and to service-based vesting conditions consistent with those applicable to other LTI PRSU grants made to executive officers in 2025. The LTI RSUs vest with respect to one-third of the

46 | 2026 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

RSUs on each of the first three anniversaries of the grant date and are otherwise subject to the same terms and conditions as the LTI RSU grants made to executive officers in 2025.

Named Executive Officer	Target Leadership Transition LTI PRSUs(1)	Target Leadership Transition LTI RSUs	Target Total Leadership Transition LTI Award
Seaton, M.	$737,500	$737,500	$1,475,000
Wajner, M.	$192,500	$192,500	$385,000
Cornehl, L.	$50,000	$50,000	$100,000

(1)
The dollar amount reflects the target value of the LTI PRSU award approved by the Committee. The actual value of the award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the awards, as determined under applicable accounting guidance for financial reporting purposes, are reflected in the Grants of Plan-Based Awards Table under the column entitled "Grant Date Fair Value of Stock Awards."

LTI PRSUs Granted in 2026 in Connection with 2025 Performance

LTI PRSUs represent the right to receive shares of common stock of our Company in an amount from 0% to 200% of the Target PRSUs. The number of shares earned will be determined based on relative total shareholder return ("rTSR") over a three-year performance period as compared to the companies in the S&P MidCap 400 Index at the beginning of the performance period (the “Index”) with the number of delivered shares equal to the number of Target PRSUs multiplied by the applicable percentage set forth in the following table (“Earned PRSUs”). The shares underlying the Earned PRSUs, plus any dividend equivalent shares accrued prior to delivery, generally become earned upon satisfaction of the service requirement. The service requirement is satisfied if the recipient does not experience a termination of employment prior to the third anniversary of the date of grant.

Performance Level	rTSR Rank(1)	Payout(2)
Below Threshold	<25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	>=75th Percentile	200%

(1)
rTSR Rank is calculated based on our Company’s total shareholder return relative to the total shareholder return of each company in the Index.
(2)
For performance between threshold and target and between target and maximum, the percentage of the Target PRSUs that become Earned PRSUs will be determined on straight line interpolation.

LTI PRSUs granted in 2026 have a performance period of January 1, 2026 through December 31, 2028.

The service requirement is also deemed satisfied in certain circumstances, including death, disability and normal retirement. Normal retirement means the termination of the executive officer’s employment, other than for cause, after having reached age 60 irrespective of the number of years of service. In the case of disability, normal retirement and termination by our Company without cause, the executive officer shall also be required to sign a separation agreement. In the case of death or disability, the executive officer shall receive shares equal to the number of Target PRSUs as soon as administratively practicable. In the case of normal retirement, the executive officer shall receive shares equal to the number of Earned PRSUs (as defined in our Company’s 2020 Incentive Compensation Plan) after the end of the performance period.

In addition, the service requirement is deemed satisfied in connection with termination by our Company without cause, but only for the portion of the three-year vesting period actually completed, with payout based on actual performance at the end of the performance period.

Other than the early retirement provisions, the terms of the LTI RSUs are identical to the terms of the Bonus RSUs described above beginning on page 44. Like Bonus RSUs, LTI RSUs for executive officers are also tied to a performance-vesting condition.

First American Financial Corporation 2026 Proxy Statement | 47

Compensation Discussion and Analysis

As indicated above with respect to the Bonus RSUs, as required by applicable rules, LTI Awards granted in 2026 in connection with 2025 performance are not reflected in the Summary Compensation table, the Grants of Plan-Based Awards table or the Outstanding Equity Awards at Fiscal Year End table contained herein. Those tables reflect LTI Awards granted in 2025 in connection with 2024 performance.

Vesting of 2023 LTI PRSUs

The LTI PRSUs granted to executive officers in 2023 with respect to 2022 performance were earned based on the Company's rTSR performance relative to the Index during the performance period of January 1, 2023 through December 31, 2025, subject to vesting upon satisfaction of the service requirement. Performance was certified by the Compensation Committee on February 4, 2026 based on results which were provided by a third party equity administration consulting firm. The following table sets forth the performance levels and the corresponding payouts applicable to the 2023 LTI PRSUs, the Company's rTSR performance during the performance period and the resulting payout.

Performance Level	rTSR Rank	Payout
Below Threshold	<25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	>=75th Percentile	200%
Result	59th Percentile	137%

The number of 2023 LTI PRSUs earned for each executive officer:

Named Executive Officer	Target 2023 LTI PRSUs		Payout Percentage	Earned PRSUs(1)
Seaton, M.	11,467		137%	17,460
Wajner, M.	1,802		137%	2,735
Cornehl, L.	3,276		137%	4,982
Adams, S.	1,351		137%	2,050
DeGiorgio, K.	16,848	(2)	137%	25,660

(1)
Reflects the 2023 LTI PRSUs which were earned, plus dividend equivalent shares accrued during the vesting period.
(2)
Mr. DeGiorgio's target 2023 LTI PRSUs reflected above were pro-rated based on his period of service from the grant date until April 24, 2025, when his employment ended, pursuant to his Performance Restricted Stock Unit Award Agreement.

Summary of Base Salary, Cash Bonus and Equity Incentive Compensation Paid or Granted for 2025

The following table summarizes for each executive officer the amount paid or awarded in connection with 2025 performance in the form of total base salary, cash bonus (paid in 2026 for 2025 performance), Bonus RSUs (granted in 2026 for 2025 performance) and LTI Awards (granted in 2026 in connection with 2025 performance). This table is not a substitute for the compensation tables required by the Securities and Exchange Commission and included under the heading “Executive Compensation Tables” herein, but it provides a more accurate picture of how the Committee viewed its compensation actions for the executive officers in connection with performance in 2025:

		Paid/Granted in 2026 in Connection with 2025 Performance
Named Executive Officer	Base Salary Paid in 2025(1)	Actual Cash Bonus	Bonus RSUs	LTI RSUs	LTI PRSUs(2)	Total for 2025	Total for 2024(3)(4)
Seaton, M.	$907,827	$2,556,000	$2,556,000	$1,750,000	$1,750,000	$9,519,827	$4,258,500
Wajner, M.	$542,673	$710,000	$710,000	$362,500	$362,500	$2,687,673	$902,550
Cornehl, L.	$486,769	$461,500	$461,500	$337,500	$337,500	$2,084,769	$1,713,585
Adams, S.	$369,539	$226,135	$121,765	$100,000	$100,000	$917,439	$846,012
DeGiorgio, K.(5)	$353,808	$—	$—	$—	$—	$353,808	$9,153,500

(1)
Base salary paid in 2025 is equal to the corresponding amount reflected in the Summary Compensation Table under the column entitled “Salary”.
(2)
The dollar amounts reflect the target value of the LTI PRSU award approved by the Committee. The actual value of the award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the awards, as determined under applicable accounting guidance for
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Compensation Discussion and Analysis

financial reporting purposes, are reflected in the Grants of Plan-Based Awards Table under the column entitled "Grant Date Fair Value of Stock Awards."
(3)
For purposes of the calculation of the total, base salary paid in 2024 is equal to the corresponding amount reflected in the Summary Compensation Table under the column entitled “Salary”. Unlike the tables presented earlier in this section, the figures for 2024 base salaries paid, as reflected in this table above, account for the temporary and voluntary reductions in base salary for Messrs. Seaton and DeGiorgio, as described above.
(4)
Messrs. Seaton and Wajner were promoted and Ms. Cornehl assumed additional responsibilities in connection with the leadership transition after the February 24, 2025 grant of LTI Awards in respect of 2024 performance. Accordingly, their 2025 LTI Awards were granted in two parts, consisting of an initial grant on February 24, 2025 (in connection with 2024 performance) and an incremental grant on June 20, 2025 (in connection with the leadership transition), together comprising the total LTI Awards for 2025 reflected in this column. The incremental grants made on June 20, 2025 were issued in equal 50% allocations of LTI PRSUs and LTI RSUs. The dollar amount for the LTI PRSU component of the award reflects the target value of the award as approved by the Committee. The actual value of the LTI PRSU award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the LTI PRSU award, as determined under applicable accounting guidance for financial reporting purposes, are reflected in the Grants of Plan-Based Awards Table under the column entitled "Grant Date Fair Value of Stock Awards."
(5)
Mr. DeGiorgio did not receive annual incentive compensation or long-term incentive compensation in connection with 2025 performance.

Consideration of Prior Amounts Realized

Our Company’s philosophy is to incentivize and reward executive officers for future performance. Accordingly, prior stock compensation gains (the realized or realizable value of RSUs awarded in prior years) generally are not considered in setting future compensation levels.

Stock Ownership Guidelines

Our Company has adopted guidelines requiring our chief executive officer to hold Company stock with a value equal to at least six times the chief executive officer’s base salary and each of the other executive officers to hold stock with a value equal to at least three times their respective base salaries, or one-time their respective base salaries if that base salary is below $500,000.

What Counts Toward the Guidelines:

•
shares owned personally or by a spouse
•
shares issued or held through a Company-sponsored plan such as the First American Financial Corporation 401(k) Savings Plan or the First American Financial Corporation Employee Stock Purchase Plan
•
unvested (and vested but deferred) restricted stock units
•
shares held in trust for the benefit of the executive officer or a spouse

What Does Not Count Toward the Guidelines:

•
stock options
•
unvested LTI PRSUs

The Committee annually reviews compliance with the ownership guidelines. All of the executive officers serving as of the date of this proxy statement meet or exceed our ownership guidelines.

Clawback Policy

Our Company has adopted a clawback policy applicable to all executive officers that is intended to comply with, and to be administered and interpreted consistent with the requirements of, Listing Standard 303A.14 adopted by the New York Stock Exchange to implement Rule 10D-1 under the Securities Act. The policy generally provides for the recoupment of excess incentive compensation received during the three full fiscal years prior to the date that the Company is required to prepare an accounting restatement of the Company’s financial statements. The description of the Company’s clawback policy provided herein is qualified in its entirety by reference to the Policy Governing the Recovery of Certain Incentive Compensation that is attached as an exhibit to the Form 10-K filed by our Company on February 17,

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Compensation Discussion and Analysis

2026. In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if our Company is required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer may be required to reimburse our Company for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and any profits realized from the sale of securities of our Company during that twelve-month period. Further, our Company’s 2020 and 2010 Incentive Compensation Plans and the employee form of Restricted Stock Unit Award Agreement and form of Performance Restricted Stock Award Agreement provide for the forfeiture or recoupment of previously awarded compensation under certain circumstances if an executive officer’s misconduct causes loss or damage to our Company or our reputation.

Anti-Hedging Policy

Our Company has also adopted policies prohibiting executive officers and certain other employees from holding Company securities in a margin account or pledging Company securities as collateral. These policies further prohibit all directors, executive officers and certain other employees with access to sensitive information—as well as anyone living with such persons, family members whose transactions in our Company’s stock or derivatives are directed by such persons, or those who are subject to the influence or control of such persons—from hedging their ownership of Company securities by engaging in zero-cost collars, forward sale contracts, short sales or trading in option contracts involving Company securities.

Equity Grant Timing

Our Company has adopted a policy of only granting equity awards, including Bonus RSUs, LTI RSUs, and LTI PRSUs, to executive officers (except with respect to new executive officers) on the second day on which the New York Stock Exchange is open for trading following the submission of the Annual Report on Form 10-K. This policy is intended to prevent material nonpublic information from being taken into account when determining the timing and terms of equity awards or timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Consistent with this policy, the LTI Awards granted in 2026 in connection with 2025 performance were granted on February 19, 2026 and the LTI Awards granted in 2025 in connection with 2024 performance were granted on February 24, 2025, in each case on the second day on which the New York Stock Exchange was open for trading following the submission of the Annual Report on Form 10-K. The Committee granted an exception to this policy to approve the incremental LTI Awards granted on June 20, 2025 in connection with the leadership transition. The Company does not currently grant stock options as part of its equity awards; however, eligible employees may elect to purchase common stock at a discount on the last day of fixed quarterly offering periods through accrued payroll contributions under the First American Financial Corporation Employee Stock Purchase Plan.

Benefits and Perquisites

Executive officers are entitled to employee benefits generally available to all full-time employees of our Company (subject to fulfilling any minimum service requirement), such as health and welfare benefits. The executive officers are also eligible to receive an incremental long-term disability insurance benefit and an executive health examination benefit that are not available to all employees. In designing these elements, our Company seeks to provide an overall level of benefits that is competitive with the level of benefits offered by similar companies in the markets in which it operates.

Employment Agreements

Messrs. Seaton and Wajner and Ms. Cornehl are parties to employment agreements with our Company and, prior to his termination of employment, Mr. DeGiorgio was also party to an employment agreement with our Company. Mr. Seaton originally entered into his employment agreement in 2014, Mr. Wajner originally entered into his employment agreement in 2025 and Ms. Cornehl originally entered into her employment agreement in 2022. Each of the agreements for Messrs. Seaton and Wajner and Ms. Cornehl were most recently renewed in 2026 and the term of each of those agreements now expires on

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Compensation Discussion and Analysis

December 31, 2028. The decision to renew the agreements reflected the Committee’s favorable evaluation of the performance of these executive officers, its view that the contracts provide an important retention incentive and the potential benefit to our Company from the non-competition, non-solicitation and other covenants in the contracts, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. The agreements specify minimum base salaries equal to the base salaries paid to such individuals at the time of execution thereof, namely $1,100,000, $675,000 and $575,000 for Messrs. Seaton and Wajner and Ms. Cornehl, respectively. Determinations regarding bonus amounts, long term incentive awards and any increases in base salary remain at the discretion of the Committee.

Each of the renewed agreements and the agreements in effect in 2025 provide that if our Company terminates the executive officer’s employment without cause, the executive officer is entitled to an amount representing twice the sum of the executive officer’s base salary and the second largest of the prior three years’ bonuses. Half of this sum would be paid over the first year following termination in twelve equal monthly installments, and the other half would be paid at the end of this one-year period. The executive officer’s receipt of these amounts would be contingent on our Company’s receipt of a release from the executive officer as well as the executive officer’s compliance with certain non-solicitation and confidentiality provisions contained within the agreement, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. In addition, with respect to an executive officer who participates in the First American Financial Corporation Executive Supplemental Benefit Plan (the “SERP”), if the executive officer's employment is terminated without cause and they would otherwise during the term of the agreement have reached their “early retirement date” under the SERP, which is discussed in further detail below, then their benefit will be deemed vested on the early retirement date notwithstanding the termination. No additional benefits are payable in the event that the executive officer voluntarily terminates or termination is on account of death or disability or is for cause.

Under the agreements, cause is defined to include (1) embezzlement, theft or misappropriation of Company property, (2) willful breach of any fiduciary duties owed to our Company, (3) willful failure or refusal to comply with applicable laws, regulations and Company policies, (4) commission of a felony or of any crime involving moral turpitude, fraud, or misrepresentation, (5), refusal to perform job duties or reasonable directives from the executive officer’s superior or the Board and (6) any gross negligence or willful misconduct resulting in loss or damage to the reputation of our Company.

The renewed agreements are attached as an exhibit to the Form 10-K filed by our Company with the Securities and Exchange Commission on February 17, 2026.

Change-in-Control and Post-Termination Arrangements

Award agreements evidencing all outstanding awards provide that vesting will not accelerate as a result of a change-in-control that has been approved by our Company’s Board. The LTI PRSU award agreements further provide that the performance goal will be measured based on actual performance through the date of such change of control, with the final price based on the stock price immediately prior to the consummation of such change of control. Absent the specific language in the award agreements, vesting in the event of a change-in-control would be governed by the terms of our Company’s 2020 and 2010 Incentive Compensation Plans.

The SERP provides additional benefits to participants under age 55 if they are involuntarily terminated within 36 months of a change-in-control. In that circumstance, benefits commence as if the participant had attained early retirement age, subject to an actuarial reduction.

The document evidencing the SERP is attached as an exhibit to the Form 10-K filed by our Company on March 1, 2011 and Amendment No. 1 thereto is attached as an exhibit to the Form 10-K filed on February 23, 2015, each of which are referenced as exhibits to the Form 10-K filed on February 17, 2026.

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Compensation Discussion and Analysis

Change-in-Control Agreements.

As part of our Company’s efforts to retain key employees, it has entered into agreements with each of the executive officers to provide for certain benefits in the event the executive officer is terminated following a change-in-control. As described below, the severance payment is primarily two times the sum of base salary and target bonus. In the opinion of the Committee, this structure reflects current best practices with respect to such agreements.

Under the agreement, a “change-in-control” means any one of the following with respect to our Company:

•
a merger or consolidation of our Company in which our Company’s stockholders end up owning less than 50% of the voting securities of the surviving entity;
•
the sale, transfer or other disposition of all or substantially all of our Company’s assets or the complete liquidation or dissolution of our Company;
•
a change in the composition of our Company’s Board over a two-year period as a result of which fewer than a majority of the directors are incumbent directors, as defined in the agreement; or
•
the acquisition or accumulation by any person or group, subject to certain limited exceptions, of at least 25% of our Company’s voting securities.

If the termination of the executive officer’s employment occurs without cause or if the executive officer terminates such employment for good reason within 36 months following the change-in-control, our Company is required to pay the following benefits in one lump sum within ten business days:

•
the executive officer’s base salary through and including the date of termination and any accrued but unpaid annual incentive bonus;
•
an annual incentive bonus for the year in which the termination occurs in an amount equal to the target bonus for the year of termination (or if there is no target annual incentive bonus or under certain other specified circumstances, the average of the annual incentive bonuses paid for the three prior years), prorated through the date of termination;
•
accrued and unpaid vacation pay;
•
unreimbursed business expenses;
•
two times the executive officer’s annual base salary in effect immediately prior to the termination; and
•
two times the executive officer’s target bonus (or if there is no target annual incentive bonus or under certain other specified circumstances, two times the average of the annual incentive bonuses paid for the three prior years).

In addition, for a period of 24 months following the date on which the executive officer’s employment terminates, our Company will provide the same level of benefits and perquisites that the executive officer received at the time of termination or, if more favorable to the executive officer, at the time at which the change-in-control occurred. These benefits include tax-qualified and nonqualified savings plan benefits (excluding, however, any supplemental benefit plans), medical insurance, disability income protection, life insurance coverage and death benefits. To the extent that the executive officer cannot participate in the plans previously available, our Company will provide such benefits (or a cash equivalent) on the same after-tax basis as if they had been available. These obligations are reduced by any welfare benefits made available to the executive officer from subsequent employers.

If the amount payable under the agreements, together with other payments and benefits, would constitute an “excess parachute payment” under the Internal Revenue Code and, consequently, be subject to excise tax, the change-in-control agreements provide for a reduction in the amount payable to that amount that would result in the elimination of the excise tax, provided that the reduced amount exceeds the net amount the executive officer would receive if the excise tax had been applied.

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Compensation Discussion and Analysis

The change-in-control agreements automatically extend for additional one-year periods unless either party notifies the other not later than the preceding January 1 that it does not wish to extend the term.

The form change-in-control agreement is attached as an exhibit to the Form 10-Q filed by our Company on November 1, 2010.

Payments due Upon Termination and/or a Change-in-Control.

Calculations and further explanation of the payments due the executive officers upon termination of employment and/or a change-in-control are found under the portion of the “Executive Compensation Tables” section of this document entitled “Potential Payments Upon Termination or Change-in-Control.”

Retirement Benefits

Executive officers may participate in several benefit plans that provide benefits upon retirement. Such retirement benefits include:

Benefit	Background
First American Financial Corporation 401(k) Savings Plan

The First American Financial Corporation 401(k) Savings Plan is a tax-qualified profit-sharing plan generally available to all employees, which authorizes company matching contributions based on the amount of employee pretax and/or Roth contributions and a schedule that ties the amount of matching contributions to our Company’s profitability. For 2025, for each $1.00 employees contributed to the plan up to 4% of the employee’s eligible compensation, our Company provided a match of $1.25.

Executive Supplemental Benefit Plan*	The Executive Supplemental Benefit Plan is limited to a select group of management and is closed to new participants.
First American Financial Corporation Deferred Compensation Plan*	The Deferred Compensation Plan is limited to a select group of management.

* Further explanation of these plans can be found in the Pension Benefits and Nonqualified Deferred Compensation sections in the “Executive Compensation Tables” section.

Our Company believes that these plans provide a valuable recruiting and retention mechanism for our executive officers and enable it to compete more successfully for qualified executive talent.

Effective January 1, 2011, the Committee closed the SERP to new participants and, as part of the amendments described above, fixed as of December 31, 2010 the compensation used to determine benefits payable under the SERP. The amendments also capped the annual benefit to a maximum of $500,000 for our Company’s chief executive officer and $350,000 for other participants.

Conclusion

The final level and mix of compensation determined by the Committee is considered within the context of both the objective data from a competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Committee believes that each of the compensation packages for the executive officers is within the competitive range of practices when compared to the objective comparative data even where qualitative factors have influenced the compensation decisions.

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Compensation Discussion and Analysis

Impact of Tax and Accounting

In reaching decisions on executive compensation, the Committee generally considers the tax and accounting consequences to our Company, including the fact that compensation (including performance-based compensation) in excess of $1 million paid to covered executive officers is generally not deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code of 1986.

Under accounting guidance, long-term incentive grants of RSUs (Bonus and LTI) and LTI PRSUs to executive officers and employees are recognized as compensation expense by our Company. Compensation expense for such awards is equal to the grant-date fair values of the instruments being issued and is generally recognized over the requisite service period of the award.

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Compensation Discussion and Analysis

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee on March 9, 2026 recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation Committee

Michael D. McKee, Chair
Parker S. Kennedy
Mark C. Oman

First American Financial Corporation 2026 Proxy Statement | 55

Executive Compensation Tables

The following tables set forth compensation information for our Company’s executive officers (generally referred to in the Executive Compensation Tables section of this proxy statement as our "NEOs") pursuant to the specific requirements of applicable regulations. Our Company believes that the Summary Compensation Table below does not completely reflect our perspective on compensation for our NEOs. Rather, our Company believes that our perspective is more completely reflected in the “Compensation Discussion and Analysis” section above.

The following Summary Compensation Table sets forth compensation awarded to or earned by our NEOs for the years indicated.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation (1) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)		Total ($)

Mark E. Seaton	2025	$907,827	$—	$4,800,870	$2,556,000	$—	$17,250	(4)	$8,281,947
Chief Executive Officer	2024	$630,000	$—	$2,162,011	$964,250	$—	$10,900		$3,767,161
	2023	$630,000	$—	$2,289,842	$435,000	$—	$10,151		$3,364,993

Matthew F. Wajner	2025	$542,673	$—	$861,904	$710,000	$—	$17,250	(4)	$2,131,827
EVP, Chief Financial Officer	2024	$350,000	$—	$296,591	$203,158	$—	$10,600		$860,349
	2023	$350,000	$—	$335,419	$109,980	$—	$9,849		$805,248

Lisa W. Cornehl	2025	$486,769	$—	$1,114,196	$461,500	$—	$17,250	(4)	$2,079,715
SVP, Chief Legal Officer	2024	$445,385	$—	$706,995	$395,010	$—	$10,740		$1,558,130
	2023	$407,162	$—	$570,154	$138,600	$—	$9,910		$1,125,826

Steven A. Adams	2025	$369,539	$—	$322,957	$226,135	$—	$17,250	(4)	$935,881
VP, Chief Accounting Officer	2024	$358,462	$—	$237,204	$203,158	$—	$10,600		$809,424
	2023	$350,000	$—	$267,313	$109,980	$—	$9,850		$737,143

Kenneth D. DeGiorgio	2025	$353,808	$—	$6,612,804	$—	$167,146	$2,481,498	(5)	$9,615,256
(CEO during years presented)	2024	$832,500	$—	$4,450,093	$2,460,500	$28,017	$13,830		$7,784,940
	2023	$832,500	$—	$4,841,829	$1,050,000	$332,267	$12,761		$7,069,357

(1)
As required by applicable rules, annual cash bonuses that were paid through Bonus RSUs, or were otherwise based upon the achievement of pre-determined performance metrics, are included under the columns entitled "Stock Awards" and “Non-Equity Incentive Plan Compensation,” as applicable, as opposed to the column entitled “Bonus.”
(2)
The amounts shown are the grant date fair value of stock awards granted in the year indicated as computed under applicable accounting guidance for financial reporting purposes, excluding the effect of estimated forfeitures. The values set forth under this column for each year reflect the grants made in that year in connection with performance metrics from the prior year (e.g., amounts reported for 2025 are in connection with performance metrics from 2024), other than the incremental LTI PRSUs granted to Messrs. Seaton and Wajner and Ms. Cornehl on June 20, 2025 (in connection with the leadership transition). For information on the valuation of the awards, refer to Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The grant date fair values of the LTI PRSUs granted on February 24, 2025 (in connection with 2024 performance) and, with respect to Messrs. Seaton and Wajner and Ms. Cornehl, including the incremental LTI PRSUs granted on June 20, 2025, are based on the probable outcome of achievement with respect to applicable performance goals as of the grant date and the grant date fair value of such awards. Assuming achievement of performance at the maximum level, the earned PRSUs would

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Executive Compensation Tables

have been as follows: $3,174,802 for Mr. Seaton, $624,912 for Mr. Wajner, $649,938 for Ms. Cornehl, $174,912 for Mr. Adams and $3,399,946 for Mr. DeGiorgio.
(3)
Reflects the change in the present value of the benefit from the end of the year preceding the applicable fiscal year to the end of the applicable fiscal year for the SERP, which is a non-qualified pension plan. Negative values are shown as zero. See the 2025 Pension Benefits table for assumptions relating to the SERP. Amounts in the column do not include earnings under our Company’s deferred compensation plan as such earnings are neither above market nor preferential. Our Company’s deferred compensation plan provides a return based on a number of investment crediting options.
(4)
This amount consists of Company contributions of $17,250 to the executive officer's account in our Company’s tax qualified 401(k) savings plan for each of Messrs. Seaton, Wajner and Adams and Ms. Cornehl.
(5)
This amount consists of Company contributions of (a) $17,250 to his account in our Company’s tax qualified 401(k) savings plan, (b) life insurance premiums of $915, and (c) severance payments, as described under “Potential Payments upon Termination or Change-in-Control—Separation Agreement with Mr. DeGiorgio” below of $2,463,333.

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Executive Compensation Tables

Grants of Plan-Based Awards

The following table contains information concerning the annual cash bonus award opportunity and awards of Bonus RSUs, LTI RSUs and LTI PRSUs made by our Company to each of our NEOs during fiscal year 2025.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards(2) ($)
Mark E. Seaton			$360,000	$1,800,000	$4,140,000
	2/24/2025 (3)	2/5/2025				—	15,204	—	$964,238
	2/24/2025 (4)	2/5/2025				—	13,402	—	$849,955
	6/20/2025 (5)	5/20/2025				—	12,763	—	$737,446
	2/24/2025 (6)	2/5/2025				6,701	13,402	26,804	$1,226,149
	6/20/2025 (7)	5/20/2025				6,382	12,763	25,526	$1,023,082

Matthew F. Wajner			$100,000	$500,000	$1,150,000
	2/24/2025 (3)	2/5/2025				—	1,724	—	$109,336
	2/24/2025 (4)	2/5/2025				—	1,892	—	$119,991
	6/20/2025 (5)	5/20/2025				—	3,331	—	$192,465
	2/24/2025 (6)	2/5/2025				946	1,892	3,784	$173,099
	6/20/2025 (7)	5/20/2025				1,666	3,331	6,662	$267,013

Lisa W. Cornehl			$65,000	$325,000	$747,500
	2/24/2025 (3)	2/5/2025				—	5,096	—	$323,188
	2/24/2025 (4)	2/5/2025				—	4,336	—	$274,989
	6/20/2025 (5)	5/20/2025				—	865	—	$49,980
	2/24/2025 (6)	2/5/2025				2,168	4,336	8,672	$396,701
	6/20/2025 (7)	5/20/2025				433	865	1,730	$69,338

Steven A. Adams			$31,850	$159,250	$366,275
	2/24/2025 (3)	2/5/2025				—	1,724	—	$109,336
	2/24/2025 (4)	2/5/2025				—	1,379	—	$87,456
	2/24/2025 (6)	2/5/2025				690	1,379	2,758	$126,165

Kenneth D. DeGiorgio			$370,000	$1,850,000	$4,255,000
	2/24/2025 (3)	2/5/2025				—	38,796	—	$2,460,442
	2/24/2025 (4)	2/5/2025				—	26,805	—	$1,699,973
	2/24/2025 (6)(8)	2/5/2025				13,403	26,805	53,610	$2,452,389

(1)
Amounts represent the threshold, target and maximum amounts payable with respect to amounts awarded under our Company’s AIP for 2025. Under the plan, the Compensation Committee has the discretion to decrease or increase the final payout by up to 30 percentage points. The Compensation Committee also retains the ability to award ultimately a lower amount, including the discretion not to award any amount. The amounts disclosed reflect the potential 30-percentage point increase/reduction based on strategic performance (230% and 20% of the target amount, respectively). See “Compensation Discussion and Analysis—Pay Elements and Practices—Annual Incentive Compensation.” The amounts identified in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table are the actual amounts paid under the plan.
(2)
The amounts shown reflect the grant date fair values of the equity awards granted in 2025 as computed in accordance with accounting guidance for financial reporting purposes, excluding the effect of estimated forfeitures, as described under footnote two to the "Summary Compensation Table" above.
(3)
Grants represent the Bonus RSUs issued in 2025 for 2024 performance. Vesting of Bonus RSUs occurs at a rate of 33 1/3% per year on each anniversary of the grant date, and would not occur unless, as was the case, the net income of our Company for 2025 was at least $25 million, excluding Extraordinary Items.
(4)
Grants represent the LTI RSUs issued in 2025 for 2024 performance. Vesting of LTI RSUs occurs at a rate of 33 1/3% per year on each anniversary of the grant date, and would not occur unless, as was the case, the net income of our Company for 2025 was at least $25 million, excluding Extraordinary Items.
(5)
Grants represent the LTI RSUs issued on June 20, 2025 in connection with Messrs. Seaton and Wajner's promotions and Ms. Cornehl's assumption of additional responsibilities in connection with the leadership transition. Vesting of LTI RSUs occurs at a rate of 33 1/3% per year on each anniversary of the grant date, and would not occur unless, as was the case, the net income of our Company for 2025 was at least $25 million, excluding Extraordinary Items.
(6)
Amounts represent LTI PRSUs which were awarded in 2025 in connection with 2024 performance. The number of LTI PRSUs reported above illustrates the three-year relative TSR performance metric at threshold, target or maximum for the performance cycle beginning January 1, 2025.
(7)
Amounts represent LTI PRSUs which were awarded on June 20, 2025 in connection with Messrs. Seaton and Wajner's promotions and Ms. Cornehl's assumption of additional responsibilities in connection with the leadership transition. The number of LTI PRSUs reported above illustrates the three-year relative TSR performance metric at threshold, target or maximum for the performance cycle beginning January 1, 2025.
(8)
Mr. DeGiorgio forfeited 25,363 LTI PRSUs valued at $2,320,461 with respect to this grant when his employment ended on April 24, 2025.

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Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding equity awards of our Company held by the NEOs as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(3) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(2) ($)
Mark E. Seaton	2/22/2022	5,380		330,547	—		—
	2/16/2023	7,644		469,647	—		—
	2/16/2023	17,460	(4)	1,072,742	—		—
	2/22/2024	15,319		941,199	14,879	(5)	914,166
	2/24/2025	29,607		1,819,054	13,871	(6)	852,234
	6/20/2025	12,981		797,553	12,981	(7)	797,553
Matthew F. Wajner	2/22/2022	506		31,089	—		—
	2/16/2023	1,060		65,126	—		—
	2/16/2023	2,735	(4)	168,038	—		—
	2/22/2024	2,099		128,963	2,044	(5)	125,583
	2/24/2025	3,739		229,724	1,957	(6)	120,238
	6/20/2025	3,387		208,097	3,387	(7)	208,097
Lisa W. Cornehl	2/22/2022	495		30,413	—		—
	2/16/2023	1,675		102,912	—		—
	2/16/2023	4,982	(4)	306,094	—		—
	2/22/2024	4,815		295,834	5,112	(5)	314,081
	2/24/2025	9,760		599,654	4,487	(6)	275,681
	6/20/2025	879		54,006	879	(7)	54,006
Steven A. Adams	2/22/2022	549		33,731	—		—
	2/16/2023	893		54,866	—		—
	2/16/2023	2,050	(4)	125,952	—		—
	2/22/2024	1,758		108,012	1,531	(5)	94,065
	2/24/2025	3,207		197,038	1,425	(6)	87,552
Kenneth D. DeGiorgio	2/22/2022	6,492		398,868	—		—
	2/16/2023	16,764		1,029,980	—		—
	2/16/2023	25,660	(4)	1,576,550	—		—
	2/22/2024	32,562		2,000,609	11,413	(5)	701,215
	2/24/2025	67,902		4,171,899	1,492	(6)	91,668

(1)
LTI RSU awards granted in 2023, 2024 and 2025 in connection with performance in 2022, 2023 and 2024, respectively, vest 33 1/3% each year on the anniversary of the grant date. Bonus RSU awards granted in 2022 vest 25% per year. Bonus RSU awards granted to Ms. Cornehl and Mr. Adams prior to their appointment as NEOs in 2023 vest 33 1/3% each year. These amounts include RSUs that may no longer be subject to a substantial risk of forfeiture (due to retirement vesting provisions), but that remain subject to restrictions and have not yet been distributed.
(2)
The market value was calculated by multiplying the number of unvested units shown in the table by $61.44, which was the closing market price on December 31, 2025, the last trading day of our fiscal year.
(3)
Amounts reflect a target-level performance for the three-year relative TSR metric based on performance as of December 31, 2025.
(4)
Reflects the 2023 LTI PRSUs and dividend equivalent shares accrued during the vesting period, which were earned at 137% of target based on rTSR performance during the 2023-2025 performance period but that did not vest until February 16, 2026.
(5)
Reflects 2024 LTI PRSU Awards granted for the 2024-2026 performance period that will vest on February 22, 2027. As required by SEC rules, the number of shares reported reflects the target payout, which will be made if the Company's rTSR rank meets or exceeds the 50th percentile relative to the Index.

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(6)
Reflects 2025 LTI PRSU Awards granted for the 2025-2027 performance period that will vest on February 24, 2028. As required by SEC rules, the number of shares reported reflects the target payout, which will be made if the Company's rTSR rank meets or exceeds the 50th percentile relative to the Index.
(7)
Reflects the LTI PRSU Awards granted to Messrs. Seaton and Wajner and Ms. Cornehl in 2025 in connection with Messrs. Seaton and Wajner's promotions and Ms. Cornehl's assumption of additional responsibilities in connection with the leadership transition. These LTI PRSUs were granted for the 2025-2027 performance period and will vest on June 20, 2028. As required by SEC rules, the number of shares reported reflects the target payout, which will be made if the Company's rTSR rank meets or exceeds the 50th percentile relative to the Index.

Option Exercises and Stock Vested

The following table sets forth information concerning value realized by each of the NEOs upon vesting of stock during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark E. Seaton	39,737	$2,524,435
Matthew F. Wajner	5,353	$340,071
Lisa W. Cornehl	5,918	$375,743
Steven A. Adams	3,802	$241,449
Kenneth D. DeGiorgio	67,266	$4,273,246

Pension Benefits

The following table shows the actuarial present value of the accumulated retirement benefits payable upon normal retirement age to Mr. DeGiorgio, our one NEO eligible for benefits under the SERP, computed as of December 31, 2025. The amounts are based upon benefits provided to Mr. DeGiorgio under the SERP. Messrs. Seaton, Wajner and Adams, and Ms. Cornehl are not participants in the SERP.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Kenneth D. DeGiorgio	SERP(2)	26.2	$2,417,736	$—

(1)
Credited years of service for benefit calculation purposes is the time between the participant’s commencement of participation in the plan and April 24, 2025. Participants in the SERP must have completed 10 years of credited service in order to be eligible to receive SERP benefits. Years of credited service beyond the minimum 10 year requirement do not result in any additional benefits under the SERP.
(2)
SERP eligibility requires 10 years of service and five years of participation in the plan with the benefit dependent on age at retirement between 55 and 62, rather than credited years of service. The following assumptions were used for calculating present values: interest rate of 5.26%, post-retirement mortality per the Pri-2012 “Retirees” and “Contingent Survivors” tables projected generationally beyond 2012 using MP-2021 Order 2 Graduation Alternative Projection Scale. The “Contingent Survivors” tables will be used for spouses only after death of the primary retiree. Benefit is payable as a 50% joint and survivor annuity and spouse is assumed to be one year younger than the participant.

The SERP, which was closed to new participants on January 1, 2011, provides retirement benefits for, and pre-retirement death benefits with respect to, certain key management personnel. Under the plan, upon retirement at normal retirement date (the latest of age 62, the date on which the participant completes 10 years of service and the date on which the participant was covered, in combination, by the plan for five years) the participant generally receives a joint life and 50% survivor annuity benefit equal to 30% of “final average compensation.” “Final average compensation” is generally equal to the participant’s average one year covered compensation for the five-year period ending on December 31, 2010, irrespective of the participant’s actual retirement date. Final average compensation generally includes base salary and commissions, cash bonuses and stock bonuses that are granted to compensate for past services (such as Bonus RSUs). The maximum annual benefit under the SERP is capped at $500,000 for our Company's chief executive officer and at $350,000 for all other participants.

To be eligible to receive benefits under the plan, a participant must be at least age 55, have been an employee of our Company or one of our subsidiaries for at least 10 years and covered by the plan for at

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least five years. In the event of early retirement, benefits under the SERP are generally reduced by 5.952% for each year prior to age 62 in which retirement actually occurs. The pre-retirement death benefit under the SERP generally consists of 10 annual payments, each of which equals 15% of final average compensation. Subject to applicable legal rules, the Board can, in its discretion, pay the participant or beneficiary in an actuarial equivalent lump sum or other form of benefit. In the event of a “change-in-control” (as defined in the plan) of our Company, benefits under the SERP become 100% vested, and, if within 36 months following the change in control the participant’s employment is terminated by our Company without cause or by the participant for good reason, the participant will be entitled to benefits equal to the benefits provided by the plan (subject to reductions for early retirement) or, if the participant is not yet eligible for early retirement, subject to an actuarial reduction.

Participants who engage in competition with our Company, either during their employment with, or following their departure from, our Company, forfeit their right to receive any vested benefits under the plan, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. Competition is defined to include involvement with a competing business; the misappropriation, sale, use or disclosure of our Company’s trade secrets, confidential or proprietary information; and solicitation of Company employees or customers.

Nonqualified Deferred Compensation

As reflected in the following table, certain of the NEOs have elected to participate in the First American Financial Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”). Messrs. Seaton, Wajner and Adams and Ms. Cornehl did not have any nonqualified deferred compensation.

Name	Executive Deferrals in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Amount of Deferred Compensation at Last FYE(3) ($)
Kenneth D. DeGiorgio	$—	$—	$548,731	$134,051	$5,292,313

(1)
Represents the amount contributed during the year to the Deferred Compensation Plan plus the value of any RSUs vested during the year but subject to deferred distribution. The amount contributed during the year (if any) is included in the Summary Compensation Table; however, the value of any RSUs vested during the year but subject to deferred distribution is not reflected in the Summary Compensation Table.
(2)
Represents earnings or losses on participant-selected investment options in the Deferred Compensation Plan and/or the increase or decrease in the fair market value of deferred RSUs (if any), including dividend equivalents thereon. These amounts are not reflected in the Summary Compensation Table.
(3)
This amount is as of December 31, 2025. $1,505,085 of the amount was previously reported as compensation to the listed executive officer in the Summary Compensation Table for previous years.

The Deferred Compensation Plan offers a select group of management and highly compensated employees the opportunity to elect to defer up to 100% of their base salary, commissions and certain eligible cash bonuses. Effective January 1, 2026, the Company also may elect to make Company contributions to participants’ accounts, subject to the terms and conditions of the plan. A committee appointed by the Board is responsible for administering the plan. The plan is unfunded and unsecured. However, our Company informally funds the plan through variable universal life insurance and absorbs all insurance charges. Our Company maintains a deferral account for each participating employee on a fully vested basis for all deferrals. Participants can choose to have their cash benefits paid in one lump sum or in quarterly payments upon termination of employment or death. Subject to the terms and conditions of the plan, participants also may elect scheduled and nonscheduled in-service withdrawals of compensation deferred prior to January 1, 2005, and the earnings and losses attributable thereto. Withdrawals of compensation deferred after December 31, 2004, and the earnings and losses attributable thereto, must be scheduled by the participant at the time the participant elects to defer such compensation.

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Participants allocate their deferrals among a variety of investment crediting options offered under the plan. The investment crediting rates are based upon the rates of return available under certain retail mutual funds.

For all participants who joined the Deferred Compensation Plan prior to December 31, 2001, the plan provides a pre-retirement death benefit equal to the lesser of 15 times the amount deferred in the participant’s first year of participation or $2 million. The death benefit is reduced beginning at age 61 by 20% per year. Participants who join the plan after December 31, 2001 are not eligible for this death benefit. Our Company maintains term life insurance policies to fund this enhanced pre-retirement death benefit.

Our 2010 and 2020 Incentive Compensation Plans offer a select group of management and highly compensated employees the opportunity to defer the distribution of their RSUs to a future date beyond the scheduled vesting date. Participants may elect to defer the distribution of a particular vesting tranche of an award to a future date while employed with our Company, upon termination of employment or in annual installments over two to 15 years post termination of employment.

With respect to deferrals to a future date while employed, participants must specify the year in which they wish to receive the distribution of the RSUs, provided that such year is later than the year of the scheduled vesting date. The resulting deferred distribution date will be the anniversary of the grant date in the year selected. If the participant terminates employment prior to the scheduled vesting date, the deferral election will not apply and the payment of such RSUs will be handled pursuant to the terms of the RSU Award Agreement. If the participant terminates employment after a scheduled vesting date but prior to the deferred distribution date, the participant will receive the distribution of the deferred RSUs upon termination. If the initial deferral election is made after the grant date, the deferred RSUs will be distributed following the later of the termination date or five years from the scheduled vesting date.

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Executive Compensation Tables

Potential Payments upon Termination or Change-in-Control

The following table describes payments and other benefits that would be provided to the NEOs other than Mr. DeGiorgio under the specified circumstances upon a change-in-control of our Company or their termination on December 31, 2025. The payments provided to Mr. DeGiorgio in connection with his separation from the Company on April 24, 2025 are summarized separately below. For further discussion, see “Change-in-Control and Post-Termination Arrangements” beginning on page 51.

					Change-in-Control
Name	Death / Disability	Termination Without Cause		Retirement(1)	Without Termination(2)	With Termination Without Cause/By Employee For Good Reason(3)
Mark E. Seaton
Severance	$—	$4,233,000	(4)	$—	$—	$9,200,000	(5)
Bonus	$—	$—		$—	$—	$3,600,000	(6)
Accelerated Vesting of RSUs(7)	$7,705,006	$6,055,213	(8)	$—	$7,705,006	$7,705,006
Benefit Continuation	$—	$—		$—	$—	$182,409	(9)
Total	$7,705,006	$10,288,213		$—	$7,705,006	$20,687,415
Matthew F. Wajner
Severance	$—	$1,611,900	(4)	$—	$—	$3,250,000	(5)
Bonus	$—	$—		$—	$—	$1,000,000	(6)
Accelerated Vesting of RSUs(7)	$1,239,613	$928,964	(8)	$—	$1,239,613	$1,239,613
Benefit Continuation	$—	$—		$—	$—	$176,074	(9)
Total	$1,239,613	$2,540,864		$—	$1,239,613	$5,665,687
Lisa W. Cornehl
Severance	$—	$1,504,000	(4)	$—	$—	$2,300,000	(5)
Bonus	$—	$—		$—	$—	$650,000	(6)
Accelerated Vesting of RSUs(7)	$1,950,044	$1,578,523	(8)	$—	$1,950,044	$1,950,044
Benefit Continuation	$—	$—		$—	$—	$64,926	(9)
Total	$1,950,044	$3,082,523		$—	$1,950,044	$4,964,970
Steven A. Adams
Severance	$—	$35,577	(10)	$—	$—	$1,230,000	(5)
Bonus	$—	$—		$—	$—	$245,000	(6)
Accelerated Vesting of RSUs(7)	$667,238	$564,631	(8)	$—	$667,238	$667,238
Benefit Continuation	$—	$—		$—	$—	$131,169	(9)
Total	$667,238	$600,208		$—	$667,238	$2,273,407
(1)
In the event of early retirement (age 55 with 10 years of service) or normal retirement (age 60), unvested Bonus RSUs and LTI RSUs vest and are released one year after termination if certain conditions are met. In the event of normal retirement (age 60), the service requirement for LTI PRSUs will be deemed to have been met and will remain eligible to vest subject to achievement of the applicable performance goals. None of the executive officers were eligible for early retirement or normal retirement as of December 31, 2025.
(2)
Only a change-in-control that is not approved by our Board can trigger the benefits reflected in this column. For the purpose of this table, we've shown the impact of a change-in-control that is not approved by our Board.
(3)
The benefits shown in this column require a qualifying termination that occurs within six months prior to or within 36 months following the change-in-control.
(4)
Represents two times the sum of (a) the executive officer’s base salary in effect immediately prior to the date of termination and (b) the median of the executive officer’s last three annual incentive bonuses paid to the executive officer.
(5)
Represents two times the sum of (a) the executive officer’s base salary in effect immediately prior to the date of termination and (b) the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(6)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(7)
As noted above, unvested RSUs and LTI PRSUs only automatically accelerate in the event of a change-in-control of our Company that is not approved by our Board. In addition, unvested RSUs and LTI PRSUs accelerate in the event of death or disability, per our 2010 and 2020 Incentive Compensation Plans and related agreements. In the event of acceleration due to death or disability, the LTI PRSUs will generally be earned at the target level, and the amounts shown above for the LTI PRSUs reflect such target level; however, if any such event follows the end of the applicable performance period, the LTI PRSUs remain subject to achievement of the applicable performance goals.
(8)
In the event of involuntary termination without cause, (i) a pro-rata portion of LTI PRSUs will remain eligible to vest subject to achievement of the applicable performance goals and (ii) unvested RSUs and LTI RSUs vest and are released one year after termination if certain conditions are met.
(9)
Represents cash payments to the executive officer for the estimated value of employee benefits on an after-tax basis for 24 months post termination.
(10)
Pursuant to our Company's severance plan generally available to employees without employment or severance agreements, Mr. Adams could be eligible for 5 weeks of severance pay when laid off or terminated without cause in a situation not involving a change in control, subject to the terms of the plan.

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Executive Compensation Tables

In connection with Mr. DeGiorgio’s separation on April 24, 2025, we entered into a separation agreement that provided for the following separation payments and benefits in exchange for a release of claims and continued compliance with restrictive covenants: (i) aggregate severance payments equal to $7,390,000, representing two times the sum of his base salary and the median of his last three annual incentive bonus amounts, of which $3,695,000 is payable in installments over the 12-month period following his termination and $3,695,000 is payable on April 24, 2026, (ii) vesting of his Bonus RSUs and LTI RSUs continues through April 24, 2026, which included 120,540 RSUs having an aggregate value as of his separation date of $7,545,804, (iii) service requirement deemed satisfied for 30,825 LTI PRSUs (representing a pro-rata portion of each outstanding award), which will remain eligible to vest, subject to achievement of applicable performance goals following the completion of the applicable performance period, and (iv) because Mr. DeGiorgio would have reached his “early retirement date” for purposes of the SERP prior to the expiration of the term of his employment agreement on December 31, 2027, 100% vesting of his early retirement benefits under the SERP on the date he otherwise would have reached his “early retirement date” under the SERP.

Pay Ratio

For purposes of identifying our Company’s median employee from a total annual compensation perspective, our Company applied the following methodology: our Company utilized a measurement date of December 31, 2025; annual total compensation included base salary, overtime, annual bonus, other incentive pay, Company match on retirement programs or profit sharing contributions, the grant date fair value of RSUs and other perquisites; our Company did not apply a cost-of-living adjustment to compensation for employees located outside of the United States.

As of December 31, 2025, our Company had 18,716 employees (United States and non-United States). The median employee’s annual total compensation was $82,266. The resulting Mark E. Seaton to median employee pay ratio was 101 to 1 given Mark E. Seaton's total compensation of $8,281,947.

64 | 2026 Proxy Statement First American Financial Corporation

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company. For further information concerning our Company’s pay for performance philosophy and how our Company aligns executive compensation with our Company’s performance, refer to the section entitled “Compensation Discussion and Analysis.”

									Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO (a)(1)	Summary Compensation Table Total for CEO (b)(1)	Summary Compensation Table Total for CEO (c)(1)	Compensation Actually Paid to CEO (a)(2)	Compensation Actually Paid to CEO (b)(2)	Compensation Actually Paid to CEO (c)(2)	Average Summary Compensation Table Total for Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (2)	Total Stockholder Return (3)	Peer Group Total Stockholder Return (4)	Net Income (Millions)	Return On Equity (5)

2025	$8,281,947	$9,615,256	$—	$8,209,826	$5,353,354	$—	$1,715,808	$1,691,021	$142	$211	$622	10.6%
2024	$—	$7,784,940	$—	$—	$7,775,723	$—	$1,748,766	$1,725,474	$139	$185	$131	8.2%
2023	$—	$7,069,357	$—	$—	$8,959,803	$—	$1,508,303	$1,806,958	$138	$146	$217	6.6%
2022	$—	$6,026,599	$9,003,278	$—	$2,859,390	$1,888,355	$2,095,784	$643,489	$108	$133	$263	11.9%
2021	$—	$—	$10,791,103	$—	$—	$17,739,031	$3,812,103	$6,217,027	$156	$130	$1,241	16.9%

(1)
Mark E. Seaton has served as Chief Executive Officer of our Company since April 10, 2025 ("CEO (a)"). Kenneth D. DeGiorgio served as Chief Executive Officer of our Company from February 4, 2022 through April 10, 2025 ("CEO (b)"). Dennis J. Gilmore served as Chief Executive Officer of our Company during 2021 and through February 4, 2022, on which date he became Chairman of our Board ("CEO (c)").

The other NEOs, for each year reported are as follows:

•
2025: Matthew F. Wajner, Lisa W. Cornehl and Steven A. Adams
•
2024: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner and Steven A. Adams
•
2023: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner and Steven A. Adams
•
2022: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner, Steven A. Adams and Christopher M. Leavell
•
2021: Kenneth D. DeGiorgio, Mark E. Seaton, Matthew F. Wajner and Christopher M. Leavell
(2)
SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “Compensation Actually Paid” as reported in the “Pay Versus Performance Table” above. For purposes of the pension valuation adjustments shown below, there was no prior service cost. In addition, for purposes of the equity award adjustments shown below, no equity awards were granted and vested in 2025 and no dividends or other earnings were paid on equity awards that were not reflected in the fair value of the equity awards. The valuation assumptions used to calculate fair values of equity awards did not materially differ from those disclosed at the time of grant. The following table details the applicable adjustments that were made to determine “Compensation Actually Paid” for 2025 (all amounts are averages for the named executive officers other than CEO(a) and CEO(b)):

			Pension Adjustments		Equity Award Adjustments
		Summary Compensation Table Total	Deduct, Pension Benefits Reported in Summary Compensation Table	Add, Pension Service Cost	Deduct, Value of Stock Awards Reported in Summary Compensation Table	Add, Year-End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Add (Deduct), Change in Value from Last Day of Prior Year to Vesting Date of Equity Awards Granted in Prior Years which Vested in the Year	Add (Deduct), Year-over-Year Change in Value of Unvested Equity Awards Granted in Prior Years	Deduct, Prior Year End Value of Equity Awards Forfeited in the Year	Compensation Actually Paid

2025	CEO(a)	$8,281,947	$—	$—	$(4,800,870)	$4,643,546	$43,256	$41,947	$—	$8,209,826
2025	CEO(b)	$9,615,256	$(167,146)	$79,700	$(6,612,804)	$4,146,361	$73,157	$42,703	$(1,823,873)	$5,353,354
2025	Other NEOs	$1,715,808	$—	$—	$(766,352)	$732,752	$5,368	$3,445	$—	$1,691,021

(3)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.
(4)
Represents the peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Comparator Companies as described in the section entitled "Compensation Discussion and Analysis."
(5)
Our company selected measure is Return on Equity, which is defined as net income attributable to our Company divided by average invested stockholders’ equity (total equity excluding accumulated other comprehensive income/loss and noncontrolling interests), excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase related amortization of intangible assets; and, in the discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.

Financial Performance Measures

As described in greater detail in the section entitled “Compensation Discussion and Analysis,” our Company’s executive compensation program reflects a variable pay-for-performance philosophy. When determining the compensation paid to our NEOs, the Committee considers the quantitative measures used in the AIP and gives consideration to other performance factors related to financial and operating

First American Financial Corporation 2026 Proxy Statement | 65

Pay Versus Performance

performance, governance and risk management as well as strategic initiatives. The metrics that our Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by our Company to link executive compensation actually paid to our Company’s NEOs, for the most recently completed fiscal year, to our Company’s performance are as follows:

•
Return on Equity
•
Pretax Margin
•
Earnings Per Share

Each of “Return on Equity” and “Pretax Margin” are described in the section entitled “Compensation Discussion and Analysis.”

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section entitled “Compensation Discussion and Analysis,” our Company’s executive compensation program reflects a variable pay-for-performance philosophy. While our Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, our Company generally seeks to incentivize long-term performance, and therefore does not specifically align our Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, our Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

66 | 2026 Proxy Statement First American Financial Corporation

Pay Versus Performance

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Pay Versus TSR 2021-2025
$250
$200
$150
$100
$50
$-
Indexed Total Shareholder Return
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (CAP) ($Mil.)
2021
2022
2023
2024
2025
CAP to CEO (a)
CAP to CEO (b)
CAP to CEO (c)
Avg. CAP to NEOs
Peer Group TSR
FAF TSR

CEO (a) represents Mark E. Seaton, CEO (b) represents Kenneth D. DeGiorgio and CEO (c) represents Dennis J. Gilmore

FAF represents First American Financial Corporation

First American Financial Corporation 2026 Proxy Statement | 67

Pay Versus Performance

Compensation Actually Paid and Net Income

Pay Versus Net Income 2021-2025
FAF Net Income ($Mil.)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Compensation Actually Paid (CAP) ($Mil.)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
2024
2025
CAP to CEO (a)
CAP to CEO (b)
CAP to CEO (c)
Avg. CAP to NEOs
FAF Net Income

CEO (a) represents Mark E. Seaton, CEO (b) represents Kenneth D. DeGiorgio and CEO (c) represents Dennis J. Gilmore

FAF represents First American Financial Corporation

68 | 2026 Proxy Statement First American Financial Corporation

Pay Versus Performance

Compensation Actually Paid and Return on Equity

Pay Versus Return on Equity 2021-2025
Return on Equity
Compensation Actually Paid (CAP) ($Mil.)
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
2024
2025
CAP to CEO (a)
CAP to CEO (b)
CAP to CEO (c)
Avg. CAP to NEOs
FAF Return on Equity

CEO (a) represents Mark E. Seaton, CEO (b) represents Kenneth D. DeGiorgio and CEO (c) represents Dennis J. Gilmore

First American Financial Corporation 2026 Proxy Statement | 69

Director Compensation

The following table sets forth the cash and other compensation earned by directors of our Company, other than executive officers, during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		All Other Compensation ($)		Total ($)
Jeffrey J. Dailey(2)	$17,479	$25,574		$—		$43,053
James L. Doti	$150,000	$159,945		$—		$309,945
Dennis J. Gilmore	$285,000	$1,950,406	(3)	$20,000	(4)	$2,255,406
Reginald H. Gilyard	$120,000	$159,945		$—		$279,945
Parker S. Kennedy	$145,000	$159,945		$20,000	(5)	$324,945
Margaret M. McCarthy	$130,000	$159,945		$—		$289,945
Michael D. McKee	$135,000	$159,945		$—		$294,945
Mark C. Oman	$135,000	$159,945		$—		$294,945
Marsha A. Spence	$110,000	$159,945		$—		$269,945
Deborah L. Wahl	$110,000	$159,945		$—		$269,945
Martha B. Wyrsch	$135,000	$159,945		$—		$294,945

(1)
The amounts shown are the grant date fair value of stock awards granted in the year as computed in accordance with accounting guidance for financial reporting purposes using the fair market value (as defined in our 2020 Incentive Compensation Plan) of our common stock on the grant date. For information on the valuation of the awards, refer to Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. See below for information regarding the outstanding RSUs and PRSUs held by each non-employee director as of December 31, 2025.
(2)
Mr. Dailey was appointed to the Board effective November 4, 2025 and his retainer and stock award were prorated accordingly. Mr. Dailey's stock award includes $25,574 of deferred director RSUs awarded for Board service pursuant to our Company's deferred compensation plan.
(3)
Includes $1,790,461 in grant date fair value of an LTI Award granted to Mr. Gilmore in connection with his appointment as Executive Chairman. This award was granted in equal 50% allocations of LTI PRSUs and LTI RSUs, as described on Page 70.
(4)
Reflects $20,000 for service on the board of directors of First American Trust, FSB, a subsidiary of our Company. In addition, our Company maintains an office for Mr. Gilmore and provides him with mobile devices and administrative support.
(5)
Reflects $20,000 for service on the board of directors of First American Trust, FSB, a subsidiary of our Company. In addition, our Company maintains an office for Mr. Kennedy and provides him with mobile devices, a computer, other office equipment and administrative support.

Compensation of non-employee directors consists of several components. The 2025 annual cash retainer was $110,000. The chairman of the Board received an additional annual cash retainer of $175,000. The lead independent director of our Company received an additional annual retainer of $25,000. The chairs of the Audit Committee, the Compensation Committee and the Governance Committee received an additional annual retainer equal to $25,000, $15,000 and $10,000, respectively. Members of the Audit Committee, the Compensation Committee, and the Governance Committee received an additional annual retainer equal to $15,000, $10,000 and $10,000, respectively. Retainers, including equity compensation, are prorated for partial-year service. On February 24, 2025, our Company granted to each non-employee director who was serving at such time RSUs with a grant date fair value of $160,000, other than Mr. Dailey who was granted $25,574 on December 22, 2025 upon his appointment to the Board. Director RSUs vest over one year, subject to continued service on the Board. All outstanding awards vest upon retirement irrespective of length of service prior to such retirement. Directors may also receive additional compensation for serving on the board of directors of certain Company subsidiaries (payments are described in footnotes four and five to the table above).

On April 10, 2025, Dennis J. Gilmore was appointed as Executive Chairman from his current role as Chairman of the Board to provide complementary support and counsel in advancing the Company’s strategic agenda. In connection with his appointment as Executive Chairman, Mr. Gilmore received an additional equity grant on June 20, 2025 consisting of (i) 12,980 RSUs, which vest with respect to one-third of the RSUs on each of the first three anniversaries of the grant date and are otherwise subject to the same terms and conditions as the annual equity grants made to non-employee directors, and (ii) 12,980 target PRSUs, which are subject to the performance conditions applicable to the LTI PRSUs granted to our executive officers in 2025 that are eligible to vest based on our rTSR performance over the three-year performance period ending December 31, 2027, as described on page 47.

70 | 2026 Proxy Statement First American Financial Corporation

Director Compensation

The aggregate number of unvested RSUs held by each non-employee director who served during the year is as set forth in the table below as of December 31, 2025.

Name	Restricted Stock Units (#)
Jeffrey J. Dailey	406
James L. Doti	2,609
Dennis J. Gilmore	29,011	(1)
Reginald H. Gilyard	2,609
Parker S. Kennedy	2,609
Margaret M. McCarthy	2,609
Michael D. McKee	2,609
Mark C. Oman	2,609
Marsha A. Spence	2,609
Deborah L. Wahl	2,609
Martha B. Wyrsch	2,609

(1)
Includes 13,201 target LTI PRSUs and 13,201 LTI RSUs granted to Mr. Gilmore in connection his appointment as Executive Chairman in 2025, as described above, including dividend equivalent shares accrued during the vesting period.

The Board has established stock ownership guidelines for non-employee directors whereby such directors are expected to own at least five times their annual cash retainer in Company common stock. RSUs (other than PRSUs) issued to directors are included for purposes of meeting the guidelines. Directors have five years following commencement of service to satisfy the guidelines.

First American Financial Corporation 2026 Proxy Statement | 71

Required Information

Code of Ethics

Our Board has adopted a code of ethics that applies to our Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is posted in the corporate governance section of our Company’s website at www.firstam.com. To the extent our Company amends certain provisions of this code of ethics or grants waivers of this code of ethics to our executive officers or directors, it will disclose within four business days such waivers or amendments on the above website. The Board also has adopted a broader code of ethics and conduct, applying to all employees, officers and directors, which also has been posted to the website at the address stated above. Each of these codes is available in print to any stockholder who requests it. Such request should be sent to the secretary at 1 First American Way, Santa Ana, California 92707.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines, which have been posted in the corporate governance section of the website at www.firstam.com and are available in print to any stockholder who requests them. Such request should be sent to the secretary at 1 First American Way, Santa Ana, California 92707. In addition to stating the standards that the Board applies in determining whether or not its members are independent, these guidelines state the qualifications and responsibilities of our directors and describe fundamental aspects of our Board and certain of its committees.

Compensation Committee Interlocks and Insider Participation

During 2025, our Compensation Committee consisted of Messrs. Kennedy, McKee and Oman. Each member is not currently and has not formerly been an employee or officer of our Company, other than Mr. Kennedy, who was employed by our Company as our executive chairman until he resigned from that position in February 2012, and there were and are no compensation committee interlocks involving any of the members of the Compensation Committee. See also the section entitled “Transactions and Litigation with Management and Others” on page 22 regarding Mr. Kennedy’s son’s employment by a subsidiary of our Company.

Report of the Audit Committee

The Audit Committee of the Board of Directors reviews the Company’s accounting policies and financial reporting and disclosure practices, system of internal controls, audit process and the process for monitoring compliance with laws, regulations and corporate policies. The Board adopted a revised written charter for the Audit Committee on January 22, 2025. The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed them with management.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers its independence.

72 | 2026 Proxy Statement First American Financial Corporation

II. Required Information

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and be filed with the U.S. Securities and Exchange Commission.

Audit Committee

James L. Doti, Chairman
Jeffrey J. Dailey
Mark C. Oman

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth details regarding equity securities of our Company that were authorized for issuance under the equity compensation plans of our Company as of December 31, 2025.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
	(in thousands, except weighted-average exercise price)
Equity compensation plans approved by security holders	2,117	(1)	—	10,368	(2)
Equity compensation not approved by security holders	—		—	—
	2,117		—	10,368

(1)
Consists of unvested or undistributed restricted stock units under the First American Financial Corporation 2010 and 2020 Incentive Compensation Plans. See Note 18 to our Company’s consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025 for additional information.
(2)
Consists of 2.913 million shares remaining under the First American Financial Corporation 2020 Incentive Compensation Plan and 7.455 million shares remaining under our Company’s 2010 Employee Stock Purchase Plan.

Relationship with Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) was selected by our Audit Committee as the independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2025 and the year ending December 31, 2026. This firm has served as our independent accountants since 2009.

A representative of PwC is expected to participate in the meeting. The representative will have the opportunity to make any desired statement and to answer any appropriate questions by the stockholders.

Principal Accountant Fees and Services

The aggregate fees for 2025 and 2024 in the four categories of service set forth in the table below are as follows:

Aggregate fees billed (1)	2025	2024
Audit Fees	$6,859,258	$6,632,925
Audit-Related Fees(2)	$1,783,925	$1,421,527
Tax Fees(3)	$371,581	$444,673
All Other Fees(4)	$31,000	$24,226

(1)
All amounts include fees, out-of-pocket expenses, local sales and other taxes where applicable, and other disbursements.

First American Financial Corporation 2026 Proxy Statement | 73

II. Required Information

(2)
These fees were incurred primarily for procedures performed for internal controls reports, registration statements, consultations concerning compliance with certain government regulations and financial accounting and reporting standards.
(3)
These fees were incurred primarily for tax advice, compliance and planning.
(4)
These fees were incurred primarily for services related to software licensing and advisory services.

Policy on Audit Committee Pre-approval of Audit and Permissible Nonaudit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all engagements of our Company’s independent principal registered public accounting firm for audit and nonaudit services. All of these engagements must be pre-approved by the Audit Committee or a designated member of that committee on an individual basis. The Audit Committee or its designee has pre-approved all engagements included in the table above.

Stockholder Proposals, Director Nominations and Proxy Access

Stockholder proposals to be included in the proxy statement (Rule 14a-8 proposals). In order for a proposal by you or your fellow stockholders to be included in the proxy statement and form of proxy solicited by our Board for our next annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received at 1 First American Way, Santa Ana, California 92707 no later than November 30, 2026, and must comply with all requirements of Rule 14a-8 of the Exchange Act.

Stockholder proposals and director nominees to be presented at the meeting. If you wish to submit a proposal for consideration at next year’s annual meeting or make a nomination without including the same in the proxy statement and form of proxy solicited by our Board, your notice of your intention to do so must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19) and be delivered to our secretary at 1 First American Way, Santa Ana, California 92707 no earlier than 6:00 PM, Pacific Time, on January 12, 2027, and no later than 6:00 PM, Pacific time, on February 11, 2027. If, however, the 2027 Annual Meeting is more than 30 days before or more than 70 days after the anniversary of this year’s Annual Meeting, such notice must be delivered to the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such annual meeting was first made by the Company. If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any business presented by a stockholder at our next annual meeting of stockholders.

Proxy Access. A stockholder, or group of up to 20 stockholders, owning at least 3% of our Company’s issued and outstanding stock entitled to vote generally in the election of directors continuously for at least three years, may nominate and include in our proxy materials for our next annual meeting of stockholders, director nominees constituting up to 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in our Bylaws, including delivering a complete submission in writing to our secretary at 1 First American Way, Santa Ana, California 92707 by no earlier than 6:00 PM, Pacific time, on October 31, 2026, and no later than 6:00 PM, Pacific time, on November 30, 2026. If, however, the 2027 Annual Meeting is more than 30 days before or after the anniversary of this year’s Annual Meeting, such notice must be delivered to the Corporate Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such annual meeting was first made by the Company.

Proposals, nominations and notices must be submitted in accordance with the other applicable provisions of our Bylaws (which includes information required under Rule 14a-19), including the notice provisions, and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, which we recommend that you read in order to comply with the applicable requirements.

Appraisal Rights

You are not entitled to appraisal rights in connection with the approval of the proposals to be voted upon at the meeting.

74 | 2026 Proxy Statement First American Financial Corporation

III. Corporate Responsibility and Sustainability

First American's sustainability practices are guided by our core values of integrity, commitment, service, leadership and teamwork. These values describe the manner in which we conduct our business and engage with the communities where we live and work. Our corporate purpose is to deliver certainty and trust to power seamless real estate transactions.

Those interested in learning more about our efforts can read our 2024 Sustainability Report at www.firstam.com/sustainability and visit the Sustainability, FirstAmCares and Supplier Information sections of our website.[1] The Sustainability Report and the content on these website sections are expressly not incorporated by reference into this proxy statement, and do not constitute a part of this proxy statement.

First American

2024 Sustainability Report

First American

AT

“Sustainability is rooted in how we operate every day — with integrity, accountability and a focus on long-term value. By strengthening our reporting, investing in our people and continuing to improve our performance, we are building a company and culture that earns trust and delivers certainty for our customers, investors and the communities in which we operate.”

- Mark Seaton, CEO

•
Accountability and transparency: We continue to enhance the quality and rigor of our reporting, including its alignment with SASB standards and the strengthening of our greenhouse gas data capabilities, to help meet evolving regulatory requirements and stakeholder expectations.
•
People-powered performance: Our consistent recognition as a premier workplace reflects our investment in recruiting, development and retention, helping our teams remain resilient, innovative and prepared to serve customers in any market environment.

From Fortune. © 2025 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies are registered trademarks of Fortune Media IP Limited. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, First American Financial Corporation.

[1] Any standards of measurement and performance made in reference to our sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are expressly not incorporated by reference into this proxy statement. Our sustainability goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

[2] The GHG emissions inventory is based on available energy use and other information collected for 791 leased and 26 owned facilities in the U.S., including our headquarters campus in Santa Ana, California, and is not a consolidated or complete inventory. Scope 2 emissions as shown are calculated using the market-based methodology.

First American Financial Corporation 2026 Proxy Statement | 75

IV. Questions and Answers

Why have I been sent these proxy materials?

Our Board has sent you this proxy statement and the accompanying proxy card to ask for your vote, as a stockholder of our Company, on certain matters that will be voted on at the annual meeting.

What matters will be voted on at the meeting?

The matters scheduled to be voted on at the meeting are:

•
the election of three director nominees to serve on the Board as Class I directors until the next annual meeting at which Class I directors are elected or as soon as their successors are duly elected and qualified;
•
an advisory vote to approve executive compensation, which we refer to as a “Say on Pay” vote;
•
a vote to approve amendments to eliminate the supermajority voting requirements in the Certificate of Incorporation;
•
a vote to approve amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections;
•
the ratification of our Company’s selection of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the 2026 fiscal year; and
•
any other business properly raised at the meeting or any postponement or adjournment thereof.

At the time this proxy statement was mailed, our Board was not aware of any other matters to be voted on at the annual meeting.

Does our Board have any recommendations with respect to the listed proposals?

Our Board recommends you vote “FOR”: (1) each of its nominees for Class I director; (2) the Say on Pay proposal; (3) the approval of amendments to eliminate the supermajority voting requirements in the Certificate of Incorporation; (4) the approval of amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections; and (5) the ratification of PwC as our Company’s independent registered public accounting firm for the 2026 fiscal year.

When and where will the annual meeting take place?

This year’s annual meeting of stockholders will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF on May 12, 2026 at 1:00 PM Pacific Time. Our Company has taken steps to provide stockholders with the same rights and opportunities to participate in the virtual meeting as in an in-person meeting.

Who may attend the annual meeting?

All stockholders of our Company as of the record date, March 16, 2026, are entitled to participate in the annual meeting, including to submit questions or comments electronically during the meeting.

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IV. Questions and Answers

Who is a stockholder of record?

A stockholder of record is a person or entity whose name appears as an owner of one or more shares of our common stock on the records of our transfer agent as of its close of business on the record date.

How do I participate in the annual meeting?

Stockholders may participate in and submit questions at the annual meeting online using a unique link to be provided by email after registering at register.proxypush.com/FAF using the control number provided on their proxy card or voting instruction form. Stockholders will need the latest versions of Chrome, Safari, or Edge to register. Stockholders who pre-register for the meeting on or before May 12, 2026, should receive an email confirming registration. All stockholders who register for the meeting will be sent an email with a link to the meeting approximately one hour before the meeting begins, or, after that, upon registration. Using this link, stockholders will be able to check in to the meeting and wait for the meeting portal to be opened. Stockholders are encouraged to allow ample time for the check-in procedures. The meeting portal will be opened approximately 15 minutes before the annual meeting begins. Stockholders that experience any difficulties registering for the annual meeting may call 1-800-468-9716 to receive support.

Stockholders may submit written questions and comments to our Company once the meeting portal opens and during the annual meeting through the unique link to be provided by email after registering for the meeting at register.proxypush.com/FAF. We intend to answer as many questions as possible during the time allotted. More information on the question and answer process, including the types and number of questions permitted, the length of questions, and how questions will be recognized, answered, and disclosed, will be available in the meeting Rules and Procedures, which will be posted on the meeting website when the meeting portal opens and during the meeting.

Help and technical support is available to assist stockholders with any technical difficulties they may have accessing the virtual annual meeting. If a stockholder encounters any difficulties accessing the virtual annual meeting platform, including any difficulties voting or submitting questions, the stockholder may refer to frequently asked questions that will be linked to in the email that the stockholder receives with the stockholder’s unique link to the meeting. A stockholder may also call the technical support phone number provided on the frequently asked questions webpage.

How many shares are entitled to vote at the meeting?

As of the record date, 102,303,410 shares of our common stock, par value $0.00001 per share, were issued, outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share of common stock is entitled to one vote on each proposal.

How many votes are needed to elect each director?

Each nominee for election to serve as a Class I director who receives a majority of the votes cast at the annual meeting will be elected as a Class I director. However, our Bylaws provide that in uncontested elections, such as the election of Class I directors at this year’s annual meeting, any nominee who does not receive a majority of votes cast “for” his or her election (meaning more votes “for” than “against”) would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, our Board would then be required to decide whether to accept the resignation after considering the recommendation of the Nominating and Corporate Governance Committee. If the Board accepts the resignation offer, it will thereafter determine whether to fill the resulting vacancy or reduce the size of the Board. Because the election of directors is determined by a majority of the votes cast, abstentions and broker non-votes, if any, have no effect on the

First American Financial Corporation 2026 Proxy Statement | 77

IV. Questions and Answers

outcome of director elections or on whether a director is required to tender his or her resignation after failing to receive a majority of the votes cast in an uncontested election, such as the election of Class I directors at this year’s annual meeting.

Who are the director nominees?

The nominees for Class I directors are:

Mark E. Seaton

Marsha A. Spence

Deborah L. Wahl

See biographical information regarding the nominees beginning on page 2.

How many votes are needed to approve, on an advisory basis, our Company’s executive compensation?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is needed to approve, on an advisory basis, our Company’s executive compensation presented herein. Abstentions will have the same effect as a vote "AGAINST" the proposal. Broker non-votes will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

Is the Board of Directors bound by the Say on Pay vote?

No. The Say on Pay vote is advisory and non-binding.

How many votes are needed to ratify PwC as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is needed to ratify PwC as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will have the same effect as a vote "AGAINST" this proposal. Broker non-votes, if any, will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

What happens if our Company’s choice of PwC as its independent registered public accounting firm is not ratified by the stockholders?

If the stockholders do not ratify PwC as our Company’s independent registered public accounting firm for the 2026 fiscal year, the Audit Committee will reconsider its choice of PwC as our Company’s independent registered public accounting firm and may retain a different independent registered public accounting firm; however, the Audit Committee may nonetheless determine that it is in our Company’s, and our stockholders’, best interests to retain PwC as our Company’s independent registered public accounting firm. Additionally, even if stockholders ratify the Audit Committee’s selection of PwC as our Company’s independent registered public accounting firm, the Audit Committee may at any time determine that it is in our Company’s, and our stockholders’, best interests to retain a different firm.

How many votes are needed to approve the amendments to eliminate the Supermajority Voting Requirements in the Certificate of Incorporation?

The affirmative vote of the holders of at least 66 ⅔% of the Company’s issued and outstanding shares of common stock entitled to vote on the proposal is required for the approval of the amendments to the Certificate of Incorporation to eliminate the Supermajority Voting Requirements. Abstentions will have the

78 | 2026 Proxy Statement First American Financial Corporation

IV. Questions and Answers

same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will also have the same effect as a vote "AGAINST" this proposal.

How many votes are needed to approve amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections?

The affirmative vote of the holders of at least 66 ⅔% of the Company’s issued and outstanding shares of common stock entitled to vote on the proposal is required for the approval of the amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will also have the same effect as a vote "AGAINST" this proposal.

How do I vote?

You can vote on matters that properly come before the meeting in one of four ways:

You may vote by mail before the meeting.

You do this by signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope within the required time. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone before the meeting.

You do this by following the instructions accompanying the proxy card. If you submit your proxy by telephone, your shares will be voted as you instruct. You do not have to separately mail in your proxy card. Some stockholders may not be able to submit their proxy by telephone.

You may vote on the Internet before the meeting.

You do this by following the instructions accompanying the proxy card. If you submit your proxy on the Internet, your shares will be voted as you instruct. You do not have to separately mail in your proxy card. Some stockholders may not be able to submit their proxy on the Internet.

You may participate in the virtual meeting and vote online.

In order to attend and vote at the virtual annual meeting, you must register at register.proxypush.com/FAF. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the annual meeting and to vote and submit questions during the meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

What happens if I sign and return my proxy card, but don’t mark my votes?

If you are a stockholder of record, Mark E. Seaton, chief executive officer, or Lisa W. Cornehl, senior vice president, chief legal officer and secretary will vote your shares as proxies in accordance with the recommendations of the Board reflected herein or in their discretion on any other matters that may properly come before the annual meeting or any adjournments or postponements thereof.

First American Financial Corporation 2026 Proxy Statement | 79

IV. Questions and Answers

Can I revoke my proxy?

You have the power to change or revoke your proxy at any time before the polls close at the meeting. You may do this by:

•
signing and returning another proxy card with a later date;
•
if you are a stockholder of record, submitting written notice of your revocation to our secretary at 1 First American Way, Santa Ana, California 92707;
•
submitting your proxy by telephone or on the Internet (only your latest proxy is counted) by 8:59 PM, Pacific time, on May 11, 2026; or
•
participating in the virtual meeting and voting online during the meeting. Participation in the virtual meeting will not by itself constitute revocation of a proxy.

What happens if my shares are held under the name of a brokerage firm?

If your shares are held in street name, and you do not provide your brokerage firm with specific voting instructions, your brokerage firm is not permitted to vote on certain matters and may determine not to vote your shares at all. Therefore, unless you provide specific voting instructions, your shares may not be voted at the meeting.

We encourage you to provide instructions to your brokerage firm by submitting your proxy. This ensures that your shares will be voted at the meeting. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

Who will count the votes?

An employee of our Company’s transfer agent will serve as the inspector of elections and count the votes.

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What is “householding” and do we do it?

Although we do not “household” for our registered stockholders, some brokers, banks or similar entities holding our common stock for their customers may deliver only one copy of our proxy materials to a household with multiple stockholders sharing the same address, unless contrary instructions have been received from the affected stockholders. This procedure, referred to as “householding,” reduces the volume of duplicate materials stockholders receive and reduces mailing expenses. Stockholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials and wish to receive separate copies of these materials in the future. Alternatively, if you wish to receive a separate set of proxy materials for this year’s annual meeting, we will deliver them promptly upon request to our secretary at 1 First American Way, Santa Ana, California 92707 or at (714) 250-3000.

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IV. Questions and Answers

What constitutes a “quorum?”

A “quorum” refers to the number of shares that must be represented at a meeting in order to lawfully conduct business. A majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Without a quorum, no business may be transacted at the annual meeting. However, whether or not a quorum exists, a majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting, either in person or by proxy, may adjourn the annual meeting to another date, time and place. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business.

What is a “broker non-vote” and how is it treated?

A “broker non-vote” occurs with respect to a proposal if the proposal is considered non-routine under NYSE Rule 452 and the broker has not received voting instructions from a beneficial owner and, therefore, does not have the discretionary authority to vote shares held by the beneficial owner with respect to such proposal. Broker non-votes are treated as present for purposes of establishing the presence or absence of a quorum.

What are "abstentions" and how are they treated?

Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter. Abstentions are treated as present and entitled to vote but not as votes “cast” under Delaware law. Because the election of directors is determined by a majority of the votes cast, abstentions have no effect on the outcome of director elections or on whether a director is required to tender his or her resignation after failing to receive a majority of the votes cast in an uncontested election. However, since the proposal to ratify the selection of our Company’s independent registered public accounting firm and the Say on Pay proposal require the affirmative vote of a majority of the shares present and entitled to vote thereon, abstentions will have the same effect as a vote “AGAINST” those proposals. Additionally, with respect to the proposal to approve amendments to eliminate the supermajority voting requirements in the Certificate of Incorporation and the proposal to approve amendments to the Certificate of Incorporation to declassify the Board and phase-in annual director elections, abstentions will have the same effect as an "AGAINST" vote.

What percentage of stock do the directors and executive officers as of the date of this proxy statement own?

Together, they owned approximately 3.5% of our common stock as of the record date. See “Security Ownership of Management” beginning on page 16 for more details.

Who is paying the cost of preparing, assembling and mailing the notice of the annual meeting of stockholders, proxy statement and form of proxy, and the solicitation of the proxies?

Our Company. We will also pay brokers and other nominees for the reasonable expenses of forwarding solicitation materials to their customers who own our common stock.

Who may solicit proxies?

In addition to this proxy statement, our directors, officers and other regular administrative employees may solicit proxies. None of them will receive any additional compensation for such solicitation. MacKenzie Partners, Inc., 7 Penn Plaza, Suite 503, New York, NY 10001, has been engaged by our Company to solicit proxies at an estimated cost of $18,000 plus reimbursement of reasonable expenses.

First American Financial Corporation 2026 Proxy Statement | 81

IV. Questions and Answers

How will solicitors contact me?

People soliciting proxies may contact you in person, by mail, by telephone, by e-mail or by facsimile.

Who are the largest principal stockholders outside of management?

The following table lists the persons or groups of stockholders who are known to us to be the beneficial owners of more than 5% of our common stock. The information regarding beneficial owners of more than 5% of our common stock was gathered by us from the filings made by such owners with the SEC as of the record date or from informal sources. Shares that may be acquired within 60 days are treated as outstanding for purposes of determining the amount and percentage of shares beneficially owned. This table does not include shares beneficially owned by our directors and officers and entities controlled by them. See the tables under the heading “Security Ownership of Management” beginning on page 16 for that information.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group(1)	10,567,038	10.3%
BlackRock, Inc.(2)	9,485,534	9.2%
FMR LLC(3)	9,250,705	9.0%
Boston Partners(4)	5,443,149	5.3%

(1)
According to a Schedule 13G/A filed on April 10, 2024, The Vanguard Group beneficially owned 10,567,038 shares of our common stock and had sole voting power over 0 shares, shared voting power over 44,570 shares, sole dispositive power over 10,411,489 shares and shared dispositive power over 155,549 shares. Subsequent to the record date, The Vanguard Group further amended its 13G/A to disclose that as of the record date (i) as a result of an internal realignment, it is no longer deemed to beneficially own shares held by various of its subsidiaries and divisions, and accordingly, it no longer beneficially owns Company shares directly and (ii) going forward, subsidiaries and divisions of The Vanguard Group will report beneficial ownership separately (on a disaggregated basis). The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

Vanguard provides investment management services to our Company’s 401(k) Savings Plan, which plan offers Vanguard investments in its investment choices. Fees paid for investment management of these funds are incorporated into the fund net asset value (NAV) on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the 401(k) Savings Plan and are determined to be reasonable for the services provided.

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, our affiliates or their clients; or other transactions or arrangements with The Vanguard Group and its affiliates and related entities. From time to time, The Vanguard Group, its affiliates or their related entities may purchase products or services from our Company or our affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

(2)
According to a Schedule 13G/A filed on January 24, 2024, BlackRock, Inc. beneficially owned 9,485,534 shares of our common stock and had sole voting power over 9,177,978 shares and sole dispositive power over 9,485,534 shares. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

BlackRock provides investment management services to our Company’s 401(k) Savings Plan, which plan offers a BlackRock investment in its investment choices. Fees paid for investment management of these funds are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the 401(k) Savings Plan and are determined to be reasonable for the services provided.

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, our affiliates or their clients; or other transactions or arrangements with BlackRock, Inc. and its affiliates and related entities. From time to time, BlackRock, Inc., its affiliates or their related entities may purchase products or services from our Company or our affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

(3)
According to a Schedule 13G/A filed on August 6, 2025, FMR LLC, through its subsidiaries, affiliates and other companies, and Abigail P. Johnson, through her family members’ direct and indirect control of FMR LLC and its affiliates, beneficially owned 9,250,705 shares of our common stock and had sole dispositive power over all 9,250,705 shares. Directly or indirectly, FMR had sole voting power over 9,213,545 shares of our common stock. The address of FMR LLC and Ms. Johnson is 245 Summer Street, Boston, MA 02210.

Affiliates of FMR LLC also provide administrative, brokerage, investment advice, and/or recordkeeping services for our 401(k) Savings Plan, incentive compensation plan, deferred compensation plan, employee stock purchase plan and health savings accounts. Annual fees payable for these services are approximately $1.0 million. Fidelity provides investment management services to our Company’s 401(k) Savings Plan, which plan offers Fidelity investments in its investment choices. Fees paid for investment management of these funds are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid to FMR LLC and its affiliates relating to these plans and the health savings account are reviewed by our Company’s administrative benefits plan committee and are determined to be reasonable for the services provided.

82 | 2026 Proxy Statement First American Financial Corporation

IV. Questions and Answers

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, its affiliates or their clients; or other transactions or arrangements with FMR and its affiliates and related entities. From time to time, FMR, LLC, its affiliates or their related entities may purchase products or services from our Company or its affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

(4)
According to a Schedule 13G filed on August 11, 2025, Boston Partners beneficially owned 5,443,149 shares of our common stock and had sole voting power over 4,297,278 shares and sole dispositive power over 5,443,149 shares. The address for Boston Partners is One Beacon Street, 30th Floor, Boston, MA 02108.

First American Financial Corporation 2026 Proxy Statement | 83

V. Other Information

Our Annual Report on Form 10-K is available at www.firstam.com/proxymaterials, together with our Company’s notice of annual meeting, proxy statement, and other proxy materials. We will, upon the written request of any stockholder on the record date for the annual meeting, furnish without charge a copy of our Annual Report on Form 10-K filed with the SEC for the year 2025 and will furnish, at a charge of $10, a copy of the exhibits thereto. If applicable, such request should contain a representation that the person requesting this material was a beneficial owner of our shares on the record date. Such request should be sent to the secretary at our executive offices at 1 First American Way, Santa Ana, California 92707.

The Board is not aware of any matters to come before the meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the meeting, the holders of the proxies will vote thereon in their discretion.

By Order of the Board of Directors
Lisa W. Cornehl
Senior Vice President, Chief Legal Officer and Secretary

Santa Ana, California

March 30, 2026

First American Financial Corporation 2026 Proxy Statement | 84

Appendix A

Non-GAAP Financial Measures

This proxy statement contains certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including adjusted return on average total equity and adjusted pretax margin. Our Company does not intend for these non-GAAP financial measures to be a substitute for any GAAP financial information. Below or as referenced, these non-GAAP financial measures are presented with, and reconciled to, the most directly comparable GAAP financial measures. Investors should use these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures.

Our Company is presenting adjusted return on average total equity and adjusted pretax margin because our Company’s Compensation Committee uses these measures as a factor in assessing performance for the purpose of making compensation decisions.

Adjusted return on average total equity is a non-GAAP financial measure because it excludes accumulated other comprehensive income/loss and noncontrolling interests from total equity and also excludes current year net gains from both the investment portfolio and certain venture portfolio investments and purchase-related amortization of intangible assets from net income attributable to our Company and from total equity. Adjusted pretax margin is a non-GAAP financial measure because it excludes from pretax income net gains from both the investment portfolio and certain venture portfolio investments and purchase-related amortization of intangible assets.

Adjusted Return on Average Total Equity used by the Compensation Committee	Year Ended December 31, 2025 ($ in millions)
Net income attributable to the Company	$621.8
Total equity	$5,524.3
GAAP return on average total equity	11.9%

Reconciliation of Non-GAAP Adjustments:
Net income attributable to the Company	$621.8
Net gains from the investment portfolio, net of tax	(30.2)
Net gains from certain venture portfolio investments, net of tax	(21.0)
Amortization of purchase-related intangible assets, net of tax	20.7
Adjusted net income attributable to the Company	$591.3

Total equity	$5,524.3
Accumulated other comprehensive loss	256.7
Noncontrolling interests	(24.8)
Net gains from the investment portfolio, net of tax	(30.2)
Net gains from certain venture portfolio investments, net of tax	(21.0)
Amortization of purchase-related intangible assets, net of tax	20.7
Adjusted total equity	$5,725.7
Adjusted return on average total equity	10.6%

First American Financial Corporation 2026 Proxy Statement | A-1

Appendix A. Non-GAAP Financial Measures

	Year ended December 31,
	2025	2024
Adjusted Pretax Margin used by the Compensation Committee	($ in millions)
Pretax income	$826.2	$165.4
Total revenue	$7,452.2	$6,128.1
GAAP pretax margin	11.1%	2.7%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$826.2	$165.4
Net (gains) losses from the investment portfolio	(39.7)	330.9
Net (gains) losses from certain venture portfolio investments	(27.6)	21.3
Impairment on internally developed software	—	35.2
Impairment on real property salvage asset	—	14.2
Amortization of purchase-related intangible assets	27.2	32.7
Adjusted pretax income	$786.1	$599.7

Total revenue	$7,452.2	$6,128.1
Net (gains) losses from the investment portfolio	(39.7)	330.9
Net (gains) losses from certain venture portfolio investments	(27.6)	21.3
Impairment on internally developed software	—	35.2
Impairment on real property salvage asset	—	14.2
Adjusted total revenue	$7,384.9	$6,529.7
Adjusted pretax margin	10.6%	9.2%

Other Non-GAAP Financial Measures

The Company is also presenting adjusted earnings per share, adjusted revenue, adjusted net income and, for the title insurance and services and home warranty segments, adjusted pretax margin because they provide the Company’s management and readers of this Proxy Statement with additional insight into the operational performance of the Company. Adjusted earnings per share for the Company and adjusted pretax margin for the title insurance and services segment are non-GAAP financial measures because they exclude net investment gains and amortization of purchase-related intangible assets and adjusted pretax margin for the home warranty segment is a non-GAAP financial measure because it excludes net investment losses.

	Year ended December 31,
	2025	2024
Adjusted Earnings per Share	($ in millions)
Net income attributable to the Company	$621.8	$131.1
Diluted weighted-average common shares	103.7	104.3
GAAP earnings per share	$6.00	$1.26

Reconciliation of Non-GAAP Adjustments:
Net income attributable to the Company	$621.8	$131.1
Net investment (gains) losses, net of tax	(15.8)	303.2
Amortization of purchase-related intangible assets, net of tax	20.6	24.7
Adjusted net income attributable to the Company	$626.6	$459.0
Diluted weighted-average common shares	103.7	104.3
Adjusted earnings per share	$6.05	$4.40

A-2 | 2026 Proxy Statement First American Financial Corporation

Appendix A. Non-GAAP Financial Measures

	Year ended December 31,
	2025	2024
Adjusted Total Revenue	($ in millions)
Total revenue	$7,452.2	$6,128.1
Reconciliation of Non-GAAP Adjustments:
Net investment (gains) losses	(20.9)	401.6
Adjusted total revenue	$7,431.3	$6,529.7

	Year ended December 31,
	2025	2024
Adjusted Net Income	($ in millions)
Net income attributable to the Company	$621.8	$131.1
Reconciliation of Non-GAAP Adjustments:
Net investment (gains) losses, net of tax	(15.8)	303.2
Amortization of purchase-related intangible assets, net of tax	20.6	24.7
Adjusted net income attributable to the Company	$626.6	$459.0

Adjusted Pretax Margin for the Title Insurance and Services Segment	Year Ended December 31, 2025 ($ in millions)
Pretax income	$847.4
Total revenue	$6,977.7
GAAP pretax margin	12.1%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$847.4
Net investment gains	(25.5)
Amortization of purchase-related intangible assets	27.1
Adjusted pretax income	$849.0

Total revenue	$6,977.7
Net investment gains	(25.5)
Adjusted total revenue	$6,952.2
Adjusted pretax margin	12.2%

Adjusted Pretax Margin for the Home Warranty Segment	Year Ended December 31, 2025 ($ in millions)
Pretax income	$86.5
Total revenue	$442.9
GAAP pretax margin	19.5%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$86.5
Net investment losses	0.3
Adjusted pretax income	$86.8

Total revenue	$442.9
Net investment losses	0.3
Adjusted total revenue	$443.2
Adjusted pretax margin	19.6%

First American Financial Corporation 2026 Proxy Statement | A-3

Appendix B

Proposed Amendments to the Certificate to Eliminate Supermajority Voting Requirements

ARTICLE V

BOARD OF DIRECTORS

Section 5.2(c) Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause ~~and only by the affirmative vote of at least 66⅔% of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~.1

ARTICLE IX

AMENDMENT

Section 9.1 Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation~~; provided, however, that in addition to any requirements of law and any other provision of this Certificate of Incorporation, and notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least 66⅔% in voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, any provisions of Article V, Article VI, Article VII, Article IX or Article X of this Certificate of Incorporation~~.

Section 9.2 In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. In addition to any requirements of law and any other provision of this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding any other provision of this Certificate of Incorporation, the Bylaws of the Corporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least ~~66⅔%~~ a majority in voting power of the issued and outstanding stock entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to amend or repeal, or adopt any provision inconsistent with, any Bylaw of the Corporation.

1 To be further amended as set forth in Appendix C if Item 4 is approved by our stockholders and becomes effective.

First American Financial Corporation 2026 Proxy Statement | B-1

Appendix C

Proposed Amendments to the Certificate to Declassify the Board and Phase-In Annual Director Elections

ARTICLE V

BOARD OF DIRECTORS

Section 5.2 Classification.

(a) ~~The Board of Directors (other~~Other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof: ~~(the “Preferred Stock~~

(1) From the effectiveness of the certificate of amendment first inserting this sentence until the election of directors at the 2027 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Board of Directors~~”)~~ shall be divided into three classes~~, as nearly equal in number as possible, designated~~ of directors, Class I, Class II and Class III~~. Class I directors shall initially serve until the first~~, with the directors in Class I having a term expiring at the 2029 annual meeting of stockholders~~, following the effectiveness of this Section 5.2;~~ the directors in Class II ~~directors shall initially serve until the second~~having a term expiring at the 2027 annual meeting of stockholders ~~following the effectiveness of this Section 5.2; and~~ and the directors in Class III ~~directors shall initially serve until the third~~ having a term expiring at the 2028 annual meeting of stockholders. ~~following the effectiveness of this Section 5.2. Commencing with the first annual meeting of stockholders following the effectiveness of this Section 5.2, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office.~~

~~In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III~~.

(2) Commencing with the election of directors at the 2027 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Board of Directors shall be divided into two classes of directors, Class I and Class III, with the directors in Class III having a term that expires at the 2028 annual meeting of stockholders and the directors in Class I having a term that expires at the 2029 annual meeting of stockholders. The successors of the directors who, immediately prior to the 2027 annual meeting of stockholders, were members of Class II (and whose terms expire at the 2027 annual meeting of stockholders) shall be elected to Class III; the Class III directors who, immediately prior to the 2027 annual meeting of stockholders, were members of Class III and whose terms were scheduled to expire at the 2028 annual meeting of stockholders shall be assigned by the Board of Directors to Class III for a term expiring at the 2028 annual meeting of stockholders; and the directors who, immediately prior to the 2027 annual meeting of stockholders, were members of Class I and whose terms were scheduled to expire at the 2029 annual meeting of stockholders shall be assigned by the Board of Directors to Class I for a term expiring at the 2029 annual meeting of stockholders.

(3) Commencing with the election of directors at the 2028 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Board of Directors shall be divided into one class of directors, Class I, with the directors in Class I having a term that expires at the 2029 annual meeting of stockholders. The successors of the directors who, immediately prior to the

First American Financial Corporation 2026 Proxy Statement | C-1

Appendix C. Proposed Amendments to the Certificate—Declassification of the Board and Phase-In of Annual Director Elections

2028 annual meeting of stockholders, were members of Class III (and whose terms expire at the 2028 annual meeting of stockholders) shall be elected to Class I for a term that expires at the 2029 annual meeting of stockholders, and the directors who, immediately prior to the 2028 annual meeting of stockholders, were members of Class I and whose terms were scheduled to expire at the 2029 annual meeting of stockholders shall be assigned by the Board of Directors to Class I for a term expiring at the 2029 annual meeting of stockholders.

(4) From and after the election of directors at the 2029 annual meeting of stockholders, the Board of Directors shall cease to be classified as provided in Section 141(d) of the DGCL, and the directors elected at the 2029 annual meeting of stockholders (and each annual meeting of stockholders thereafter) shall be elected for a term expiring at the following annual meeting of stockholders.

Each director elected at any annual meeting of stockholders shall hold office until such director’s successor shall have been elected and qualified.

(b) Unless otherwise required by law, in the event of any increase or decrease in the authorized number of directors at any time when the Board of Directors is divided into a class or classes, each director then serving as a member of a class of directors shall continue as a director of the class of which he or she is a member until the expiration of the director's term or the director's earlier death, disqualification, resignation or removal. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, each newly created ~~directorships resulting from any~~ directorship on the Board of Directors that results from an increase in the ~~authorized~~ number of directors ~~or~~ and any ~~vacancies~~vacancy occurring in the Board of Directors ~~resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law, be filled solely by the affirmative vote of~~shall be filled only by a majority of the ~~remaining~~ directors then in office, ~~even~~ though less than a quorum ~~of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his succesor shall be~~, or by a sole remaining director, pursuant to Section 223 of the DGCL. Any director elected to fill a newly created directorship that results from an increase in the number of directors or a vacancy shall hold office: (1) if at the time of such director's election, the Board of Directors is classified pursuant to Section 1(a) of this Article V, for the remainder of the full term of the class of directors in which the new directorship or vacancy was created or (2) if, at the time of such director's election, the Board of Directors has ceased to be classified pursuant to Section 1(a) of this Article V, for a term expiring at the next annual meeting of stockholders, and, in each case, until the director's successor is duly elected and qualified~~. No decrease in the authorized number of directors shall shorten the term of any incumbent director~~, or until the director's earlier death, disqualification, resignation or removal.

(c) ~~Except for such additional directors, if any, as are elected by~~ Subject to the rights of the holders of any one or more series of Preferred Stock ~~as provided for or fixed pursuant to the provisions of Article IV hereof, any director, or the entire~~ then outstanding, (1) prior to the time at which the Board of Directors~~,~~ ceases to be classified pursuant to Section 1(a) of this Article V, directors may be removed ~~from office at any time, but~~ only for cause and ~~only by the affirmative vote of at least 66⅔% of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.~~ (2) from and after the time at which the Board of Directors ceases to be classified pursuant to Section 1(a) of this Article V, any director may be removed with or without cause.

C-2 | 2026 Proxy Statement First American Financial Corporation

1 First American Way, Santa Ana, CA 92707

800-854-3643 | www.firstam.com | NYSE: FAF

First American Financial Corporation

2026 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 12, 2026

1:00 PM, Pacific Time

To register to attend and/or participate in the virtual meeting, please follow the instructions below:

•
Visit register.proxypush.com/FAF on your smartphone, tablet or computer.
•
As a stockholder, you will then be required to enter your control number which is located in the upper right-hand corner on the reverse side of this proxy card.

After registering, you will receive a confirmation email. Approximately one hour prior to the start of the meeting an email will be sent to the email address you provided during registration with a unique link to the virtual meeting.

Your Vote Is Important to the Company!

First American Financial Corporation
1 First American Way	proxy
Santa Ana, California 92707

This proxy is solicited by the Board of Directors for the Annual Meeting on May 12, 2026, held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF.

The undersigned stockholder of First American Financial Corporation hereby revokes all previously granted proxies and appoints Mark E. Seaton and Lisa W. Cornehl (the "Named Proxies"), and each or any of them, as proxies and true and lawful attorneys-in-fact of the undersigned with full power to act without the other and with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of First American Financial Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held May 12, 2026, at 1:00 PM, Pacific Time, virtually via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF and any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHERE NO DIRECTION IS GIVEN BUT THE CARD IS SIGNED, SHARES WILL BE VOTED FOR EACH NOMINEE IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5.

In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournments or postponements thereof. In the event that any of the nominees named on the reverse side of this card are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2026: First American Financial Corporation’s notice of annual meeting and proxy statement, annual report and other proxy materials are available at www.firstam.com/proxymaterials.

See reverse for voting instructions.

First American Financial Corporation	Shareowner Services P.O. Box 64945

St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the Named
Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –

Before the meeting– www.proxypush.com/faf
Use the Internet to vote your proxy until 8:59 p.m. (PT) on May 11, 2026.

During the meeting – using a unique link to be provided by email after registering at register.proxypush.com/FAF – You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box in the upper right corner of this proxy card available and follow the instructions.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 8:59 p.m. (PT) on May 11, 2026.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 11, 2026.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Each Nominee in Item 1 and FOR Items 2, 3, 4 and 5.

1.	Election of Class I director nominees:	01 Mark E. Seaton	☐	For	☐	Against	☐	Abstain
		02 Marsha A. Spence	☐	For	☐	Against	☐	Abstain
		03 Deborah L. Wahl	☐	For	☐	Against	☐	Abstain

2.	Advisory vote to approve executive compensation.		☐	For	☐	Against	☐	Abstain

3.	To approve amendments to eliminate supermajority voting requirements in the Certificate of Incorporation.		☐	For	☐	Against	☐	Abstain

4.	To approve amendments to the Certificate of Incorporation to declassify the board and phase-in annual director elections.		☐	For	☐	Against	☐	Abstain

5.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.		☐	For	☐	Against	☐	Abstain

To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH NOMINEE IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5.

Address Change? Mark box, sign, and indicate changes below: 	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy.